[front cover]

AMERICAN CENTURY
Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

Life Sciences
Technology

May 31, 2002

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr., with James E. Stowers III]

James E. Stowers, Jr., with James E. Stowers III

     The stock market has proven to be one of the most profitable places to invest over long periods of time. However, recent market volatility underscores the importance of having an asset allocation strategy to balance risk and reward in your portfolio.

     Your asset allocation strategy addresses how your portfolio is diversified across asset classes, capitalization ranges and investment styles. The impact of asset allocation can be significant. For example, studies by Ibbotson
Associates, a Chicago-based research firm, found that approximately 90% of a mutual fund's return over time was based on how its assets were allocated. The specific investments chosen, and when they were bought and sold, accounted for only a small portion of return. With a diversified portfolio, a decline in any single investment has less impact on overall return and may be offset by increases in other investments.

     You can find more information on asset allocation in the Education &
Planning section of our Web site, WWW.AMERICANCENTURY.COM, including information on bond investing. While it's clear that investing in bonds can help diversify your portfolio, many investors have told us that they want to learn more about fixed-income securities. To help you better understand bonds and bond mutual funds, we offer a number of web-based tools, including easy-to-understand articles, guides and calculators.

     Building your awareness of essential investment terms and ideas is one of the keys to successful investing. We continue to look for ways to provide you with the resources you need to reach investment goals. We appreciate your continued confidence in American Century and firmly believe that The Best is Yet to Be(reg.sm).

Sincerely,

/s/James E. Stowers, Jr.              /s/James E. Stowers III
James E. Stowers, Jr.                 James E. Stowers III
Founder and Chairman of the Board     Co-Chairman of the Board

   Table of Contents

   Market Perspective .....................................................    2

LIFE SCIENCES

TECHNOLOGY

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   14
   Statement of Operations ................................................   15
   Statement of Changes
      in Net Assets .......................................................   16
   Notes to Financial
      Statements ..........................................................   17
   Financial Highlights ...................................................   21

OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   28
   Background Information
      Investment Philosophy

                                               www.americancentury.com      1

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin]

C. Kim Goodwin, chief investment officer,  U.S. growth equities

TURBULENT MARKETS

     The U.S. economy and the stock  market alternately showed signs of improvement and retreat during the  six months covered by this report.
Ultimately, equities lost ground as investors balanced positive economic trends with weakness in corporate  profits. The S&P 500 Index declined 5.69%, and the
Nasdaq Composite Index, which represents numerous growth companies, fell 16.16%.

     The period opened amid a fourth-quarter rally that was long on sentiment but short on fundamental strength. Investors were confident that the  economy was on the mend, and they were betting -- with little data to back them up --
that corporate profits would soon follow suit. Though the economy continued to gain strength in 2002, a strong profit recovery did not materialize. The rally stalled early this year and share prices declined under the weight of an earnings season filled with weak profit reports and modest expectations for the future. Growing concern about accounting practices and rising international tensions also contributed to the uncertain conditions. Throughout the rest of the period, the market vacillated as investors tried to determine when corporate profits would catch up with the resurgent economy.

     Attempts to reconcile conflicting  economic news and corporate developments are reflected in performance that varied by market capitalization and investment style. During the period,  the small stocks that traditionally lead the market coming out of a recession dramatically outperformed large stocks. At the same time, wary investors remained valuation conscious, and lower-priced value stocks outperformed growth issues in all capitalization ranges.

[left margin]

"THE PERIOD OPENED AMID A FOURTH-QUARTER RALLY THAT WAS LONG ON SENTIMENT BUT
SHORT ON FUNDAMENTAL STRENGTH."

MARKET RETURNS
FOR THE SIX MONTHS ENDED MAY 31, 2002

S&P 500                                 -5.69%
S&P MIDCAP 400                           9.86%
RUSSELL 2000                             6.46%
S&P SUPERCOMPOSITE 1500 TECHNOLOGY     -21.45%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED MAY 31, 2002

 2      1-800-345-2021

Market Perspective from C. Kim Goodwin
--------------------------------------------------------------------------------

                                                                    (Continued)

NEGOTIATING CHALLENGES

     The uncertainty and volatility created special challenges in the health care and technology sectors. In the health care arena, medical service providers
-- businesses known for delivering stable earnings even in difficult economic and market environments -- held the most appeal for risk-averse investors. At the same time, they shunned drug companies, especially those with biotechnology orientations, which struggled against negative sentiment, regulatory pressures, and meager profit margins. Meanwhile, downbeat news regarding future earnings continued to plague the technology sector. However, an improving economy sparked hopes of stabilization and recovery in technology spending. As a result, we saw rotations within the tech industries as investors considered which areas and companies would be the first to rebound. Despite these developments, your managers remained steadfast in their disciplines of seeking companies demonstrating accelerating growth -- commitment that ultimately helped both funds outdistance their respective benchmarks.

REASONS FOR OPTIMISM

     As we look ahead, we see reasons to be optimistic about future opportunities for growth investors. The economy is growing again after only one quarter of contraction, interest rates remain near historic lows, and productivity growth is strong. In addition, corporations are beginning to see their profit margins pick up as the benefits of cost cutting fall to the bottom line. These lower costs will provide the lever for rising profits as revenues improve.

     Though we expect volatility to continue in the months ahead, we are optimistic that these positive economic trends bode well for growth investors over the long term.

[right margin]

"AS WE LOOK AHEAD, WE SEE REASONS TO BE OPTIMISTIC ABOUT FUTURE OPPORTUNITIES
FOR GROWTH INVESTORS."

MARKET RETURNS
FOR THE SIX MONTHS ENDED MAY 31, 2002

S&P 500                                  -5.69%
S&P MIDCAP 400                            9.86%
RUSSELL 2000                              6.46%
S&P SUPERCOMPOSITE 1500 HEALTH CARE     -10.43%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED MAY 31, 2002

                                               www.americancentury.com      3

Life Sciences--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2002

          INVESTOR CLASS (INCEPTION 6/30/00)   ADVISOR CLASS (INCEPTION 11/14/00)

                       S&P SUPER-                         S&P SUPER-
                       COMPOSITE     S&P                  COMPOSITE     S&P
               LIFE   1500 HEALTH    500         LIFE    1500 HEALTH    500
             SCIENCES  CARE INDEX   INDEX      SCIENCES   CARE INDEX   INDEX

6 MONTHS(1) .. -4.11%  -10.43%      -5.69%      -4.32%     -10.43%     -5.69%
1 YEAR ....... -6.60%   -8.21%     -13.87%      -7.00%      -8.21%    -13.87%
================================================================================
AVERAGE ANNUAL RETURNS
================================================================================
LIFE OF FUND . -2.19%   -5.30%     -13.83%      -8.58%      -8.62%(2) -15.74%(2)

         INSTITUTIONAL CLASS (INCEPTION 7/17/00)  C CLASS (INCEPTION 11/29/01)

                       S&P SUPER-                         S&P SUPER-
                       COMPOSITE     S&P                  COMPOSITE     S&P
               LIFE   1500 HEALTH    500         LIFE    1500 HEALTH    500
             SCIENCES  CARE INDEX   INDEX      SCIENCES   CARE INDEX   INDEX

6 MONTHS(1) . -4.09%   -10.43%      -5.69%      -5.47%(4)  -10.43%     -5.69%
1 YEAR ...... -6.39%    -8.21%     -13.87%         --          --         --
================================================================================
AVERAGE ANNUAL RETURNS
================================================================================
LIFE OF FUND  -4.64%    -2.66%(3)  -13.67%(3)   -5.47%(4) -10.43%(5)   -5.69%(5)

(1)  Returns for periods less than one year are not annualized. The total return may not precisely reflect the class expense difference because of the impact of calculating the net asset values to two decimal places.
     See Note 5 to the Financial Highlights on page 22 for more information.

(2)  Since 10/31/00, the date nearest the class's inception for which data are available.

(3)  Since 7/31/00, the date nearest the class's inception for which data are available.

(4)  Returns reflect the deduction of a 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase. Return would have been -4.52% if shares were not redeemed during the period.

(5)  Since 11/30/01, the date nearest the class's inception for which data are available.

See pages 28-30 for information about share classes, the indices, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund. Life Sciences' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graph is based on Investor Class shares only;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table above). Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

 4      1-800-345-2021

Life Sciences--Performance Review
--------------------------------------------------------------------------------

[photo of Arnie Douville and Christy Turner]

     A commentary by Arnie Douville and Christy Turner, portfolio managers on the Life Sciences investment team.

     Life Sciences fell 4.11%* for the six months ended May 31, 2002, finishing well ahead of the 10.43% retreat of its benchmark, the S&P SuperComposite 1500
Health Care Index. In addition, our results outperformed the broader market, as measured by the S&P 500 Index, which fell 5.69%. Life Sciences' performance also compares favorably with that of its peers: The 196 Health/Biotechnology funds tracked by Lipper Inc. fell an average of 4.29%.

MARKET ADRIFT

     Equity investors know that the past six months have been challenging ones.
Even while the economy continued its climb out of recession, weak corporate earnings continued to pressure the stock market. Discerning investors carefully weighed meager profits against both high valuations and a difficult business environment, one marred by SEC investigations into corporate governance scandals. Ongoing conflict overseas and renewed terrorist threats at home compounded the uncertainty, helping drive the market to its lowest levels since
September 11.

     Against this backdrop, evaluating each company on its own merits -- the foundation of our investment discipline -- became increasingly important. We sought fundamentally sound businesses committed to generating strong returns. In the health care domain, that meant measured exposure to embattled drug and biotechnology companies, which suffered from industry obstacles and negative sentiment. We focused instead on service providers and diversified medical companies -- businesses known for delivering steady, reliable earnings.

SERVICE PROVIDERS DELIVER

     Hospitals, HMOs and laboratory services companies, consistent market leaders in recent years, led again during the period and contributed the most to performance by far. Our sizeable stake in these businesses reflected our conviction in their ability to deliver earnings even in difficult times, confidence that was well placed. Laboratory Corp., a clinical laboratory that provides a spectrum of routine testing and diagnostic services, was the top-contributing stock for the period. Province Healthcare Co., a hospital, and
HMO Wellpoint Health Networks Inc. also were solid performers.

MEDICAL TECHNOLOGY: MIXED RESULTS

     We redeployed some of the fund's HMO assets into diversified health care companies, hybrid businesses with both medical technology and pharmaceutical orientations that help fortify them against unfavorable market forces. Baxter
International, a tenured and rewarding holding in this group, continued to prosper on the strength of its hemophilia drug, Recombinant Factor VIII, which is in short supply.

     Despite these companies' resilience, even the best sometimes stumble.
Abbott Laboratories, one of our long-held positions, was caught in the downdraft of industry developments. The FDA

* All fund returns referenced in this review are for Investor Class shares.

[right margin]

PORTFOLIO AT A GLANCE
                                                       AS OF 5/31/02
NET ASSETS                                            $212.6 MILLION

                                                5/31/02          11/30/01
NO. OF COMPANIES                                  49                43
P/E RATIO                                        36.5              35.3
MEDIAN MARKET                                    $4.60            $3.89
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                 $20.5            $51.3
   MARKET CAPITALIZATION                        BILLION           BILLION
PORTFOLIO TURNOVER                              150%(1)           206%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             1.50%(3)            1.50%

(1)    Six months ended 5/31/02.

(2)    Year ended 11/30/01.

(3)    Annualized.

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                            AS OF MAY 31, 2002

U.S. STOCKS & EQUITY FUTURES                                     97.0%
FOREIGN STOCKS                                                    1.5%
CONVERTIBLE BONDS                                                 1.0%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         99.5%
TEMPORARY CASH INVESTMENTS                                        0.5%

Investment terms are defined in the Glossary on pages 30-31.

                                               www.americancentury.com      5

Life Sciences--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

extended Abbott's consent decree, preventing the manufacture and shipment of its diagnostic products. The news caused the stock to tumble sharply. Still,
Abbott's broad pipeline of medical devices and drugs -- D2E7 is an upcoming arthritis medicine with blockbuster potential--continue to make it an attractive holding.

DRUGS UNDER FIRE

     A lack of new popular medicines is only one factor weighing on the pharmaceutical industry. Tougher FDA standards, continuing competitive pressures stemming from patent expirations, downward earnings revisions and a distinct lack of investor confidence all prevented this group from gaining traction.

     Our exposure to drug makers was highly selective. Once again, major diversified firms held the most appeal, though even many top-flight companies suffered in this challenging environment. One firm that fared well was Johnson &
Johnson, a top-contributor for the period, which we sold at a gain.

     At the same time, we were challenged to find opportunities among generic and specialty drug makers, a group saddled with full valuations but inconsistent earnings. This group proved damaging during the period, even as we limited our holdings to companies that were leaders in their field with strong earnings or compelling growth potential. One firm that fit these criteria was specialty drug maker, Sepracor. However, regulatory developments proved detrimental. Citing early-stage animal studies as grounds for concern, the FDA rejected the new-drug application for its promising medicine Soltara, despite Sepracor's own research demonstrating efficacy without toxicity. The stock fell sharply on the news, and
Soltara's future remains uncertain. As Sepracor's prospects for earnings growth deteriorated, the stock came under heavy selling pressure. We eliminated this position but not before incurring losses.

BIOTECH SUFFERS

     Similar regulatory pressures restrained biotechnology companies, some of the largest detractors to performance. Several high-profile rejections for drug applications by an increasingly vigilant FDA weighed on the industry, along with negative sentiment. An uncertain market prompted risk-averse investors to unload their more volatile holdings in favor of defensive issues, a rotation evident in the Nasdaq's 16.16% decline, where many of these stocks are represented, and on the AMEX Biotechnology Index (BKT), which lost nearly 50% of its value during the period. The sell-off took down weak and strong companies alike, and although our exposure was limited, we could not escape the damage. Amgen, the world's largest biotech company, Genentech, and Biogen all lagged during the period.

LOOKING AHEAD

     Volatility will likely persist for some time as the market grapples with political and economic uncertainty. Still, we remain focused on positive developments: Several companies have strong product pipelines, and new leadership at the FDA may soon be a reality. These are some of the factors that give us optimism for solid performance in the new year.

TOP TEN HOLDINGS
                                                 % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               5/31/02            11/30/01

ABBOTT LABORATORIES                             6.9%                7.2%
BAXTER
     INTERNATIONAL, INC.                        5.1%                7.3%
AMERISOURCEBERGEN
     CORP.                                      4.0%                2.1%
MCKESSON CORP.                                  4.0%                2.1%
PROVINCE
     HEALTHCARE CO.                             3.9%                2.6%
LIFEPOINT HOSPITALS INC.                        3.9%                3.2%
HEALTH MANAGEMENT
     ASSOCIATES, INC.                           3.6%                3.0%
GILEAD SCIENCES, INC.                           3.4%                  --
MEDTRONIC, INC.                                 3.3%                  --
LABORATORY CORPORATION
     OF AMERICA HOLDINGS                        3.1%                2.6%

TOP INDUSTRIES
                                                 % OF FUND INVESTMENTS
                                               AS OF               AS OF
                                              5/31/02            11/30/01

DRUGS                                          42.0%                25.1%
MEDICAL PRODUCTS
     & SUPPLIES                                25.5%                37.2%
MEDICAL PROVIDERS
     & SERVICES                                21.8%                26.4%

 6          1-800-345-2021

Life Sciences--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2002 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
================================================================================
 COMMON STOCKS - 91.4%

CHEMICALS - 1.1%
       55,000  Cambrex Corp.                                         $2,401,300
                                                             -------------------

DRUGS - 41.0%
      305,000  Abbott Laboratories(1)                                14,487,499
       20,000  Altana AG ORD                                          1,070,093
      110,000  AmerisourceBergen Corp.                                8,479,900
      125,000  Amgen Inc.(2)                                          5,953,750
      150,000  Bristol-Myers Squibb Co.                               4,668,000
       90,000  CV Therapeutics, Inc.(2)                               1,718,100
       70,000  Eon Labs, Inc.(2)                                      1,117,200
      110,000  First Horizon Pharmaceutical Corp.(2)                  2,449,150
      170,000  Genentech, Inc.(2)                                     6,035,000
      200,000  Gilead Sciences, Inc.(2)                               7,133,000
      160,000  Human Genome Sciences, Inc.(2)                         2,760,800
      100,000  ICOS Corporation(2)                                    2,256,000
      100,000  IDEC Pharmaceuticals Corp.(2)                          4,288,500
      100,000  Kos Pharmaceuticals, Inc.(2)                           1,987,500
       36,400  Martek Biosciences Corporation(2)                        884,520
      140,000  MedImmune, Inc.(2)                                     4,552,800
      130,000  Millennium Pharmaceuticals, Inc.(2)                    1,967,550
       80,000  OSI Pharmaceuticals, Inc.(2)                           2,423,600
       60,000  Pfizer, Inc.                                           2,076,000
      150,000  Protein Design Labs, Inc.(2)                           1,701,000
       32,000  Teva Pharmaceutical Industries Ltd. ADR                2,145,120
       45,000  Trimeris Inc(2)                                        2,193,750
       75,000  Wyeth                                                  4,162,500
                                                             -------------------
                                                                     86,511,332
                                                             -------------------

ELECTRICAL EQUIPMENT - 1.0%
       65,000  Varian Inc.(2)                                         2,123,225
                                                             -------------------

ENVIRONMENTAL SERVICES - 1.0%
       32,000  Stericycle, Inc.(2)                                    2,205,760
                                                             -------------------

MEDICAL PRODUCTS & SUPPLIES - 25.5%
      200,000  Baxter International, Inc.                            10,740,000
       50,000  Bio-Rad Laboratories, Inc.(2)                          2,213,000
      149,600  Boston Scientific Corp.(2)                             4,166,360
       45,000  Cerus Corporation(2)                                   1,944,450
       96,000  Cooper Companies, Inc. (The)                           4,800,960
       50,000  Ecolab Inc.                                            2,384,000
       65,000  Endocare Inc.(2)                                         955,500
       70,000  Fisher Scientific International(2)                     2,152,500
      110,000  Guidant Corp.(2)                                       4,400,000
      125,000  Kyphon Inc.(2)                                         2,332,500
      150,000  Medtronic, Inc.                                        6,922,500
      100,000  Respironics Inc.(2)                                    3,466,500
       42,000  Stryker Corp.                                          2,291,520

Shares/Principal Amount                                                 Value

--------------------------------------------------------------------------------
       80,000  Zimmer Holdings Inc.(2)                               $2,798,400
       65,036  Zoll Medical Corp.(2)                                  2,304,551
                                                             -------------------
                                                                     53,872,741
                                                             -------------------

MEDICAL PROVIDERS & SERVICES - 21.8%
      110,000  Covance Inc.(2)                                        2,007,500
      365,000  Health Management Associates, Inc.(2)                  7,515,350
      375,000  HealthSouth Corp.(2)                                   5,306,250
      132,000  Laboratory Corporation of
                  America Holdings(2)                                 6,474,600
      210,000  LifePoint Hospitals Inc.(2)                            8,172,150
      225,000  McKesson Corp.                                         8,437,500
      325,000  Province Healthcare Co.(2)                             8,279,375
                                                             -------------------
                                                                     46,192,725
                                                             -------------------

TOTAL COMMON STOCKS                                                 193,307,083
                                                             -------------------
  (Cost $190,069,366)
================================================================================
 CONVERTIBLE BONDS - 1.0%

DRUGS - 1.0%
   $2,300,000  OSI Pharmaceuticals Inc.,
               4.00%, 2/1/09
               (Acquired 1/28/02-1/29/02,
               Cost $2,305,813)(3)                                    2,011,063
                                                             -------------------
  (Cost $2,305,569)
================================================================================
 TEMPORARY CASH INVESTMENTS -
================================================================================

 SEGREGATED FOR FUTURES* - 7.1%
    Repurchase Agreement, Bank of America N.A.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.70%, dated 5/31/02, due 6/3/02
       (Delivery value $4,400,623)                                    4,400,000
    Repurchase Agreement, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint trading
       account at 1.73%, dated 5/31/02, due 6/3/02
       (Delivery value $10,701,543)                                  10,700,000
                                                             -------------------

TOTAL TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES                                               15,100,000
                                                             -------------------
  (Cost $15,100,000)
===============================================================================
 TEMPORARY CASH INVESTMENTS - 0.5%

    Repurchase Agreement, Bank of America N.A.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.70%, dated 5/31/02, due 6/3/02
       (Delivery value $1,000,142)                                    1,000,000
                                                             -------------------
 (Cost $1,000,000)

TOTAL INVESTMENT SECURITIES - 100.0%                               $211,418,146
                                                             ===================
  (Cost $208,474,935)

See Notes to Financial Statements              www.americancentury.com      7

Life Sciences--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

 EQUITY FUTURES CONTRACTS*

                        Expiration        Underlying Face        Unrealized
        Purchased          Date           Amount at Value           Loss
------------------------------------------------------------------------------

    125  Nasdaq 100        June
         Futures           2002             $15,100,000         $(3,008,438)
                                      ========================================

*Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
ORD = Foreign Ordinary Share

(1) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(2) Non-income producing.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2002, was $2,011,063, which represented 0.9% of net assets.

 8          1-800-345-2021                  See Notes to Financial Statements

Technology--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2002

             INVESTOR CLASS (INCEPTION 6/30/00)  ADVISOR CLASS (INCEPTION 6/30/00)

                         S&P SUPER-                         S&P SUPER-
                         COMPOSITE                          COMPOSITE
                           1500        S&P                     1500        S&P
                        TECHNOLOGY     500                  TECHNOLOGY     500
            TECHNOLOGY    INDEX       INDEX     TECHNOLOGY    INDEX       INDEX

6 MONTHS(1)  -18.18%     -21.45%      -5.69%     -18.75%     -21.45%      -5.69%
1 YEAR ..... -30.49%     -27.13%     -13.87%     -31.02%     -27.13%     -13.87%
================================================================================
AVERAGE ANNUAL RETURNS
================================================================================
LIFE OF FUND -42.85%     -40.57%     -13.83%     -43.20%     -40.57%     -13.83%

                INSTITUTIONAL CLASS (INCEPTION 7/14/00)

                               S&P SUPER-
                               COMPOSITE        S&P
                            1500 TECHNOLOGY     500
                TECHNOLOGY      INDEX          INDEX

6 MONTHS(1) .... -18.57%       -21.45%         -5.69%
1 YEAR ......... -30.49%       -27.13%        -13.87%
================================================================================
AVERAGE ANNUAL RETURNS
================================================================================
LIFE OF FUND ... -46.50%       -40.57%(2)     -13.83%(2)

(1)  Returns for periods less than one year are not annualized. The total return may not precisely reflect the class expense difference because of the impact of calculating the net asset values to two decimal places.
     See Note 4 to the Financial Highlights on page 25 for more information.

(2)  Since 6/30/00, the date nearest the class's inception for which data are available.

See pages 28-30 for information about share classes, the indices, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund. Technology's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graph is based on Investor Class shares only;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table above). Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment return and principal  value will fluctuate, and redemption value may be more or less than original cost.

                                               www.americancentury.com      9

Technology--Performance Review
--------------------------------------------------------------------------------

[photo of Chris Boyd and Tom Telford]

A commentary by Chris Boyd and Tom Telford, portfolio managers on the
Technology investment team.

     Reflecting the ongoing bear market in technology stocks, Technology declined 18.18%* for the six-month period ending May 31, 2002. The fund outperformed its benchmark, the S&P SuperComposite 1500 Technology Index, which fell 21.45%. It also beat the 22.88% loss posted by the average science and technology fund tracked by Lipper Inc.

CAPITAL SPENDING RECESSION

     Coming off a fourth-quarter rally that anticipated a strong rebound in profits, technology stocks reversed course in 2002 on mounting evidence that companies were deferring capital spending until business improved. Even technology bellwethers fell victim to corporate budget cuts as disappointing earnings reports and gloomy outlooks were issued by the likes of IBM and
Microsoft. The breadth of the decline could be seen in the six-month results of the major tech indices. The Philadelphia Semiconductor Index (SOX) was down
8.23%, the Goldman Sachs Hardware Index (GHA) declined 21.96%, the Goldman Sachs
Software Index (GSO) fell 30.34%, and the Nasdaq 100, a measure of the 100 largest non-financial companies listed on the Nasdaq, dropped 24.29%.

POCKETS OF STRENGTH

     In this environment, our priority was to identify businesses with predictable revenue streams. With the events of September 11 driving the largest military budget increase in nearly 20 years, the government emerged as one of the most reliable sources of revenue growth, and our investments in defense contractors advanced. A good example is L-3 Communications, which experienced a surge in demand for its sophisticated communications equipment as well as its explosive-detection systems as airports sought to comply with new homeland security guidelines. Earnings and revenue growth also was strong at Lockheed
Martin, and the stock was a top  performer for Technology.

     We also earned positive results from our investments in information services companies that provide IT support to corporate and government customers. These stocks came under pressure early this year on speculation that earnings would weaken, but we maintained our exposure to the industry, focusing on the steady earnings growth provided by long-term contracts. We were rewarded for our patience, with stocks such as Affiliated Computer Services finishing as top contributors to the fund. Similarly, companies that provide back-office support and data processing to financial services firms did well.

MIXED SIGNALS

     Many investors consider the demand for semiconductors -- the "brains"
behind most electronic devices -- a leading indicator of the technology sector's direction. News that orders for semiconductors were increasing

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                                                       AS OF 5/31/02
NET ASSETS                                            $156.2 MILLION

                                                5/31/02          11/30/01

NO. OF COMPANIES                                  75                80
P/E RATIO                                        45.0              39.8
MEDIAN MARKET                                    $4.19            $1.93
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED AVERAGE                                 $27.4             $38.0
   MARKET CAPITALIZATION                        BILLION           BILLION
PORTFOLIO TURNOVER                              139%(1)           356%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                             1.50%(3)            1.50%

(1)    Six months ended 5/31/02.

(2)    Year ended 11/30/01.

(3)    Annualized.

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                            AS OF MAY 31, 2002
U.S. COMMON STOCKS
   & EQUITY FUTURES                                              89.0%
FOREIGN STOCKS                                                    6.1%
--------------------------------------------------------------------------------
   TOTAL EQUITY EXPOSURE                                         95.1%
TEMPORARY CASH INVESTMENTS                                        4.9%

Investment terms are defined in the Glossary on pages 30-31.

 10      1-800-345-2021

Technology--Performance Review
--------------------------------------------------------------------------------

                                                                    (Continued)

prompted January and March rallies in chip stocks, but the period ended with a wide disparity of returns in the industry. Companies possessing broad customer bases held up best. After identifying sequential growth in a number of businesses, we increased the portfolio's weighting in the semiconductor industry. Microchip Technology was a leading contributor to fund performance, one of the few firms that was able to raise guidance as it experienced strong demand in all segments of its business. On the other hand, GlobespanVirata weighed on returns when its telecommunications customers began reporting declining growth in digital subscriber line (DSL) subscribers, and we sold the stock.

     We also earned mixed results from our software holdings. Software shares often hold up reasonably well in difficult environments as executives make strategic purchases of software that can give them a fairly quick return on investment by increasing productivity and cutting costs. These stocks did well through January, but five consecutive quarters of declining corporate profits finally took its toll on software sales. Siebel Systems, which makes software that streamlines communications between salespeople and call centers, saw its shares decline as its customers reacted to diminishing earnings by postponing software purchases.

     In contrast, JDA Software Group posted relatively strong results. JDA sells software that helps retailers manage inventories. For the most part, retailers did not participate in the technology-spending boom of the late '90s, and they're now making IT investments to increase efficiency and widen profit margins in a very competitive marketplace.

     The portfolio's investments in companies involved in data storage detracted from performance. Although in numerous surveys, executives identified data storage as a high priority, they ultimately chose to postpone purchases until their businesses improve. McData, which makes switching devices that enable enterprises to connect large numbers of storage and networking devices, was one of our holdings slowed by tight corporate purse strings.

STAYING THE COURSE

     While we were able to post returns ahead of the benchmark and many of our peers, we share your frustrations with this long technology bear market. We are working earnestly to provide returns in an uncertain environment while looking for opportunities to  position the fund for when technology stocks return to favor. The economy is stronger than it was six months ago,  and we're confident that our investment process, which centers on owning  companies whose businesses are improving, will serve us well as  capital spending recovers.

     Finally, American Century is pleased to welcome Tom Telford to the
Technology Fund investment team. Tom previously co-managed American Century's
New Opportunities and New Opportunities II funds. He replaces Doug Day, who left
American Century in February.

[right margin]

TOP TEN HOLDINGS

                                                 % OF FUND INVESTMENTS

                                                AS OF               AS OF
                                               5/31/02            11/30/01

MICROCHIP
     TECHNOLOGY INC.                             3.6%                2.2%
LOCKHEED MARTIN CORP.                            3.4%                1.9%
AFFILIATED COMPUTER
     SERVICES INC.                               3.3%                2.4%
INTERNATIONAL BUSINESS
     MACHINES CORP.                              3.0%                2.5%
PEROT SYSTEMS CORP.                              2.7%                2.2%
CISCO SYSTEMS INC.                               2.7%                2.5%
TAIWAN SEMICONDUCTOR
     MANUFACTURING CO.
     LTD. ADR                                    2.6%                1.1%
THE TITAN CORPORATION                            2.3%                0.9%
TEXAS INSTRUMENTS INC.                           2.2%                  --
FIRST DATA CORP.                                 2.1%                0.9%

TOP FIVE INDUSTRIES

                                                  % OF FUND INVESTMENTS

                                                AS OF               AS OF
                                               5/31/02            11/30/01

SEMICONDUCTOR                                   30.5%               16.4%
COMPUTER SOFTWARE                               16.3%               22.6%
INFORMATION SERVICES                            13.8%               14.9%
COMPUTER HARDWARE &
     BUSINESS MACHINES                           9.5%                7.7%
ELECTRICAL EQUIPMENT                             9.2%                5.9%

                                          www.americancentury.com          11

Technology--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2002 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
================================================================================

 COMMON STOCKS - 93.2%

COMPUTER HARDWARE  & BUSINESS MACHINES - 9.5%
      226,400  Concurrent Computer Corp.(1)                          $1,436,508
       71,900  Dell Computer Corp.(1)                                 1,930,875
       44,900  Emulex Corp.(1)                                        1,352,164
       72,926  Imation Corporation(1)                                 2,111,208
       58,300  International Business Machines Corp.                  4,690,234
       25,900  Lexmark International Group, Inc. Cl A(1)              1,617,455
       36,400  Qlogic Corp.(1)                                        1,664,572
                                                             -------------------
                                                                     14,803,016
                                                             -------------------

COMPUTER SOFTWARE - 16.3%
       55,700  Adobe Systems Inc.                                     2,010,492
       40,900  Advent Software Inc.(1)                                1,633,137
      100,000  Altiris Inc.(1)                                          801,500
       60,100  Cadence Design Systems, Inc.(1)                        1,157,526
       74,831  HPL Technologies, Inc.(1)                                956,340
      136,900  J.D. Edwards & Company(1)                              1,595,570
       44,900  JDA Software Group, Inc.(1)                            1,189,850
      107,400  Manhattan Associates Inc.(1)                           2,987,330
       70,800  Mercury Interactive Corp.(1)                           2,396,226
       47,800  Microsoft Corp.(1)                                     2,433,258
       72,200  NETIQ Corp.(1)                                         1,671,791
       58,200  Network Associates Inc.(1)                             1,126,170
       57,200  Progress Software Corp.(1)                               790,790
      107,100  Secure Computing Corp.(1)(2)                           1,161,500
       68,200  Siebel Systems, Inc.(1)                                1,244,991
       28,903  SRA International, Inc.(1)                               667,659
       49,500  Symantec Corp.(1)                                      1,701,563
                                                             -------------------
                                                                     25,525,693
                                                             -------------------

DEFENSE/AEROSPACE - 4.5%
       29,000  L-3 Communications Holdings, Inc.(1)                   1,829,900
       85,000  Lockheed Martin Corp.                                  5,274,250
                                                             -------------------
                                                                      7,104,150
                                                             -------------------

ELECTRICAL EQUIPMENT - 9.2%
       34,000  AstroPower, Inc.(1)                                    1,116,560
       29,700  Celestica Inc.(1)                                        876,744
      263,300  Cisco Systems Inc.(1)                                  4,154,874
      157,000  Flextronics International Ltd. ADR(1)                  2,077,895
      102,300  Inter-Tel, Inc.                                        1,930,913
       73,100  Jabil Circuit, Inc.(1)                                 1,678,376
       61,900  Motorola, Inc.                                           989,781
      141,400  Powerwave Technologies, Inc.(1)                        1,499,547
                                                             -------------------
                                                                     14,324,690
                                                             -------------------

FINANCIAL SERVICES - 1.9%
       84,700  BISYS Group, Inc. (The)(1)                             2,945,019
                                                             -------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

INFORMATION SERVICES - 13.8%
       92,300  Affiliated Computer Services Inc.(1)                  $5,135,572
       20,300  Computer Sciences Corp.(1)                               961,611
       42,200  First Data Corp.(2)                                    3,342,240
       71,850  Fiserv, Inc.(1)                                        3,052,547
      230,000  Perot Systems Corp.(1)                                 4,232,000
       39,000  Reynolds & Reynolds Co. Cl A                           1,187,550
      169,900  The Titan Corporation(1)                               3,652,850
                                                             -------------------
                                                                     21,564,370
                                                             -------------------

INTERNET - 0.3%
       30,090  NetFlix.com, Inc.(1)                                     453,306
                                                             -------------------

INVESTMENT TRUSTS - 2.8%
      147,300  Nasdaq 100-Index Tracking Stock(1)                     4,424,892
                                                             -------------------

MEDIA - 2.0%
       94,100  Cox Communications, Inc. Cl A(1)                       3,165,524
                                                             -------------------

MEDICAL PROVIDERS & SERVICES - 1.3%
       54,700  McKesson Corp.                                         2,051,250
                                                             -------------------

SEMICONDUCTOR - 30.5%
       88,700  Amkor Technology, Inc.(1)                              1,318,969
       64,000  Analog Devices, Inc.(1)                                2,343,680
       64,400  Applied Materials, Inc.(1)                             1,428,392
       42,700  Asyst Technologies, Inc.(1)                              726,327
       84,700  AU Optronics Corp. ADR(1)                                999,460
       72,900  Chartered Semiconductor
                  Manufacturing ADR(1)                                1,634,418
      158,200  ChipPAC, Inc.(1)                                       1,377,922
      160,100  Cirrus Logic, Inc.(1)                                  1,654,634
       17,800  Cymer, Inc.(1)                                           770,117
       90,500  ESS Technology, Inc.(1)                                1,445,738
       94,500  Fairchild Semiconductor Corp.(1)                       2,376,675
       99,700  Intel Corp.                                            2,750,723
       14,400  KLA-Tencor Corp.(1)                                      750,888
       48,700  Lam Research Corp.(1)                                  1,108,412
       79,700  Marvell Technology Group Ltd.(1)                       2,509,355
      187,350  Microchip Technology Inc.(1)                           5,600,827
       85,500  National Semiconductor Corp.(1)                        2,624,850
       26,200  Novellus Systems, Inc.(1)                              1,112,976
      133,800  Oak Technology, Inc.(1)                                1,732,041
       58,000  RF Micro Devices, Inc.(1)                                952,070
       26,300  Silicon Laboratories Inc.(1)                             628,702
      247,600  Taiwan Semiconductor
                  Manufacturing Co. Ltd. ADR(1)                       4,105,207
       29,400  Teradyne, Inc.(1)                                        796,152
      119,700  Texas Instruments Inc.                                 3,431,799
       93,600  United Microelectronics
                  Corporation ADR(1)                                    795,600
       42,900  Xilinx, Inc.(1)                                        1,512,440
       51,150  Zoran Corporation(1)                                   1,240,643
                                                             -------------------
                                                                     47,729,017
                                                             -------------------

 12          1-800-345-2021                  See Notes to Financial Statements

Technology--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

TELEPHONE - 1.1%

       51,900  SBC Communications Inc.                               $1,779,651
                                                             -------------------

TOTAL COMMON STOCKS                                                 145,870,578
                                                             -------------------

  (Cost $147,876,290)
================================================================================

 TEMPORARY CASH INVESTMENTS -
================================================================================

 SEGREGATED FOR FUTURES* - 1.9%

    Repurchase Agreement, Bank of America N.A.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.70%, dated 5/31/02,
       due 6/3/02 (Delivery value $2,899,611)                         2,899,200
                                                             ------------------

(Cost $2,899,200)
================================================================================

 TEMPORARY CASH INVESTMENTS - 4.9%

    Repurchase Agreement, Bank of America N.A.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.70%, dated 5/31/02,
       due 6/3/02 (Delivery value $4,901,494)                         4,900,800

    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 1.70%, dated 5/31/02,
       due 6/3/02 (Delivery value $2,800,397)                         2,800,000
                                                             ------------------

TOTAL TEMPORARY CASH INVESTMENTS                                      7,700,800
                                                             ------------------

  (Cost $7,700,800)

TOTAL INVESTMENT SECURITIES - 100.0%                               $156,470,578
                                                             ==================

  (Cost $158,476,290)

===============================================================================

 EQUITY FUTURES CONTRACTS*

                        Expiration         Underlying Face        Unrealized
       Purchased           Date            Amount at Value           Loss
--------------------------------------------------------------------------------

    24  Nasdaq 100         June
        Futures            2002              $2,899,200           $(709,931)
                                       =========================================

*Equity futures contracts typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

See Notes to Financial Statements             www.americancentury.com      13

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

MAY 31, 2002 (UNAUDITED)

                                                  LIFE SCIENCES      TECHNOLOGY
                                                  -------------      ----------

ASSETS

Investment securities, at value
(cost of $208,474,935
and $158,476,290, respectively) (Note 3) .....   $ 211,418,146    $ 156,470,578

Cash .........................................          13,139          460,978

Collateral for securities loaned (Note 5) ....      17,123,088       22,021,573

Receivable for investments sold ..............       1,662,287        3,042,615

Receivable for capital shares sold ...........           5,050             --

Dividends, interest and other receivables ....          81,137           20,589
                                                 -------------    -------------

                                                   230,302,847      182,016,333
                                                 -------------    -------------

LIABILITIES

Payable for securities loaned (Note 5) .......      17,123,088       22,021,573

Payable for investments purchased ............            --          3,475,143

Payable for variation margin on
futures contracts ............................         274,999           52,800

Accrued management fees (Note 2) .............         275,851          205,376

Distribution fees payable (Note 2) ...........              10                4

Service fees payable (Note 2) ................               7                4
                                                 -------------    -------------

                                                    17,673,955       25,754,900
                                                 -------------    -------------

Net Assets ...................................   $ 212,628,892    $ 156,261,433
                                                 =============    =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ......   $ 237,563,393    $ 394,654,743

Accumulated net investment loss ..............        (865,890)      (1,123,770)

Accumulated net realized loss on
investment transactions ......................     (24,003,384)    (234,553,897)

Net unrealized depreciation
on investments (Note 3) ......................         (65,227)      (2,715,643)
                                                 -------------    -------------

                                                 $ 212,628,892    $ 156,261,433
                                                 =============    =============

Investor Class, $0.01 Par Value
Net assets ...................................   $ 208,561,917    $ 147,257,601
Shares outstanding ...........................      44,666,290       86,360,523
Net asset value per share ....................   $        4.67    $        1.71

Advisor Class, $0.01 Par Value
Net assets ...................................   $      27,064    $      18,477
Shares outstanding ...........................           5,820           10,905
Net asset value per share ....................   $        4.65    $        1.69

Institutional Class, $0.01 Par Value
Net assets ...................................   $   4,032,733    $   8,985,355
Shares outstanding ...........................         860,313        5,247,184
Net asset value per share ....................   $        4.69    $        1.71

C Class, $0.01 Par Value
Net assets ...................................   $       7,178              N/A
Shares outstanding ...........................           1,545              N/A
Net asset value per share ....................   $        4.65              N/A

                                             See Notes to Financial Statements
 14          1-800-345-2021         See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED MAY 31, 2002 (UNAUDITED)

                                                  LIFE SCIENCES      TECHNOLOGY
                                                  -------------      ----------

INVESTMENT LOSS

Income:

Interest .......................................   $    217,721    $     98,617

Dividends ......................................        579,315          83,694

Securities lending .............................         17,673          44,228
                                                   ------------    ------------

                                                        814,709         226,539
                                                   ------------    ------------

Expenses: (Note 2)

Management fees ................................      1,679,616       1,349,521

Distribution fees:
  Advisor Class ................................             25              25
  C Class ......................................             21              --

Service fees:
  Advisor Class ................................             25              25
  C Class ......................................              7              --

Directors' fees and expenses ...................            905             738
                                                   ------------    ------------

                                                      1,680,599       1,350,309
                                                   ------------    ------------

Net investment loss ............................       (865,890)     (1,123,770)
                                                   ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)

Net realized gain (loss) on
investment transactions ........................     10,149,799      (8,198,110)

Change in net unrealized
depreciation on investments ....................    (18,783,897)    (26,105,840)
                                                   ------------    ------------

Net realized and unrealized loss ...............     (8,634,098)    (34,303,950)
                                                   ------------    ------------

Net Decrease in Net Assets
Resulting from Operations ......................   $ (9,499,988)   $(35,427,720)
                                                   ============    ============

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      15

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED MAY 31, 2002 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2001

Decrease in Net Assets
                                                   LIFE SCIENCES                     TECHNOLOGY
                                             2002              2001            2002              2001
                                             ----              ----            ----              ----

OPERATIONS

Net investment loss .................   $    (865,890)   $  (1,428,101)   $  (1,123,770)   $  (1,580,158)

Net realized gain (loss) ............      10,149,799      (33,642,718)      (8,198,110)    (168,294,285)

Change in net unrealized
  appreciation (depreciation) .......     (18,783,897)      20,389,612      (26,105,840)      79,826,597
                                        -------------    -------------    -------------    -------------

Net decrease in net assets
 resulting from operations ..........      (9,499,988)     (14,681,207)     (35,427,720)     (90,047,846)
                                        -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains:
  Investor Class ....................            --         (5,923,739)            --               --
  Advisor Class .....................            --             (1,113)            --               --
  Institutional Class ...............            --           (106,975)            --               --
  C Class ...........................            --                 --             --               --
                                        -------------    -------------    -------------    -------------

Decrease in net assets
from distributions ..................            --         (6,031,827)            --               --
                                        -------------    -------------    -------------    -------------
                                                                                           =============

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase (decrease) in net assets
  from capital share transactions ...      (9,576,291)      15,259,552        8,612,763       69,310,558
                                        -------------    -------------    -------------    -------------

Net decrease in net assets ..........     (19,076,279)      (5,453,482)     (26,814,957)     (20,737,288)
                                                                                           =============

NET ASSETS

Beginning of period .................     231,705,171      237,158,653      183,076,390      203,813,678
                                        -------------    -------------    -------------    -------------

End of period .......................   $ 212,628,892    $ 231,705,171    $ 156,261,433    $ 183,076,390
                                        =============    =============    =============    =============

Accumulated net investment loss .....   $    (865,890)            --      $  (1,123,770)            --
                                        =============    =============    =============    =============

                                              See Notes to Financial Statements
 16          1-800-345-2021          See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Life Sciences (Life) and Technology
(Technology) (the funds) are two funds in a series issued by the corporation.
The funds are non-diversified under the 1940 Act. The funds' investment objectives are to seek capital growth by investing primarily in equity securities. Life generally invests in companies that engage in the business of providing products and services that help promote health and wellness while
Technology invests in companies with business operations in the technology and telecommunications-related sectors. The following significant accounting policies are in accordance with accounting principles generally accepted in the
United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue the following classes of shares: Investor Class, Advisor Class, Institutional Class and C Class. The
share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the C Class for
Technology had not commenced at May 31, 2002.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Security lending income is recorded daily on an accrual basis.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At November 30, 2001, Life and Technology had accumulated net realized capital loss carryovers for federal income tax purposes of $32,495,867 and
$220,195,859, respectively (expiring in 2009 and 2008 through 2009, respectively), which may be used to offset future taxable gains.

    Life and Technology have elected to treat $981,917 and $3,220,915, respectively, of net capital losses incurred in the one-month period ended
November 30, 2001, as having been incurred in the following fiscal year for federal income tax purposes.

                                              www.americancentury.com      17

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses,  will be paid by ACIM. The fee is computed daily and paid  monthly based on each class's pro rata share of the funds'
average daily closing net assets during the previous month. The annual management fee schedule for each class of Life and Technology is as follows:

                            INVESTOR      ADVISOR   INSTITUTIONAL     C
                              CLASS        CLASS       CLASS        CLASS
                              -----        -----       -----        -----
FUND AVERAGE NET ASSETS

First $1 billion ............ 1.50%        1.25%       1.30%         1.50%
Over $1 billion ............. 1.30%        1.05%       1.10%         1.30%

    The effective annual management fee for the six months ended May 31, 2002 was 1.50%, 1.25%, and 1.30% for the Investor, Advisor, and Institutional
Classes, respectively, of both funds. The effective annual management fee for
Life C Class was 1.50%.

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the six months ended May 31, 2002 are detailed in the Statement of
Operations.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

    During the six months ended May 31, 2002, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPM (See Note 6). The funds have a securities lending agreement with JPMorgan Chase Bank (Chase) (See Note 5). Chase is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the six months ended May 31, 2002, were as follows:

                                       LIFE SCIENCES       TECHNOLOGY
                                       -------------       ----------

Purchases ............................ $304,821,281       $254,117,509
Proceeds from sales .................. $311,513,987       $237,360,668

    At May 31, 2002, accumulated net unrealized appreciation (depreciation) for
Life and Technology was $2,267,812 and $(4,683,562), respectively, based on the aggregate cost of investments for federal income tax purposes of $209,150,334 and $161,154,140, respectively. Accumulated net unrealized appreciation
(depreciation) consisted of unrealized appreciation of $13,590,390 and
$8,660,814 for Life and Technology, respectively, and unrealized depreciation of
$11,322,578 and $13,344,376, respectively.

 18      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                                   LIFE SCIENCES                      TECHNOLOGY
                                              SHARES           AMOUNT          SHARES            AMOUNT
                                              ------           ------          ------            ------

INVESTOR CLASS

Six months ended May 31, 2002
Shares Authorized .......................     150,000,000                      200,000,000
                                          =================                   ==============
Sold ....................................       5,686,541      $27,432,436      19,518,237      $39,383,492
Redeemed ................................      (7,681,315)     (36,896,137)    (16,401,933)     (32,575,779)
                                          -----------------   -------------   --------------   --------------
Net increase (decrease) .................      (1,994,774)     $(9,463,701)      3,116,304       $6,807,713
                                          =================   =============   ==============   ==============

Year ended November 30, 2001
Shares Authorized .......................     150,000,000                      200,000,000
                                          =================                   ==============
Sold ....................................      16,687,277      $83,484,689      62,567,294     $162,664,090
Issued in reinvestment of distributions .       1,162,862        5,779,421              28               84
Redeemed ................................     (15,486,339)     (75,358,483)    (40,679,888)     (98,512,726)
                                          -----------------   -------------   --------------   --------------
Net increase ............................       2,363,800      $13,905,627      21,887,434      $64,151,448
                                          =================   =============   ==============   ==============
===============================================================================================================

ADVISOR CLASS

Six months ended May 31, 2002
Shares Authorized .......................      10,000,000                       10,000,000
                                          =================                   ==============
Sold ....................................           3,222          $15,371          11,092          $23,889
Redeemed ................................            (121)            (581)           (758)          (1,670)
                                          -----------------   -------------   --------------   --------------
Net increase ............................           3,101          $14,790          10,334          $22,219
                                          =================   =============   ==============   ==============

Year ended November 30, 2001
Shares Authorized .......................      10,000,000                       10,000,000
                                          =================                   ==============
Sold ....................................           8,247          $42,245          95,966         $251,619
Issued in reinvestment of distributions .             224            1,112              --               --
Redeemed ................................          (7,794)         (38,817)       (108,850)        (264,723)
                                          -----------------   -------------   --------------   --------------
Net increase (decrease) .................             677           $4,540         (12,884)        $(13,104)
                                          =================   =============   ==============   ==============
===============================================================================================================

INSTITUTIONAL CLASS

Six months ended May 31, 2002
Shares Authorized .......................      10,000,000                       10,000,000
                                          =================                   ==============
Sold ....................................         299,104       $1,450,105       3,091,494       $6,266,815
Redeemed ................................        (328,731)      (1,582,450)     (2,233,648)      (4,483,984)
                                          -----------------   -------------   --------------   --------------
Net increase (decrease) .................         (29,627)       $(132,345)        857,846       $1,782,831
                                          =================   =============   ==============   ==============

Year ended November 30, 2001
Shares Authorized .......................      10,000,000                       10,000,000
                                          =================                   ==============
Sold ....................................         787,413       $3,900,877       5,141,058      $12,848,103
Issued in reinvestment of distributions .          21,481          106,974              --               --
Redeemed ................................        (555,666)      (2,660,966)     (3,256,792)      (7,675,889)
                                          -----------------   -------------   --------------   --------------
Net increase ............................         253,228       $1,346,885       1,884,266       $5,172,214
                                          =================   =============   ==============   ==============

                                          www.americancentury.com          19

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

    Transactions in shares of the funds were as follows

                                                     LIFE SCIENCES                      TECHNOLOGY
                                              SHARES             AMOUNT          SHARES            AMOUNT
                                              ------             ------          ------            ------

C CLASS

Six months ended May 31, 2002
Shares Authorized                              10,000,000                       10,000,000
                                          =================                   ==============
Sold                                                1,032           $4,965
                                          =================   =============

Period ended November 30, 2001(1)
Shares Authorized                              10,000,000                       10,000,000
                                          =================                   ==============
Sold                                                  513           $2,500
                                          =================   =============

(1)  November 29, 2001 (commencement of sale) through November 30, 2001 for
     Life Sciences.

5. SECURITIES LENDING

    At May 31, 2002, securities in Life and Technology valued at $16,719,783 and
$21,255,559, respectively, were on loan through the lending agent, Chase, to certain approved borrowers. Chase receives and maintains collateral in the form of cash, U.S. Treasury or Government Agency securities and/or letters of credit for the fund. The value of cash collateral at period end is disclosed in the
Statement of Assets and Liabilities. The total value of collateral, at this date, was valued at $17,123,088 and $22,021,573, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LOANS

    The funds, along with certain other funds managed by ACIM, have a
$650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from $520,000,000 effective December 18, 2001.  The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions.  Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended May 31, 2002.

 20      1-800-345-2021

Life Sciences--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                      Investor Class
                                            2002(1)        2001         2000(2)
================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period .....   $4.87         $5.28          $5.00
                                           ---------   -----------   -----------
Income From Investment Operations
  Net Investment Loss(3) .................   (0.02)        (0.03)         (0.02)
  Net Realized and Unrealized Gain (Loss) .  (0.18)        (0.25)          0.30
                                           ---------   -----------   -----------
  Total From Investment Operations .......   (0.20)        (0.28)          0.28
                                           ---------   -----------   -----------
Distributions
  From Net Realized Gains ................       --        (0.13)            --
                                           ---------   -----------   -----------
Net Asset Value, End of Period ...........   $4.67         $4.87          $5.28
                                           =========   ===========   ===========
  Total Return(4) ........................   (4.11)%       (5.35)%         5.60%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ....................  1.50%(5)        1.50%      1.50%(5)

Ratio of Net Investment Loss
to Average Net Assets ................... (0.77)%(5)      (0.61)%    (0.95)%(5)

Portfolio Turnover Rate .................      150%          206%          64%

Net Assets, End of Period
(in thousands) ..........................  $208,562      $227,341     $233,785

(1) Six months ended May 31, 2002 (unaudited).

(2) June 30, 2000 (inception) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      21

Life Sciences--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                   Advisor Class
                                        2002(1)        2001         2000(2)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .  $4.86         $5.28          $5.48
                                      ---------   -----------   -------------
Income From Investment Operations
  Net Investment Loss(3) .............  (0.03)        (0.04)          --(4)
  Net Realized and Unrealized Loss ...  (0.18)        (0.25)         (0.20)
                                      ---------   -----------   -------------
  Total From Investment Operations ...  (0.21)        (0.29)         (0.20)
                                      ---------   -----------   -------------
Distributions
  From Net Realized Gains ............     --         (0.13)            --
                                      ---------   -----------   -------------
Net Asset Value, End of Period ......   $4.65         $4.86          $5.28
                                      =========   ===========   =============
  Total Return(5) ...................   (4.32)%       (5.55)%        (3.65)%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...............  1.75%(6)         1.75%       1.75%(6)

Ratio of Net Investment Loss
to Average Net Assets .............. (1.02)%(6)       (0.86)%     (0.99)%(6)

Portfolio Turnover Rate ............      150%           206%         64%(7)

Net Assets, End of Period
(in thousands) .....................       $27            $13           $11

(1) Six months ended May 31, 2002 (unaudited).

(2) November 14, 2000 (commencement of sale) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period June 30, 2000 (inception of fund) through November
    30, 2000.

                                             See Notes to Financial Statements
 22          1-800-345-2021         See Glossary for a Definition of the Table

Life Sciences--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                    Institutional Class
                                            2002(1)        2001         2000(2)
================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period .....   $4.89         $5.28          $5.26
                                           ---------   -----------   -----------
Income From Investment Operations
  Net Investment Loss(3) .................   (0.01)        (0.02)         (0.02)
  Net Realized and Unrealized Gain (Loss)    (0.19)        (0.24)          0.04
                                           ---------   -----------   -----------
  Total From Investment Operations .......   (0.20)        (0.26)          0.02
                                           ---------   -----------   -----------
Distributions
  From Net Realized Gains ................       --        (0.13)            --
                                           ---------   -----------   -----------
Net Asset Value, End of Period ...........   $4.69         $4.89          $5.28
                                           =========   ===========   ===========
  Total Return(4) ........................   (4.09)%       (4.97)%         0.38%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...................   1.30%(5)         1.30%      1.30%(5)

Ratio of Net Investment Loss
to Average Net Assets ................... (0.57)%(5)       (0.41)%    (0.80)%(5)

Portfolio Turnover Rate .................      150%           206%        64%(6)

Net Assets, End of Period
(in thousands) ..........................    $4,033         $4,348       $3,363

(1) Six months ended May 31, 2002 (unaudited).

(2) July 17, 2000 (commencement of sale) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period June 30, 2000 (inception of fund) through November
    30, 2000.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      23

Life Sciences--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                               C Class
                                                         2002(1)      2001(2)
================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period ..............       $4.87        $4.87
                                                    -------------   ------------
Income From Investment Operations
  Net Investment Income (Loss)(3) .................       (0.04)        --(4)
  Net Realized and Unrealized Gain (Loss) .........       (0.18)        --
                                                    -------------   ------------
  Total From Investment Operations ................       (0.22)        --
                                                    -------------   ------------
Net Asset Value, End of Period ....................       $4.65        $4.87
                                                    =============   ============
  Total Return(5) .................................       (4.52)%       0.00%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ..............................     2.50%(6)   2.50%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets ..............................   (1.77)%(6)   1.46%(6)

Portfolio Turnover Rate ............................        150%     206%(7)

Net Assets, End of Period (in thousands) ...........          $7         $3

(1) Six months ended May 31, 2002 (unaudited).

(2) November 29, 2001 (commencement of sale) through November 30, 2001.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not include applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2001.

                                             See Notes to Financial Statements
 24          1-800-345-2021         See Glossary for a Definition of the Table

Technology--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                    Investor Class
                                         2002(1)        2001         2000(2)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period ..  $2.09         $3.19          $5.00
                                       ---------   -----------   ------------
Income From Investment Operations
  Net Investment Loss(3) ..............  (0.01)        (0.02)         (0.02)
  Net Realized and Unrealized Loss ...   (0.37)        (1.08)         (1.79)
                                       ---------   -----------   ------------
  Total From Investment Operations ...   (0.38)        (1.10)         (1.81)
                                       ---------   -----------   ------------
Net Asset Value, End of Period .......   $1.71         $2.09          $3.19
                                       =========   ===========   ============
  Total Return(4) ....................  (18.18)%      (34.48)%       (36.20)%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ................. 1.50%(5)         1.50%       1.50%(5)

Ratio of Net Investment Loss
to Average Net Assets ............... (1.25)%(5)       (0.79)%     (0.83)%(5)

Portfolio Turnover Rate .............      139%           356%          125%

Net Assets, End of Period
(in thousands) ......................  $147,258       $173,877      $195,776

(1) Six months ended May 31, 2002 (unaudited).

(2) June 30, 2000 (inception) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      25

Technology--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                    Advisor Class
                                          2002(1)        2001         2000(2)
================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period ...  $2.08         $3.19         $5.00
                                        ---------   -----------   -----------
Income From Investment Operations
  Net Investment Loss(3) ...............  (0.01)        (0.02)        (0.02)
  Net Realized and Unrealized Loss .....  (0.38)        (1.09)        (1.79)
                                        ---------   -----------   -----------
  Total From Investment Operations .....  (0.39)        (1.11)        (1.81)
                                        ---------   -----------   -----------
Net Asset Value, End of Period .........  $1.69         $2.08         $3.19
                                        =========   ===========   ===========
  Total Return(4) ...................... (18.75)%      (34.80)%      (36.20)%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .................. 1.75%(5)         1.75%      1.75%(5)

Ratio of Net Investment Loss
to Average Net Assets ................ (1.50)%(5)       (1.04)%    (1.08)%(5)

Portfolio Turnover Rate ..............      139%           356%         125%

Net Assets, End of Period
(in thousands) .......................       $18             $1          $43

(1) Six months ended May 31, 2002 (unaudited).

(2) June 30, 2000 (commencement of sale) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

                                             See Notes to Financial Statements
 26          1-800-345-2021         See Glossary for a Definition of the Table

Technology--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                 Institutional Class
                                          2002(1)        2001         2000(2)
================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period ..   $2.10         $3.19         $5.54
                                        ---------   -----------   -----------
Income From Investment Operations
  Net Investment Loss(3) ..............   (0.01)        (0.02)        (0.01)
  Net Realized and Unrealized Loss ....   (0.38)        (1.07)        (2.34)
                                        ---------   -----------   -----------
  Total From Investment Operations ....   (0.39)        (1.09)        (2.35)
                                        ---------   -----------   -----------
Net Asset Value, End of Period ........   $1.71         $2.10         $3.19
                                        =========   ===========   ===========
  Total Return(4) .....................  (18.57)%      (34.17)%      (42.42)%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .................  1.30%(5)         1.30%      1.30%(5)

Ratio of Net Investment Loss
to Average Net Assets ................ (1.05)%(5)       (0.59)%    (0.70)%(5)

Portfolio Turnover Rate ..............      139%           356%       125%(6)

Net Assets, End of Period
(in thousands) .......................    $8,985         $9,198       $7,995

(1) Six months ended May 31, 2002 (unaudited).

(2) July 14, 2000 (commencement of sale) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period June 30, 2000 (inception of fund) through November
    30, 2000.

See Notes to Financial Statements
See Glossary for a Definition of the Table    www.americancentury.com      27

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Four classes of shares are authorized for sale by the funds: Investor Class,
Advisor Class, Institutional Class, and C Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks,  broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or  financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which the C Class shares are purchased. The total expense ratio of the  C Class share is higher than the total expense ratio of an
Investor Class share by 1.00% for equity funds and 0.75% for fixed income funds.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke  your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

 28      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers six "specialty" funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of the respective industries. Due to the limited focus of these funds, they may experience greater volatility than funds with a broader investment strategy.
They are not intended to serve as a complete investment program by themselves.

     In addition to these principles, each fund has its own investment policies.

     AMERICAN CENTURY TECHNOLOGY looks for stocks of growing U.S. and  foreign companies with business operations in the technology and
telecommunications-related sectors. These companies include those that the fund managers believe will benefit significantly from advances or improvements in technology.

     AMERICAN CENTURY LIFE SCIENCES looks for stocks of growing U.S. and foreign companies that engage in the business of providing products and services that help promote personal health and wellness.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 INDEX, a  market-value weighted index, consists  of 400 domestic stocks chosen for  market size, liquidity, and industry group presentation.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies based on total market capitalization.

     The S&P SUPERCOMPOSITE 1500 INDEX is a combination of the S&P 500, S&P
MidCap 400, and S&P SmallCap 600 indices and provides a broad  representation of the entire U.S. market, representing 87% of total U.S. equity market capitalization.

     S&P SUPERCOMPOSITE 1500 HEALTH CARE INDEX -- Those constituents of the S&P
SuperComposite 1500 that are  classified under the health care economic sector make up the S&P SuperComposite 1500 Health Care Index. Nine industry groups comprise the health care economic sector: Biotechnology; Health Care
(Diversified, Drugs-Generic & Other, Drugs-Major Pharmaceuticals, Hospital
Management, Long-Term Care, Managed Care, Medical Products & Supplies, and
Specialized Services).

     S&P SUPERCOMPOSITE 1500 TECHNOLOGY INDEX -- Those constituents that are classified under the technology economic sector of the S&P SuperComposite 1500 make up the  S&P SuperComposite 1500 Technology Index. Thirteen industry groups comprise the technology economic  sector: Communication Equipment; Computers
(Hardware, Networking, Peripherals, and Software & Services); Electronics
(Component Distributors, Defense, Instrumentation, and Semiconductors);
Photography/Imaging; Equipment (Semiconductor); Services (Computer Systems and
Data Processing).

[right margin]

PORTFOLIO MANAGERS

  Life Sciences
       ARNOLD DOUVILLE
       CHRISTY TURNER, CPA, CFA
================================================================================
  Technology
       CHRISTOPHER K. BOYD, CFA
       TOM TELFORD, CFA

                                              www.americancentury.com      29

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually
compounded returns that would have produced the  fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they  are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 21-27.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding  common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies,  then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION-- average
market capitalization represents the average value of the companies held in a portfolio. When that figure is  weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER-- the percentage of a fund's
investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO-- a stock value measurement
calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is  calculated by subtracting a company's liabilities from  its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.7 billion. This is Lipper's market capitalization breakpoint as of May
31, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of between $2.4 billion and $10.7 billion. This is
Lipper's  market capitalization breakpoint as of May 31, 2002, although it may be subject to change based on market  fluctuations. The S&P MidCap 400 Index and
Russell  2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--
the stocks of companies with a market capitalization  (the total value of a company's outstanding stock) of less than $2.4 billion. This is Lipper's market capitalization  breakpoint as of May 31, 2002, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000
Index generally consist of stocks in this range.

*   VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

 30      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize
both growth and income provided by either dividend- paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital
appreciation and long-term growth, generally providing high return potential with correspondingly high price- fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price- fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                              www.americancentury.com      31

Notes
--------------------------------------------------------------------------------

 32      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Opportunities
   New Opportunities II            International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Treasury     FL Municipal Bond
   Limited-Term Bond               Intermediate-Term Tax-Free
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon. Target
  2000 will close on December 15, 2000. The fund closed to new investors on
  10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[photo of rowers]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and  convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to  conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0207                                 American Century Investment Services, Inc.
SH-ANN-30291S                      (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

International Growth
International Discovery
Emerging Markets
Global Growth
International Opportunities

May 31, 2002

[american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]

James E. Stowers, Jr. with James E. Stowers III

    The stock market has proven to be one of the most profitable places to invest over long periods of time. However, recent market volatility underscores the importance of having an asset allocation strategy to balance risk and reward in your portfolio.

    Your asset allocation strategy addresses how your portfolio is diversified across asset classes, capitalization ranges and investment styles. The impact of asset allocation can be significant. We believe that diversification is a key element in achieving long-term financial goals, and that a well-balanced portfolio should include exposure to international equities. With a diversified portfolio, a decline in any single investment has less impact on overall return and may be offset by increases in other investments.

    You can find more information on asset allocation in the Education &
Planning section of our Web site, www.americancentury.com, including information on international investing. While it's clear that investing abroad can help diversify your portfolio, many investors have told us that they want to learn more about international securities. To help you better understand the world's markets, we offer a number of web-based tools, including easy-to-understand articles, guides and calculators.

    Building your awareness of essential investment terms and ideas is one of the keys to successful investing. We continue to look for ways to provide you with the resources you need to reach investment goals. We appreciate your continued confidence in American Century and firmly believe that "The Best is
Yet to Be(reg.sm)."

Sincerely,

/s/James E. Stowers, Jr.                  /s/James E. Stowers III
James E. Stowers, Jr.                     James E. Stowers III
Founder and Chairman of the Board         Co-Chairman of the Board

[left margin]

  Table of Contents

  Market Perspective ......................................................    2
INTERNATIONAL GROWTH

INTERNATIONAL DISCOVERY

EMERGING MARKETS

GLOBAL GROWTH

INTERNATIONAL OPPORTUNITIES

FINANCIAL STATEMENTS
  Statement of Assets and
    Liabilities ...........................................................   31
  Statement of Operations .................................................   33
  Statement of Changes
    in Net Assets .........................................................   35
  Notes to Financial
    Statements ............................................................   37
  Financial Highlights ....................................................   44
OTHER INFORMATION
  Share Class and Retirement
    Account Information ...................................................   60
  Background Information
    Investment Philosophy
      and Policies ........................................................   61
    How Currency Returns Affect

                                                  www.americancentury.com    1

Market Perspective from Henrik Strabo
--------------------------------------------------------------------------------

[photo of Henrik Strabo]

Henrik Strabo, chief investment officer, international equities

      The international markets struggled again during the past six months as the global economy continued to wring out the excesses of the late 1990s, but we remain cautiously optimistic about the investing environment.

      Obviously, the heightened tension and uncertainty in the world demand a certain level of caution. However, it is comforting to note that relations among the world's superpowers continue to improve, with Russia moving to join China in the World Trade Organization. In addition, there are signs of recovery in numerous countries, which should ultimately result in improved market sentiment.

      Indeed, inflation in the world's biggest economies remains subdued, and interest rates are low and could remain so for some time to come. On the corporate front, a number of companies remain guarded in their outlooks, but consumers nearly everywhere in the developed world have remained confident and continued to spend money.

SMALL COMPANIES LEAD

      Worldwide, there is evidence we are in the early stages of an economic recovery. In such an environment, smaller capitalized companies tend to be in a better position to grow their earnings than large ones. Historically, small-cap shares almost always outperform blue chips in the first year after a downturn.
Indeed, our bottom-up investment process has led us more toward smaller companies than at any point in the last few years.

      The economies of several developing nations have registered solid growth, and their stock markets have been among the best performers in the world. South
Korea, for example, has emerged from a recession in the late 1990s with an economy that's benefiting from a surge in electronics manufacturing, low-interest rates, and strong domestic consumption. It also had one of the world's top-performing markets during the period. All our funds were overweight in South Korea, which handsomely contributed to the returns.

OPPORTUNITIES IN EUROPE

      But the bulk of our investments continue to be in Europe. We believe
Europe is a breeding ground for corporate success for a variety of reasons, including the introduction of the Euro as a common currency, the continuing integration of the countries into the European Community, and the further reduction in rules and regulations that have restrained corporations.

      The situation in Japan continues to be best characterized as stagnation, and our funds remain underweight there. The economy has entered its second decade of virtually no growth, political reform is rather slow, and there are few companies demonstrating improving growth to be found.

      In short, the investment environment has remained challenging, although we've found companies around the world that have contributed to our funds. You can be assured that our investment team is dedicated to searching anywhere in the world for new candidates to help drive investment performance.

[right margin]

MARKET RETURNS
FOR THE SIX MONTHS ENDED MAY 31, 2002

MSCI EMF LATIN AMERICA          9.49%
MSCI EUROPE                     1.36%
MSCI FAR EAST                   6.87%

Source: Lipper Inc.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED MAY 31, 2002

2    1-800-345-2021

International Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2002

                          INVESTOR CLASS                 ADVISOR CLASS
                        (INCEPTION 5/9/91)            (INCEPTION 10/2/96)
                      INTERNATIONAL      MSCI        INTERNATIONAL      MSCI
                         GROWTH          EAFE           GROWTH          EAFE
                         ------          ----           ------          ----

6 MONTHS(1) ...........   0.66%         3.07%            0.53%          3.07%
1 YEAR ................ -13.34%        -9.60%          -13.69%         -9.60%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ...............  -0.13%         -4.30%          -0.42%         -4.30%
5 YEARS ...............   4.74%          0.33%           4.49%          0.33%
10 YEARS ..............   8.68%          5.31%            --             --
LIFE OF FUND ..........  10.09%          4.56%(2)        7.49%          1.50%(3)

                         INSTITUTIONAL CLASS                  C CLASS
                        (INCEPTION 11/20/97)             (INCEPTION 6/4/01)
                      INTERNATIONAL      MSCI        INTERNATIONAL       MSCI
                         GROWTH          EAFE           GROWTH           EAFE
                         ------          ----           ------           ----

6 MONTHS(1) ...........   0.74%          3.07%          -0.87%(5)       3.07%
1 YEAR ................ -13.15%         -9.60%            --             --
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ................  0.08%         -4.30%            --             --
5 YEARS ................   --             --              --             --
10 YEARS ...............   --             --              --             --
LIFE OF FUND ...........  5.07%          1.34%(4)      -15.38%(1)(6)   -9.60%(7)

(1) Returns for periods less than one year are not annualized.

(2) Since 4/30/91, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

(4) Since 11/30/97, the date nearest the class's inception for which data are available.

(5) Return reflects the deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
    Return would have been 0.13% if shares were not redeemed during the period.

(6) Return reflects the deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
    Return would have been -14.52% if shares were not redeemed during the period.

(7) Since 5/31/01, the date nearest the class's inception for which data are available.

See pages 60-63 for information about share classes, the MSCI EAFE Index, and returns.

GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The MSCI EAFE Index is provided for comparison in each graph. International Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED MAY 31)

                                                  www.americancentury.com    3

International Growth--Performance Review
--------------------------------------------------------------------------------

[photo of Keith Creveling, Mark Kopinski, and Henrik Strabo]

    A market overview and performance commentary by Keith Creveling, Mark
Kopinski, and Henrik Strabo, portfolio managers on the International Growth team.

PERFORMANCE OVERVIEW

    American Century International Growth advanced 0.66%* during the six months ending May 31, 2002. The fund's benchmark, the Morgan Stanley Capital
International EAFE Index, gained 3.07%.

    There was mounting evidence during the period that a global economic recovery is under way, and numerous surveys showed increased confidence among businesses and consumers. On the other hand, many multinational corporations continued to be restrained in their outlook for growth and profits, and concern over corporate accounting practices persisted among investors.

    Regardless of the environment, we continued to follow our disciplined investment approach, which is designed to provide superior results over time.

    International Growth has produced an average annual return of 4.74% over the past five years, far surpassing EAFE's 0.33%. Since its introduction in May
1991, the fund has generated an average annual return of 10.09%, more than double the benchmark's 4.56%.

    Regarding our team, analyst Keith Creveling has been promoted and now co-manages the fund with Henrik Strabo and Mark Kopinski.

POISED TO REBOUND

    We adhere to a bottom-up investment process of searching for individual companies with accelerating earnings. During this period, that quest led the team to take a greater stake in more economically sensitive companies in the consumer cyclical sector, including select automakers. We found acceleration among a group of carmakers experiencing strong sales both at home and in the
United States.

    South Korea's Hyundai Motor Co. was a top contributor during the period, gaining a remarkable 58.46%. Hyundai makes high-quality cars that are economically priced, an attractive combination for consumers in an uncertain economy. At the other end of the spectrum, BMW also contributed to International
Growth on strong sales of its new 7 series luxury car, and its smaller, less-expensive new offering, the Mini. France's Renault and Japan's Nissan, both new to the portfolio this period, also contributed to performance.

    We also slightly increased our representation in companies that appeared well positioned to withstand economic turmoil, such as grocery stores, and firms that make consumer products. The United Kingdom's Diageo, a top-ten position, was one of the period's best performers. Diageo, a long-time contributor to
International Growth, owns some of the world's premium liquor brands, including
Jose Cuervo and Guinness Stout.

    International Growth also increased its energy holdings as rising oil prices encouraged companies to step up exploration and production. The portfolio's holdings in the oil services industry registered one the period's peak performances, led by another top-ten holding, Italy's Eni, Europe's fourth-largest oil company and a leader in the European natural gas market.

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                               AS OF 5/31/02
NET ASSETS                     $3.7 BILLION
                            5/31/02    11/30/01
NO. OF EQUITY SECURITIES      135        133
MEDIAN MARKET                $11.5      $13.3
   CAPITALIZATION           BILLION    BILLION
WEIGHTED AVERAGE             $24.5      $37.1
   MARKET CAPITALIZATION    BILLION    BILLION
PORTFOLIO TURNOVER          116%(1)    178%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)          1.24%(3)    1.21%

(1) Six months ended 5/31/02.

(2) Year ended 11/30/01.

(3) Annualized.

INVESTMENTS BY COUNTRY
                       % OF FUND INVESTMENTS
                         AS OF       AS OF
                        5/31/02    11/30/01
UNITED KINGDOM           23.6%       25.5%
JAPAN                    14.5%       13.5%
FRANCE                   13.1%        9.6%
ITALY                     7.6%        5.6%
SWITZERLAND               6.2%        6.6%
SOUTH KOREA               4.1%        4.1%
GERMANY                   3.6%        6.3%
CANADA                    3.5%        3.0%
IRELAND                   3.0%        0.4%
OTHER*                   20.8%       25.4%

* Includes temporary cash investments.

Investment terms are defined in the Glossary on pages 63-64.

4    1-800-345-2021

International Growth--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

    Financial holdings, which make up the portfolio's largest sector stake, contributed to International Growth, with banks leading the advance. South
Korea's Kookmin Bank and the Royal Bank of Scotland were among the period's top contributing securities. In both cases, the banks benefited from merger-related business opportunities.

    But businesses more exposed to the international markets, such as non-bank financial services firms and asset managers, retreated in the face of the prolonged slowdown in the U.S. economy and weakness in the financial markets. We reduced our position among such companies.

SECTORS UNDER PRESSURE

    International Growth greatly reduced its exposure to the pharmaceutical industry. In our previous report, there were several drugmakers among our top-ten holdings, and we still have a significant stake in Novartis of
Switzerland, Europe's third largest pharmaceutical firm.

    But many drug companies were vulnerable to pressure on several fronts.
Increasing competition from both branded and generic products hampered companies with limited drugs in their pipeline. In addition, investors moved money from health care into more sensitive sectors expected to benefit from improved economic activity. Many of those pressures came to bear on Denmark's Novo
Nordisk, which was also hurt by weak European insulin sales. Previously a top-ten holding, we eliminated the position.

    Spending on technology continued to be sluggish during the past six months, but we found opportunity among several semiconductor companies, and, overall, our tech holdings contributed to the fund. Indeed, South Korea's Samsung
Electronics, one of the world's biggest semiconductor makers, led International
Growth's list of contributors during the first half of our fiscal year. The company benefited from rising prices for computer chips, and strength in the sales of its mobile phones. Samsung now ranks as the world's third largest handset maker.

    On a country basis, we continued to find opportunity among companies in the
United Kingdom, which began and ended the period as our largest country weighting. Holdings in the U.K. included Reed Elsevier, a publishing company that advanced on the strength of its textbooks and other publications that weren't dependent on advertising. Several of our largest holdings are in France,
International Growth's third-largest country weighting. We have stakes in BNP
Paribas and Societe Generale, two French banks that were added to the portfolio during the period and delivered solid performance.

OUTLOOK

    We have been through another challenging period for international investors, but we are starting to see signs of recovery in certain cyclical areas of the economy, with business confidence improving and consumer spending remaining resilient. We're hopeful these signs point to a global economy ready to rebound.

    While we take global trends into consideration, International Growth's management team follows a long-held investment process that centers on finding individual companies demonstrating improving earnings growth. As always, our job is to ensure that International Growth is filled with businesses showing strong, sustainable growth.

[right margin]

TOP TEN HOLDINGS
                                 % OF FUND INVESTMENTS
                                AS OF             AS OF
                               5/31/02          11/30/01
ROYAL BANK OF
   SCOTLAND GROUP PLC           2.5%              1.2%
BNP PARIBAS SA                  2.5%               --
MARKS & SPENCER PLC             2.2%              0.6%
UNICREDITO ITALIANO             1.8%              0.4%
DIAGEO PLC                      1.8%              1.2%
NOVARTIS AG                     1.7%              0.4%
ENI SPA                         1.6%              1.1%
SOCIETE GENERALE CL A           1.5%               --
CONCESSIONI E
   COSTRUZIONI
   AUTOSTRADE SPA               1.5%              1.2%
REED ELSEVIER PLC(1)            1.5%              1.7%

(1) Formerly Reed International plc.

TOP FIVE SECTORS
                                 % OF FUND INVESTMENTS
                                AS OF             AS OF
                               5/31/02          11/30/01
FINANCIAL                       20.0%            22.0%
CONSUMER (CYCLICAL)             15.8%            10.9%
CONSUMER
   (NON-CYCLICAL)                8.9%             7.6%
COMMERCIAL SERVICES              8.8%             8.9%
ENERGY                           8.3%             3.7%

TYPES OF INVESTMENTS IN THE PORTFOLIO
                          AS OF MAY 31, 2002
COMMON STOCKS                     98.8%
-------------------------------------------------------------------------------
  TOTAL EQUITY EXPOSURE           98.8%
TEMPORARY CASH INVESTMENTS         1.2%

                                                  www.americancentury.com    5

International Growth--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.8%

AUSTRALIA -- 1.4%
     159,967  Brambles Industries Limited                         $       823
   2,391,220  Broken Hill Proprietary Co. Ltd.                         14,624
   1,835,000  Commonwealth Bank of Australia                           34,809
                                                              ------------------
                                                                       50,256
                                                              ------------------

AUSTRIA -- 0.2%
     113,861  Erste Bank Der Oesterreichischen
                 Sparkassen AG                                          8,189
                                                              ------------------

BELGIUM -- 0.9%
     524,274  Interbrew                                                15,850
     407,000  KBC Bancassurance Holding                                15,546
                                                              ------------------
                                                                       31,396
                                                              ------------------

BRAZIL -- 0.5%
     735,800  Petroleo Brasileiro SA - Petrobras                       17,256
                                                              ------------------

CANADA -- 3.5%
     186,670  Alcan Inc.                                                7,112
     496,000  Canadian National Railway Co.                            24,626
     647,189  Canadian Pacific Railway Ltd.                            14,575
     398,748  Fairmont Hotels & Resorts Inc.                           11,165
     296,134  Magna International Inc. Cl A                            21,026
   1,333,800  Suncor Energy, Inc.                                      23,420
     553,330  Talisman Energy, Inc.                                    24,589
                                                              ------------------
                                                                      126,513
                                                              ------------------

DENMARK -- 1.7%
       1,734  D/S 1912                                                 11,730
   1,941,100  Danske Bank A/S                                          35,501
     370,400  Group 4 Falck A/S                                        12,992
                                                              ------------------
                                                                       60,223
                                                              ------------------

FINLAND -- 0.8%
     753,489  Stora Enso Oyj                                           10,951
     289,456  Tieto Corp. Cl B                                          7,011
     246,700  UPM-Kymmene Oyj                                           9,607
                                                              ------------------
                                                                       27,569
                                                              ------------------

FRANCE -- 13.1%
   1,282,619  Accor SA                                                 52,100
     116,770  Air Liquide                                              18,429
   1,690,487  Arcelor(1)                                               23,955
   1,592,380  BNP Paribas SA                                           89,384
     221,600  Compagnie de Saint Gobain                                39,226
     671,600  Credit Lyonnais SA                                       28,269
     202,000  Groupe Danone                                            27,834
     540,000  Michelin (C.G.D.E.)                                      21,029
     646,200  Renault SA                                               31,787
     820,900  Societe Generale Cl A                                    55,639
     310,100  TotalFinaElf SA Cl B                                     48,218
     823,060  Valeo SA                                                 36,500
                                                              ------------------
                                                                      472,370
                                                              ------------------

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

GERMANY -- 3.6%
     275,568  Altana AG                                          $     14,744
     655,900  BASF AG                                                  30,431
     907,383  Bayerische Motoren
                 Werke (BMW) AG                                        38,777
     395,990  Deutsche Bank AG                                         28,499
     301,600  Schering AG                                              18,118
                                                              ------------------
                                                                      130,569
                                                              ------------------

HONG KONG -- 0.8%
   8,339,000  Hong Kong and China
                 Gas Company Ltd.                                      11,119
  11,772,000  Li & Fung Limited                                        17,356
                                                              ------------------
                                                                       28,475
                                                              ------------------

IRELAND -- 3.0%
   2,037,158  Allied Irish Banks plc                                   27,994
   3,606,800  Bank of Ireland                                          45,700
   1,789,630  CRH plc                                                  31,429
     141,850  Ryanair Holdings plc ADR(1)                               4,339
                                                              ------------------
                                                                      109,462
                                                              ------------------

ITALY -- 7.6%
   6,788,300  Concessioni e Costruzioni
                 Autostrade SpA                                        55,022
   1,615,300  Bulgari SpA                                              11,889
   3,873,700  ENI SpA                                                  58,826
   5,219,500  IntesaBCI SpA                                            15,415
   3,095,175  Mediaset SpA                                             24,684
   3,516,900  Saipem SpA                                               23,722
   6,423,093  Snam Rete Gas SpA                                        18,371
  14,537,100  UniCredito Italiano                                      64,738
                                                              ------------------
                                                                      272,667
                                                              ------------------

JAPAN -- 14.5%
   2,511,000  Bridgestone Corp.                                        36,417
     828,000  Canon, Inc.                                              31,854
     459,700  Fanuc Ltd.                                               23,752
   4,149,000  Hitachi Ltd.                                             31,388
     409,700  Honda Motor Co., Ltd.                                    17,476
     248,100  Hoya Corp.                                               18,390
     933,000  Ito-Yokado Co., Ltd.                                     49,560
   1,287,000  Kao Corp.                                                30,090
     964,000  Marui Co., Ltd.                                          13,244
   2,068,000  Mitsubishi Estate Co., Ltd.                              18,308
  16,475,000  Nippon Steel Corporation                                 26,784
   4,676,000  Nissan Motor Co., Ltd.                                   33,156
     883,000  Nomura Holdings Inc.                                     14,213
       9,326  NTT DoCoMo, Inc.                                         25,219
     378,900  Promise Co., Ltd.                                        20,981
      88,000  Rohm Co. Ltd.                                            12,947
   2,299,000  Sharp Corp.                                              29,734
     243,200  SMC Corp.                                                28,381
     535,200  Sony Corp.                                               31,014
     478,400  Tokyo Electric Power Co.                                 10,011
   6,798,000  Tokyo Gas Co., Ltd.                                      18,602
                                                              ------------------
                                                                      521,521
                                                              ------------------

6    1-800-345-2021                            See Notes to Financial Statements

International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

MEXICO -- 1.7%
     579,900  Cemex SA ADR                                       $     17,415
     435,300  Fomento Economico
                 Mexicano SA de CV ADR                                 18,391
     364,992  Telefonos de Mexico,
                 SA de CV, Cl L ADR                                    12,702
   4,797,776  Wal-Mart de Mexico
                 SA de CV, Series V                                    13,899
                                                              ------------------
                                                                       62,407
                                                              ------------------

NETHERLANDS -- 2.9%
     474,300  ABN Amro Holding NV                                       9,143
     311,400  Gucci Group NV New York Shares                           30,844
     768,788  Heineken NV                                              32,961
   1,041,273  Koninklijke Philips Electronics NV
                 New York Shares                                       31,863
                                                              ------------------
                                                                      104,811
                                                              ------------------

RUSSIAN FEDERATION -- 1.7%
   1,305,803  Gazprom ADR(1)                                           22,525
     245,000  Lukoil Holding ADR                                       17,353
   1,014,500  Surgutneftegaz ADR                                       21,660
                                                              ------------------
                                                                       61,538
                                                              ------------------

SINGAPORE -- 0.6%
   3,078,000  Singapore Airlines Limited                               21,851
                                                              ------------------

SOUTH KOREA -- 4.1%
     614,090  Hyundai Motor Co. Ltd.                                   20,235
      53,511  Kangwon Land Inc.                                         7,031
     965,090  Korea Electric Power Corp.                               19,910
     885,800  LG Electronics Inc.(1)                                   33,212
     355,010  Samsung Electro-Mechanics Co. Ltd.                       20,780
      71,550  Samsung Electronics                                      20,033
     139,080  Samsung Fire & Marine
                 Insurance Co., Ltd.                                    8,437
     710,400  SK Telecom Co. Ltd. ADR                                  17,604
                                                              ------------------
                                                                      147,242
                                                              ------------------

SPAIN -- 2.8%
   2,057,700  Altadis, SA                                              44,131
   3,600,838  Amadeus Global Travel
                 Distribution SA(1)                                    23,819
     327,700  Banco Popular Espanol SA                                 14,334
     620,562  Grupo Ferrovial SA                                       16,708
                                                              ------------------
                                                                       98,992
                                                              ------------------

SWEDEN -- 2.2%
   4,517,267  Nordea AB                                                25,937
     471,872  Sandvik AB Cl A                                          10,886
   2,320,700  Securitas AB Cl B                                        44,020
                                                              ------------------
                                                                       80,843
                                                              ------------------

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

SWITZERLAND -- 6.2%
     653,173  Adecco SA                                          $     42,743
     219,100  Logitech International SA(1)                             10,558
     203,350  Nestle SA                                                49,158
   1,402,851  Novartis AG                                              59,982
     362,111  Roche Holding AG                                         28,930
     637,600  Swatch Group AG                                          12,315
      63,830  Swisscom AG                                              18,208
                                                              ------------------
                                                                      221,894
                                                              ------------------

TAIWAN (REPUBLIC OF CHINA) -- 0.7%
  12,228,000  Advanced Semiconductor
                 Engineering Inc.(1)                                    9,963
   2,973,000  Taiwan Semiconductor
                 Manufacturing Co. Ltd.(1)                              7,476
   5,525,000  United Microelectronics Corp.(1)                          7,361
                                                              ------------------
                                                                       24,800
                                                              ------------------

UNITED KINGDOM -- 23.6%
   5,451,440  Barclays plc                                             46,838
   1,697,900  BPB plc                                                   9,371
   2,379,800  British Sky Broadcasting Plc(1)                          25,472
   2,047,200  Capita Group plc                                         11,314
   1,727,588  Daily Mail and General Trust                             19,497
   5,147,495  Diageo plc                                               64,466
     732,900  Emap plc                                                  9,392
   2,766,889  Exel plc                                                 36,062
   7,822,600  GKN plc                                                  38,077
   4,332,100  GUS Plc                                                  40,880
   8,843,500  Hilton Group plc                                         31,616
   4,715,986  Imperial Chemical Industries plc                         22,646
   5,011,310  International Power Plc(1)                               13,738
  14,190,874  Marks & Spencer plc                                      78,322
   1,985,441  Next plc                                                 28,884
   1,529,200  Pearson plc                                              18,851
   2,185,958  Reckitt Benckiser plc                                    38,582
   5,537,100  Reed Elsevier plc                                        52,977
  11,744,515  Rentokil Initial plc                                     47,546
   3,147,943  Royal Bank of Scotland Group plc                         91,226
     576,500  Schroders plc                                             6,166
   3,621,500  Smith & Nephew Plc                                       20,515
     964,811  Willis Group Holdings(1)                                 31,385
   1,721,600  Wolseley plc                                             18,251
   4,290,387  WPP Group plc                                            44,485
                                                              ------------------
                                                                      846,559
                                                              ------------------

UNITED STATES -- 0.7%
     656,000  Transocean Sedco Forex, Inc.                             25,040
                                                              ------------------

TOTAL COMMON STOCKS                                                 3,552,443
                                                              ------------------
   (Cost $3,229,545)

See Notes to Financial Statements                 www.americancentury.com    7

International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

                           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.2%

    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations),
       in a joint trading account at 1.73%,
       dated 5/31/02, due 6/3/02
       (Delivery value $44,306)                                  $     44,300
                                                              ------------------
  (Cost $44,300)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $  3,596,743
                                                              ==================
   (Cost $3,273,845)

MARKET SECTOR DIVERSIFICATION (unaudited)

BASIC MATERIALS                                                        6.4%
COMMERCIAL SERVICES                                                    8.8%
CONSUMER SERVICES                                                      8.0%
CONSUMER (CYCLICAL)                                                   15.8%
CONSUMER (NON-CYCLICAL)                                                8.9%
ENERGY                                                                 8.3%
FINANCIAL                                                             20.0%
HEALTH CARE                                                            4.5%
INDUSTRIALS                                                            6.0%
TECHNOLOGY                                                             5.3%
TELECOMMUNICATIONS                                                     2.1%
TRANSPORTATION                                                         2.2%
UTILITY                                                                2.5%
TEMPORARY CASH INVESTMENTS                                             1.2%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
(1) Non-income producing.

8    1-800-345-2021                            See Notes to Financial Statements

International Discovery--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2002

                           INVESTOR CLASS             ADVISOR CLASS          INSTITUTIONAL CLASS
                         (INCEPTION 4/1/94)        (INCEPTION 4/28/98)        (INCEPTION 1/2/98)
                       INTERNATIONAL    MSCI      INTERNATIONAL    MSCI     INTERNATIONAL    MSCI
                         DISCOVERY      EAFE        DISCOVERY      EAFE       DISCOVERY      EAFE

6 MONTHS(1) .............  7.40%        3.07%         7.26%        3.07%        7.47%        3.07%
1 YEAR .................. -7.80%       -9.60%        -8.10%       -9.60%       -7.60%       -9.60%
=======================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS .................  6.32%       -4.30%         6.03%       -4.30%        6.51%       -4.30%
5 YEARS ................. 10.41%        0.33%          --           --           --           --
LIFE OF FUND ............ 13.87%        3.42%(2)      5.91%       -2.27%(3)    11.10%        1.17%(4)

(1) Returns for periods less than one year are not annualized.

(2) Since 3/31/94, the date nearest the class's inception for which data are available.

(3) Since 4/30/98, the date nearest the class's inception for which data are available.

(4) Since 12/31/97, the date nearest the class's inception for which data are available.

See pages 60-63 for information about share classes, the MSCI EAFE Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI EAFE Index is provided for comparison in each graph. International Discovery's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

* From 4/1/94, the fund's inception date. Index data from 3/31/94, the date nearest the fund's inception for which data are available. Not annualized.

                                                  www.americancentury.com    9

International Discovery--Performance Review
--------------------------------------------------------------------------------

[photo of Brian Brady, Trevor Gurwich, and Mark Kopinski]

    A market overview and performance commentary by  portfolio managers on the
International Discovery team.

PERFORMANCE OVERVIEW

    American Century International Discovery gained 7.40%* for the six months ended May 31, 2002, far outperforming its benchmark, the Morgan Stanley Capital
International EAFE Index, which returned 3.07%.

    International Discovery's recent performance continues a long history of outdistancing its benchmark. Over the past three years, International Discovery has produced an annualized return of 6.32%, versus EAFE's negative 4.30%. For the past five years, the fund has generated an average annual return of 10.41%, widely outpacing EAFE's 0.33%.

    Regarding the team running our fund, Trevor Gurwich has joined Mark Kopinski and Brian Brady as a co-manager of International Discovery.

    The period began with optimism that the global downturn of 2001 would reverse course in 2002. Central banks in many countries, seeing signs that their economies were improving, stopped reducing interest rates. In fact, by early
2002, some nations, including South Korea and Canada, felt obligated to raise rates as business activity began to pick up.

    In this environment, investor sentiment shifted toward smaller companies, a primary focus of International Discovery's portfolio, because they have a history of rebounding more quickly than larger firms during the early stages of an economic recovery. According to Lipper Inc., the average performance of international small cap funds during the six-month period was more than twice the average for all international funds.

BOOSTING DISCOVERY

    International Discovery was helped most during the period by its investments in niche technology stocks, particularly those producing liquid crystal displays and flat screen monitors. This was a boon for Taiwanese manufacturers, including
AU Optronics and Hannstar. Supply barely kept up with surging demand, and product prices increased rapidly, improving profitability.

    Similarly, in the telecommunications arena, next-generation models of wireless handsets made by Korean manufacturers took market share away from their
European competition, and that benefited Samsung Electro-Mechanics, the fund's top contributor. Switzerland's Logitech International, which makes wireless keyboards and mice, as well as other computer "peripherals," advanced as it gained market share worldwide from the development of its innovative products.

    A number of our top contributors were from South Korea, a reflection of that nation's dramatic rebound from its financial crisis of 1998. One of those contributors was Hana Bank, which illustrates how South Korea's banking industry has been revived following financial reforms that have led to new loan growth.

    Instead of continuing to make large, riskier loans to conglomerates burdened with debt, Hana and other banks now make smaller, lower risk and higher margin loans to the consumer retail sector.

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                              AS OF 5/31/02
NET ASSETS                    $1.2 BILLION
                           5/31/02   11/30/01
NO. OF EQUITY SECURITIES     156       157
MEDIAN MARKET               $1.92     $1.56
  CAPITALIZATION           BILLION   BILLION
WEIGHTED AVERAGE            $2.28     $2.28
  MARKET CAPITALIZATION    BILLION   BILLION
PORTFOLIO TURNOVER         113%(1)   180%(2)
EXPENSE RATIO (FOR
  INVESTOR CLASS)         1.51%(3)    1.45%

(1) Six months ended 5/31/02.

(2) Year ended 11/30/01.

(3) Annualized.

INVESTMENTS BY COUNTRY
                       % OF FUND INVESTMENTS
                        AS OF         AS OF
                       5/31/02      11/30/01
UNITED KINGDOM          16.8%        17.8%
JAPAN                   15.8%         9.1%
ITALY                    8.1%         2.1%
SOUTH KOREA              8.0%        10.5%
CANADA                   5.3%         7.5%
AUSTRALIA                5.2%         9.1%
NORWAY                   5.2%         4.7%
FRANCE                   4.2%         3.3%
SWITZERLAND              4.0%         4.3%
NETHERLANDS              3.5%         5.2%
GERMANY                  3.3%         5.4%
OTHER*                  20.6%        21.0%

* Includes temporary cash investments.

Investment terms are defined in the Glossary on pages 63-64.

10    1-800-345-2021

International Discovery--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

That produced a stronger balance sheet for Hana, and helped make International
Discovery's financial holdings significant contributors to performance.

   In consumer electronics, Korea's Humax provides an example of our investment process at work. Humax is the world's leading manufacturer of set top boxes used for cable television, a product that's been subsidized by cable companies. But after several years of strong earnings and sales growth, overextended European cable companies grappling with debt had to cut back on the subsidy programs connected with the boxes. Thus it became evident that Humax's earnings growth would show deceleration, the key reason we sold the stock at a gain.

    Strong consumer spending in South Korea, driven by the economic recovery, helped make the consumer cyclical sector one of the portfolio's top contributors. Investors have flocked to Shinsegae because of the strength of its current megacenter department stores and E-Mart discount stores, which had solid year-over-year sales increases. Strong consumer demand and niche marketing has made LG Home Shopping one of the leaders in home delivery retailing. Hyundai
Motor Co., whose high-quality cars are economically priced and marketed with industry-leading warranties, also contributed.

   Consolidation in the packaging industries helped make the basic material sector one of the portfolio's top contributors. The Australian integrated packaging company, Amcor Limited, boosted its projected earnings by acquisitions that made it the world's largest producer of plastic soft-drink bottles.

DEALING WITH CHANGE

   As global economic activity recovered more slowly than expected, many corporations held back on major expenditures, particularly for consulting services. That was a blow to firms like Germany's Thiel Logistik, Canada's CGI
Group, and others involved in information and logistical commercial services.

   Meanwhile, the fund's minor exposure to telecommunications companies helped it avoid much of the continuing turmoil in that sector. Even mobile operators with strong fundamentals, such as Hanaro Telecom, were hurt by negative sentiment. We increased our position in that company, the second-largest broadband Internet service provider in South Korea. We believe the stock's decline was due to bad publicity over a failed merger with another telecom, rather than company fundamentals.

   Several firms have seen business increase in the wake of the September 11 terrorist attacks. Travelers are now spending more time in airports due to increased security measures, which has meant more business for airport restaurants and concessions owned by Italy's Autogrill. Even before the attacks, tight travel budgets led many businesses to turn to our largest holding,
Norway's Tandberg ASA, a leading maker of videoconferencing equipment. In the wake of the attacks, demand for Tandberg's technology has ratcheted even higher.
Both stocks contributed to International Discovery.

A LOOK AHEAD

   Despite the fact that this year's global economic recovery hasn't been as strong as expected, we believe investment opportunities abound. We plan to continue following our time-tested investment process. Over the years, we've been able to find strong, growing companies by adhering to our discipline, regardless of the fluctuations of the market. We continue to believe that owning companies that are demonstrating sustainable, accelerating growth will enable us to generate solid results over time.

[right margin]

TOP TEN HOLDINGS
                               % OF FUND INVESTMENTS
                                AS OF         AS OF
                               5/31/02      11/30/01
TANDBERG ASA                    3.5%          2.9%
LOGITECH
   INTERNATIONAL SA             1.7%          1.2%
LG ELECTRONICS INC.             1.4%          0.3%
AMCOR LIMITED                   1.3%          1.3%
SAMSUNG
   ELECTRO-MECHANICS
   CO. LTD.                     1.2%          1.3%
BANCA POPOLARE DI
   VERONA - BANCO
   S. GEMINIANO ES
   PROSPERO SCRL                1.2%           --
GRUPO FERROVIAL SA              1.2%          0.7%
KANGWON LAND INC.               1.2%          0.6%
ANGLO IRISH BANK
   CORPORATION                  1.1%           --
SEGA CORPORATION                1.1%          1.7%

TOP FIVE SECTORS
                               % OF FUND INVESTMENTS
                                AS OF         AS OF
                               5/31/02      11/30/01
CONSUMER (CYCLICAL)             18.7%         12.9%
BASIC MATERIALS                 16.3%          6.4%
TECHNOLOGY                      12.5%         16.5%
FINANCIAL                       12.0%         16.8%
COMMERCIAL SERVICES              9.7%         12.0%

TYPES OF INVESTMENTS IN THE PORTFOLIO

                       AS OF MAY 31, 2002
COMMON STOCKS                   98.2%
-------------------------------------------------------------------------------
  TOTAL EQUITY EXPOSURE         98.2%
TEMPORARY CASH INVESTMENTS       1.8%

                                                 www.americancentury.com    11

International Discovery--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.2%

AUSTRALIA -- 5.2%
   3,085,217  Amcor Limited                                      $     15,810
   2,304,750  Australian Gas Light Company Ltd.                        12,855
   3,241,000  Coca-Cola Amatil Limited                                 11,103
   3,672,261  James Hardie Industries NV(1)                            12,622
   1,820,300  Orica Limited                                             9,514
                                                              ------------------
                                                                       61,904
                                                              ------------------

AUSTRIA -- 1.0%
     164,555  Erste Bank Der Oesterreichischen
                 Sparkassen AG                                         11,835
                                                              ------------------

CANADA -- 5.3%
     423,000  Cinram International Inc.                                 2,836
     361,400  Cott Corporation(1)                                       6,887
     812,700  Domtar, Inc.                                              9,517
     118,200  Fairmont Hotels & Resorts Inc.                            3,310
     211,200  Finning International Inc.                                3,889
      55,800  Four Seasons Hotels Inc.                                  2,634
     200,000  Masonite International Corporation(1)                     3,817
     500,800  Molson Inc.                                              12,040
     278,000  Moore Corporation Ltd.(1)                                 3,962
     136,802  NOVA Chemicals Corporation                                3,489
     167,135  Precision Drilling Corp.(1)                               6,287
     320,000  Shoppers Drug Mart Corporation(1)                         5,022
                                                              ------------------
                                                                       63,690
                                                              ------------------

DENMARK -- 1.8%
      84,500  Coloplast A/S                                             6,616
     205,300  Group 4 Falck A/S                                         7,201
     225,300  Novozymes A/S Cl B                                        4,967
     110,200  Vestas Wind Systems A/S                                   3,313
                                                              ------------------
                                                                       22,097
                                                              ------------------

FINLAND -- 1.0%
     702,000  M-real Oyj                                                6,396
     366,500  Metso Corporation                                         5,122
                                                              ------------------
                                                                       11,518
                                                              ------------------

FRANCE -- 4.2%
      32,900  Eiffage                                                   2,883
     986,367  Havas Advertising SA                                      7,260
     272,248  Neopost SA(1)                                            10,754
      31,000  SEB SA                                                    2,682
     268,822  Societe BIC SA                                           10,431
     105,000  SR Teleperformance                                        2,710
     120,000  Unibail                                                   7,602
     148,000  Wavecom SA(1)                                             6,067
                                                              ------------------
                                                                       50,389
                                                              ------------------

Shares                     ($ in Thousands)                             Value
--------------------------------------------------------------------------------

GERMANY -- 3.3%
     573,700  Continental AG(1)                                  $     10,439
     157,600  Deutsche Boerse AG                                        7,209
     108,309  Medion AG                                                 3,905
      77,000  Puma AG Rudolf Dassler Sport                              4,636
     316,313  Singulus Technologies(1)                                  8,844
     124,963  Stada Arzneimittel AG                                     4,721
                                                              ------------------
                                                                       39,754
                                                              ------------------

HONG KONG -- 0.9%
  13,780,000  Cosco Pacific Limited                                    11,130
                                                              ------------------

IRELAND -- 2.5%
   2,151,600  Anglo Irish Bank Corporation                             13,511
     676,558  Irish Life & Permanent plc                               10,192
     341,300  Riverdeep Group plc ADR(1)                                6,350
                                                              ------------------
                                                                       30,053
                                                              ------------------

ITALY -- 8.1%
   1,139,682  Autogrill SpA(1)                                         12,869
     314,047  Banca Popolare di Bergamo
                 Credito Varesino SpA                                   6,100
   1,692,100  Banca Popolare di Novara                                 10,310
   1,110,000  Banca Popolare di Verona --
                 Banco S. Geminiano ES
                 Prospero Scrl                                         14,107
     462,200  Benetton Group SpA                                        5,813
   3,275,000  Beni Stabili SpA                                          1,883
     154,255  Davide Campari-Milano SpA                                 5,461
     580,300  De' Longhi SpA                                            2,925
   1,320,367  Gruppo Editoriale L'Espresso SpA                          5,302
     215,100  Merloni Elettrodomestici SpA                              2,024
   1,287,500  Mondadori (Arnoldo) Editore SpA                           8,540
   2,174,792  Parmalat Finanziaria SpA                                  6,686
     431,160  Recordati SpA                                            11,372
      77,975  Tod's SpA                                                 3,832
                                                              ------------------
                                                                       97,224
                                                              ------------------

JAPAN -- 15.8%
     470,000  Capcom Co. Ltd.                                          12,823
   2,867,000  Dainippon Ink & Chemicals Inc.(1)                         6,692
     487,000  FamilyMart Co., Ltd.                                     12,503
      75,800  Funai Electric Co., Ltd.                                  8,846
     880,000  Isetan Company Limited                                   10,057
     162,200  Itoen, Ltd.                                               6,292
     817,000  JGC Corp.                                                 6,214
   1,119,000  JSR Corp.                                                 9,907
   1,766,000  Kaneka Corporation                                       12,081
   1,038,000  Kokusai Securities Co. Ltd.                               6,884
     295,000  Kokuyo Co., Ltd.                                          3,276
   5,000,000  Marubeni Corporation(1)                                   5,352
   1,147,000  Minebea Company Ltd.                                      7,496
   9,426,000  NKK Corporation(1)                                        9,104
   2,210,000  NSK Ltd.                                                 10,334
     540,500  Sega Corporation(1)                                      13,485
     222,000  Skylark Co., Ltd.                                         5,092

12    1-800-345-2021                           See Notes to Financial Statements

International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                             Value
--------------------------------------------------------------------------------

   1,408,000  Sumitomo Realty & Development                     $       9,338
     777,000  Takashimaya Co. Ltd.                                      5,190
     330,500  THK Co., Ltd.                                             7,328
     197,000  Uni-Charm Corporation                                     6,881
     782,000  UNY Co., Ltd.                                             9,346
      45,000  Yamada Denki                                              4,085
                                                              ------------------
                                                                      188,606
                                                              ------------------

NETHERLANDS -- 3.5%
     228,600  ASM International NV ADR(1)                               4,439
     147,953  Euronext                                                  3,265
     180,860  Fugro NV                                                 10,826
     193,663  IHC Caland NV                                            11,295
     864,000  Vedior NV                                                12,300
                                                              ------------------
                                                                       42,125
                                                              ------------------

NORWAY -- 5.2%
     310,800  Gjensidige NOR Sparebank                                 11,166
     488,700  Norske Skogindustrier A.S.                                9,267
   3,419,256  Tandberg ASA(1)                                          41,377
                                                              ------------------
                                                                       61,810
                                                              ------------------

PORTUGAL -- 0.6%
   1,290,050  Brisa-Auto Estradas de Portugal, SA                       6,995
                                                              ------------------

RUSSIAN FEDERATION -- 0.4%
     726,100  Rostelecom                                                  915
     154,300  Vimpel-Communications ADR(1)                              4,427
                                                              ------------------
                                                                        5,342
                                                              ------------------

SINGAPORE -- 0.8%
   4,027,000  Keppel Corporation Limited                                9,139
                                                              ------------------

SOUTH AFRICA -- 2.0%
   1,204,500  Gencor                                                    6,462
     449,000  Harmony Gold Mining Co. Limited                           7,000
     749,900  Sappi Limited                                            10,772
                                                              ------------------
                                                                       24,234
                                                              ------------------

SOUTH KOREA -- 8.0%
     576,526  Hana Bank                                                 8,590
   3,081,104  Hanaro Telecom Inc.(1)                                   12,435
      89,190  Hyundai Motor Co. Ltd.                                    2,939
     105,059  Kangwon Land Inc.                                        13,804
     390,000  Kia Motors Corp.(1)                                       3,767
     455,170  LG Electronics Inc.(1)                                   17,067
     244,050  Samsung Electro-Mechanics Co. Ltd.                       14,285
     190,090  Samsung Fire & Marine
                 Insurance Co., Ltd.                                   11,531
      60,970  Shinsegae Co., Ltd.                                       8,935
     318,000  Trigem Computer, Inc.(1)                                  3,046
                                                              ------------------
                                                                       96,399
                                                              ------------------

Shares                     ($ in Thousands)                             Value
--------------------------------------------------------------------------------

SPAIN -- 2.6%
     161,000  Acerinox, SA                                      $       6,418
     363,387  Ebro Puleva, SA                                           4,242
     520,598  Grupo Ferrovial SA                                       14,017
     160,000  Metrovacesa, SA                                           3,390
     328,000  Vallehermoso, SA                                          3,028
                                                              ------------------
                                                                       31,095
                                                              ------------------

SWEDEN -- 2.6%
     406,600  Alfa Laval(1)                                             3,752
     187,000  Autoliv, Inc.                                             4,362
     428,900  SKF AB                                                   10,686
   1,577,200  Swedish Match AB                                         12,533
                                                              ------------------
                                                                       31,333
                                                              ------------------

SWITZERLAND -- 4.0%
     176,224  Actelion Ltd.(1)                                          7,557
      17,150  Givaudan                                                  6,679
     418,230  Logitech International SA(1)                             20,154
     214,100  Micronas Semiconductor
                 Holding AG(1)                                          6,407
     104,100  Saurer AG(1)                                              2,841
       2,218  Schindler Holding AG                                      4,534
                                                              ------------------
                                                                       48,172
                                                              ------------------

TAIWAN (REPUBLIC OF CHINA) -- 2.6%
     565,100  ASE Test Limited(1)                                       7,199
   8,043,000  AU Optronics Corp.(1)                                    10,552
     197,900  AU Optronics Corp. ADR(1)                                 2,335
   3,530,000  Benq Corporation                                          7,527
   4,590,000  Siliconware Precision Industries Co.(1)                   4,023
                                                              ------------------
                                                                       31,636
                                                              ------------------

UNITED KINGDOM -- 16.8%
     959,061  Alfred McAlpine plc                                       5,188
     921,200  Amec plc                                                  5,862
   2,620,400  Balfour Beatty plc                                        9,236
     776,845  Barratt Developments plc                                  5,204
   2,885,700  BBA Group plc                                            12,712
     460,600  Berkeley Group plc                                        5,131
     533,142  Bovis Homes Group plc                                     3,408
   1,497,400  BPB plc                                                   8,265
     748,300  Cattles plc                                               3,645
  10,151,500  Corus Group plc(1)                                       13,009
     284,541  easyJet plc(1)                                            1,966
   2,136,000  Electronics Boutique plc                                  4,168
     682,500  Enterprise Inns plc                                       5,978
     161,844  Galen Holdings plc                                        1,222
   1,475,600  George Wimpey plc                                         6,205
   1,036,202  HIT Entertainment plc                                     5,130

See Notes to Financial Statements                www.americancentury.com    13

International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                             Value
--------------------------------------------------------------------------------

     398,000  Jardine Lloyd Thompson Group plc                  $       3,921
     932,611  London Stock Exchange plc                                 6,383
     363,600  Lonmin plc                                                6,534
     460,045  Man Group plc                                             6,766
   2,294,279  Michael Page International plc                            6,298
     982,400  Millennium & Copthorne Hotels plc                         4,921
     867,800  Persimmon plc                                             5,560
   1,834,400  Premier Farnell plc                                       8,482
   1,562,480  Rank Group plc                                            6,496
   1,864,000  Rexam plc                                                12,894
   3,171,867  Signet Group plc                                          5,601
   1,822,400  Taylor Nelson Sofres plc                                  6,170
   3,411,700  Tomkins plc                                              12,992
     382,000  Trinity Mirror plc                                        2,506
     688,300  Whitbread plc                                             6,365
     780,712  Wood Group (John) plc(1)                                  2,478
                                                              ------------------
                                                                      200,696
                                                              ------------------

TOTAL COMMON STOCKS                                                 1,177,176
                                                              ------------------
   (Cost $995,577)

TEMPORARY CASH INVESTMENTS -- 1.8%

    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations),
       in a joint trading account at 1.73%,
       dated 5/31/02, due 6/3/02
       (Delivery value $15,602)                                        15,600

    Repurchase Agreement, Credit Suisse First
       Boston, Inc., (U.S. Treasury obligations),
       in a joint trading account at 1.74%,
       dated 5/31/02, due 6/3/02
       (Delivery value $6,001)                                          6,000
                                                              ------------------

TOTAL TEMPORARY CASH INVESTMENTS                                       21,600
                                                              ------------------
  (Cost $21,600)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $1,198,776
                                                              ==================
   (Cost $1,017,177)

MARKET SECTOR DIVERSIFICATION (unaudited)

BASIC MATERIALS                                                       16.3%
COMMERCIAL SERVICES                                                    9.7%
CONSUMER SERVICES                                                      6.4%
CONSUMER (CYCLICAL)                                                   18.7%
CONSUMER (NON-CYCLICAL)                                                6.0%
ENERGY                                                                 1.6%
FINANCIAL                                                             12.0%
HEALTH CARE                                                            2.6%
INDUSTRIALS                                                            8.7%
TECHNOLOGY                                                            12.5%
TELECOMMUNICATIONS                                                     1.5%
TRANSPORTATION                                                         1.1%
UTILITY                                                                1.1%
TEMPORARY CASH INVESTMENTS                                             1.8%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
(1) Non-income producing.

14    1-800-345-2021                           See Notes to Financial Statements

Emerging Markets--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2002

                            INVESTOR CLASS             ADVISOR CLASS
                          (INCEPTION 9/30/97)       (INCEPTION 5/12/99)
                          EMERGING       MSCI       EMERGING       MSCI
                          MARKETS        EMF         MARKETS       EMF
                          -------        ---         -------       ---

6 MONTHS(1) ............  14.57%      19.10%        14.14%      19.10%
1 YEAR .................  -0.43%       7.28%        -0.65%       7.28%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ................   3.56%      -0.32%         3.27%      -0.32%
LIFE OF FUND ...........  -0.82%      -5.55%         2.38%      -0.50%(2)

                          INSTITUTIONAL CLASS             C CLASS
                          (INCEPTION 1/28/99)       (INCEPTION 12/18/01)
                          EMERGING       MSCI       EMERGING        MSCI
                          MARKETS        EMF        MARKETS         EMF
                          -------        ---        -------         ---

6 MONTHS(1) ............  14.46%      19.10%          --           --
1 YEAR .................  -0.21%       7.28%          --           --
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                    3.78%      -0.32%          --           --
LIFE OF FUND              11.27%       7.29%(3)      7.96%(1)(4)  10.34%(1)(5)

(1) Returns for periods less than one year are not annualized. The total return may not precisely reflect the class expense difference because of the impact of calculating the net asset values to two decimal places. See Note 3 to the
    Financial Highlights on page 54 for more information.

(2) Since 4/30/99, the date nearest the class's inception for which data are available.

(3) Since 1/31/99, the date nearest the class's inception for which data are available.

(4) Return reflects the deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
    Return would have been 8.96% if shares were not redeemed during the period.

(5) Since 12/31/02, the date nearest the class's inception for which data are available.

See pages 60-63 for information about share classes, the MSCI EMF Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI EMF Index is provided for comparison in each graph. Emerging Markets' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EMF Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

* From 9/30/97 (the fund's inception date) to 11/30/97. Not annualized.

                                                   www.americancentury.com    15

Emerging Markets--Performance Review
--------------------------------------------------------------------------------

[photo of Raymond Kong and Michael Donnelly]

    A market overview and performance commentary by Raymond Kong and Michael
Donnelly, portfolio managers on the Emerging Markets team.

PERFORMANCE OVERVIEW

    Investors in emerging market economies enjoyed a profound reversal of fortune during the six months ending May 31, 2002, thanks in large part to a rebound in the U.S. economy and strengthening developed economies abroad. In this positive environment, American Century Emerging Markets' portfolio performed strongly, gaining a solid 14.57%*. The portfolio's benchmark, the
Morgan Stanley Capital International Emerging Markets Free Index, gained 19.10%
during the period.

CATALYSTS FOR GROWTH

    A number of factors that have sustained domestic markets in recent months also served as significant catalysts for growth in the smaller and frequently more volatile developing economies in which we invest.

    Perhaps most influential was the fiscal and monetary stimulus implemented to hasten U.S. economic recovery--specifically, the Federal Reserve's series of interest rate cuts throughout 2001. This is significant because interest rates in emerging economies are tightly linked to those in the United States; when rates move lower in the U.S., they typically fall in developing regions, stimulating growth.

    Finally, as capital becomes cheaper and more available in developed economies, consumer spending flourishes. That creates demand for goods and services provided by emerging markets, everything from precious metals to electronic components and car parts.

POSITIONED TO BENEFIT

    Although the emerging markets environment has been difficult to navigate in recent years, we have adhered to our strict bottom-up methodology, searching for companies that demonstrate improving growth in sales and earnings. As a result, the portfolio was well positioned to benefit from improving conditions in developing nations. In fact, for the one- and three-year periods ending May 31, emerging markets outperformed the S&P 500, the Dow and the Nasdaq.

    One area of recent emphasis has been South Korea, where more than 14% of
Emerging Markets' assets were invested at the end of the period. Years of governmental reform and monetary stimulus have paved the way for South Korean firms to market themselves globally, making South Korea one of the fastest-growing economies in the world. Another change working in the country's favor is outsourcing--the move by large multinational companies to save money by having products made in developing nations where costs are lower. South Korea has benefited from this trend, becoming a major supplier of electronics worldwide.

    In this environment, our process led us to Samsung Electronics, our top contributor during the period, and LG Home Shopping. Samsung's success is being driven by increasing demand and higher prices for high-speed computer chips.
Meanwhile, LG Home Shopping is seeing

* All fund returns referenced in this review are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                              AS OF 5/31/02
NET ASSETS                   $146.1 MILLION
                           5/31/02   11/30/01
NO. OF EQUITY SECURITIES     91        111
MEDIAN MARKET               $1.18    $0.75
  CAPITALIZATION           BILLION   BILLION
WEIGHTED AVERAGE            $5.00    $5.28
  MARKET CAPITALIZATION    BILLION   BILLION
PORTFOLIO TURNOVER         173%(1)   326%(2)
EXPENSE RATIO (FOR
  INVESTOR CLASS)         2.00%(3)    2.00%

(1) Six months ended 5/31/02.

(2) Year ended 11/30/01.

(3) Annualized.

INVESTMENTS BY COUNTRY
                                 % OF FUND INVESTMENTS
                                AS OF             AS OF
                               5/31/02          11/30/01
SOUTH KOREA                     14.6%             13.7%
TAIWAN
   (REPUBLIC OF CHINA)          13.8%             14.8%
MEXICO                          10.5%             6.5%
SOUTH AFRICA                     9.6%              6.3%
RUSSIAN FEDERATION               8.8%              5.9%
HONG KONG                        6.5%              3.6%
MALAYSIA                         6.3%              3.9%
PEOPLE'S REPUBLIC
   OF CHINA                      6.1%              4.4%
BRAZIL                           5.9%              9.5%
INDONESIA                        4.3%               --
POLAND                           3.5%              5.0%
OTHER                           10.1%             26.4%

Investment terms are defined in the Glossary on pages 63-64.

16    1-800-345-2021

Emerging Markets--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

its growth soar in response to increased consumer spending in South Korea, a direct result of its economic recovery.

   We also found acceleration among companies in Russia, which is now recognized as a market economy by the European Union and the U.S. because of its successful efforts to improve its corporate governance and disclosure. The government's attempts to break up monopolies, permit private ownership of land and protect the rights of minority shareholders have created an investment landscape ripe with opportunity.

   One good example is Mobil TeleSystems (MTS), Russia's leading telecommunications company and one of our largest positions during the period.
The firm is registering accelerating subscriber growth, driven by rapid expansion across all of Russia. MTS is well positioned to benefit from the anticipated growth of Russia's national cellular system, which is seven to 10 years behind that of developed Europe.

   Several other holdings also benefited from, among other factors, Russia's profound governmental and economic reforms. Surgutneftegaz, one of Russia's top oil services firms, advanced on steadily rising oil and gas prices during much of the period. Golden Telecom, an alternative telecommunications provider, should grow rapidly because of the significant need to upgrade the nation's telecom infrastructure.

   Yet another area of success is South Africa, which is home to some of the world's richest supplies of nickel, platinum and gold. The price of gold and some other metals has advanced due to increasing conflict in the Middle East, the war on terrorism and other global tensions. Emerging Markets increased its holdings in the mining and metals industry and among gold producers. Both industries boosted the fund and gold provided one of the period's top contributors, the Harmony Gold Mining Company.

SOME DISAPPOINTMENTS

   In several cases, fundamentally sound companies detracted from the portfolio because market sentiment drove down their stock price.

   Team Telecom International, an Israeli company that develops software for mobile phone systems, declined on continuing concern about whether a market exists for the next level of phones, the third-generation of cell phone technology. Political instability and violence in the Middle East, which prompted investors to withdraw money from the region, also hurt the company.

   We also sold China Mobile, which was among our top contributors in the previous period. Although China Mobile is a leading telecommunications company, we believe the Chinese government is giving preferential treatment to its rival,
China Unicom.

LOOKING AHEAD

   Our bottom-up investment approach will continue to focus on fast-growing companies in any emerging market, although we will attempt to avoid regions with unstable political systems or deteriorating business climates. Given the deepening geopolitical problems in the Middle East, we have moved away from
Turkey and Israel. We have increased exposure in more promising corners of the world, such as South Africa and Indonesia--resource-based regions that are experiencing good economic growth at a rate well ahead of the U.S. and other developed markets.

   Regardless of the market environment, we will continue to apply our disciplined, acceleration-based approach, which we believe directs us to some of the world's most promising growth opportunities.

[right margin]

TOP TEN HOLDINGS
                                   % OF FUND INVESTMENTS
                                   AS OF           AS OF
                                  5/31/02        11/30/01
SAMSUNG ELECTRONICS                 3.7%           2.9%
SINOPEC ZHENHAI
   REFINING AND
   CHEMICAL COMPANY
   LIMITED                          2.4%            --
PT ASTRA AGRO
   LESTARI TBK                      2.4%            --
TV AZTECA SA DE
   CV ADR                           2.4%            --
UNITED
   MICROELECTRONICS
   CORP.                            2.2%           2.9%
HARMONY GOLD
   MINING CO. LIMITED               2.1%            --
MINAS BUENAVENTURA
   ADR                              2.1%            --
MOBILE TELESYSTEMS
   ADR                              2.0%           0.5%
XINAO GAS
   HOLDINGS LTD.                    2.0%            --
TAIWAN
   SEMICONDUCTOR
   MANUFACTURING
   CO. LTD.                         1.9%           2.1%

TOP FIVE SECTORS
                                   % OF FUND INVESTMENTS
                                   AS OF           AS OF
                                 5/31/02         11/30/01
TECHNOLOGY                        20.6%            19.1%
BASIC MATERIALS                   19.4%             4.3%
FINANCIAL                         13.3%            21.3%
CONSUMER (CYCLICAL)                8.1%            11.0%
ENERGY                             8.1%             5.0%

TYPES OF INVESTMENTS IN THE PORTFOLIO
                      AS OF MAY 31, 2002
COMMON STOCKS                 98.1%
PREFERRED STOCKS               1.9%
-------------------------------------------------------------------------------
  TOTAL EQUITY EXPOSURE      100.0%

                                                  www.americancentury.com    17

Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

COMMON STOCKS & RIGHTS -- 98.1%

BRAZIL -- 4.0%
  83,359,000  Companhia Siderurgica Nacional                       $    1,587
      57,000  Embraer Empresa Brasileira
                 de Aeronautica SA ADR                                  1,345
  58,000,000  Gerdau SA                                                   713
      97,000  Votorantim Celulose
                 e Papel SA ADR                                         2,013
                                                              ------------------
                                                                        5,658
                                                              ------------------

CHILE -- 0.4%
      71,200  Antofagasta Holdings plc                                    609
                                                              ------------------

CZECH REPUBLIC -- 1.9%
     979,000  Czeske Energeticke Zavody a.s.                            2,641
                                                              ------------------

HONG KONG -- 6.5%
   2,042,000  Cosco Pacific Limited                                     1,649
   1,909,000  i-CABLE Communications Limited                            1,383
     558,000  Johnson Electric Holdings Limited                           765
   1,272,000  Li & Fung Limited                                         1,875
  14,124,000  Sinopec Zhenhai Refining and
                 Chemical Company Limited                               3,441
                                                              ------------------
                                                                        9,113
                                                              ------------------

HUNGARY -- 1.1%
     24,519  Richter Gedeon Rt.                                        1,542
                                                              ------------------

INDONESIA -- 4.3%
  11,141,500  PT Aneka Tambang Tbk(1)                                   1,569
  15,096,500  PT Astra Agro Lestari Tbk(1)                              3,428
     946,500  PT Semen Gresik Persero Tbk                               1,072
                                                              ------------------
                                                                        6,069
                                                              ------------------

ISRAEL -- 0.7%
     57,500  Check Point Software
                Technologies Ltd.(1)                                     935
                                                              ------------------

MALAYSIA -- 6.3%
   1,183,000  Gamuda Berhad                                             1,946
     265,200  Genting Berhad                                            1,047
     602,700  Hong Leong Bank Berhad                                      809
     391,000  Hong Leong Industries Berhad                                633
     478,000  Hong Leong Industries
                 Berhad Rights(1)                                          --
     853,000  IOI Corporation Berhad                                    1,302
     219,900  Malaysian Pacific Industries Berhad                       1,047
     652,000  Unisem (M) Berhad                                         2,179
                                                              ------------------
                                                                        8,963
                                                              ------------------

MEXICO -- 10.5%
     709,000  Corporacion GEO,
                 SA de CV, Series B(1)                                  1,583
     821,000  Corporacion Interamericana
                 de Entretenimiento SA Cl B(1)                          1,956
      49,700  Grupo Continental, SA                                        78
   1,798,600  Grupo Elektra SA                                          1,774

Shares                     ($ in Thousands)                             Value
--------------------------------------------------------------------------------

     726,000  Grupo Financiero Banorte
                 SA de CV Cl O(1)                                  $    1,858
   1,302,500  Grupo Financiero Inbursa SA(1)                            1,400
      94,900  Panamerican Beverages Inc. Cl A                           1,721
   1,403,400  Savia SA de CV(1)                                         1,093
     439,200  TV Azteca SA de CV ADR                                    3,351
                                                              ------------------
                                                                       14,814
                                                              ------------------

PEOPLE'S REPUBLIC OF CHINA -- 6.1%
     474,778  China International Marine
                 Containers Co., Ltd.(1)                                  797
   1,732,000  Huaneng Power International, Inc.(1)                      1,443
   5,368,000  Jiangxi Copper Company Ltd. Cl H                            695
     928,000  Vtech Holdings Limited(1)                                 1,106
  10,816,000  Wah Sang Gas Holdings Limited(1)                          1,747
   6,706,000  Xinao Gas Holdings Ltd.(1)                                2,859
                                                              ------------------
                                                                        8,647
                                                              ------------------

PERU -- 2.1%
      97,900  Minas Buenaventura ADR                                    2,922
                                                              ------------------

PHILIPPINES -- 0.5%
     924,000  Equitable Banking Corp.(1)                                  764
                                                              ------------------

POLAND -- 3.5%
     133,393  Bank Zachodni WBK SA                                      2,390
      28,580  Prokom Software SA(1)                                     1,145
     412,365  Telekomunikacja Polska SA(1)                              1,421
                                                              ------------------
                                                                        4,956
                                                              ------------------

RUSSIAN FEDERATION -- 8.8%
   1,538,000  Central Telecommunications
                 Company                                                  416
      42,070  Gazprom ADR(1)                                              726
      70,600  Golden Telecom Inc.(1)                                    1,154
      28,100  Lukoil Holding ADR                                        1,990
      64,400  MMC Norilsk Nickel ADR                                    1,501
      89,800  Mobile Telesystems ADR                                    2,879
     653,500  Rostelecom                                                  823
     115,900  Surgutneftegaz ADR                                        2,474
  39,800,000  Uralsvyazinform                                             478
                                                              ------------------
                                                                       12,441
                                                              ------------------

SOUTH AFRICA -- 9.6%
   1,221,100  Alexander Forbes Limited                                  1,978
      15,500  Anglo American Platinum
                 Corp. Limited                                            745
     191,800  Gold Fields Limited                                       2,514
     187,600  Harmony Gold Mining Co. Limited                           2,925
      40,600  Impala Platinum Holdings Limited                          2,628
     312,229  Kumba Resources Limited(1)                                1,549
     850,000  Murray & Roberts Holdings(1)                                801
     516,900  Super Group Limited                                         382
                                                              ------------------
                                                                       13,522
                                                              ------------------

18     1-800-345-2021                          See Notes to Financial Statements

Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                             Value
--------------------------------------------------------------------------------

SOUTH KOREA -- 14.6%
     400,000  Hanaro Telecom Inc.(1)                               $    1,614
       6,000  Kangwon Land Inc.                                           788
     145,930  Kia Motors Corp.(1)                                       1,410
     148,820  Korea Tobacco & Ginseng
                 Corporation(1)                                         1,980
      69,000  Kumho Electric Inc.(1)                                      986
      54,786  LG Electronics Inc.(1)                                    2,054
      67,520  LG Micron Ltd.                                            1,630
      83,488  Raygen Co., Ltd.                                            424
      18,690  Samsung Electronics                                       5,233
      22,520  Samsung Fire & Marine
                 Insurance Co., Ltd.                                    1,366
     488,770  Samsung Heavy Industries(1)                               1,729
     225,000  Taesan LCD Co. Ltd.                                       1,459
                                                              ------------------
                                                                       20,673
                                                              ------------------

TAIWAN (REPUBLIC OF CHINA) -- 13.8%
     879,000  Advanced Semiconductor
                 Engineering Inc.(1)                                      716
     120,700  AU Optronics Corp. ADR(1)                                 1,424
     379,000  Novatek Microelectronics
                 Corp., Ltd.(1)                                         1,327
   3,435,000  Polaris Securities Co., Ltd.(1)                           1,728
   2,276,000  Siliconware Precision
                 Industries Co.(1)                                      1,995
   3,143,000  Taishin Financial
                 Holdings Co., Ltd.(1)                                  1,821
   1,057,400  Taiwan Semiconductor
                 Manufacturing Co. Ltd.(1)                              2,659
   2,312,000  United Microelectronics Corp.(1)                          3,081
   1,799,000  Wan Hai Lines Ltd.(1)                                     1,228
   1,017,000  Wintek Corp.(1)                                             852
   9,108,000  Yieh Loong Co., Ltd.(1)                                   1,581
   1,511,000  Yuanta Core Pacific Securities Co.(1)                     1,067
                                                              ------------------
                                                                       19,479
                                                              ------------------

THAILAND -- 2.5%
     405,000  Land & House Public
                 Company Limited(1)                                       746
   4,951,680  National Finance Public
                 Company Limited(1)                                     1,953
   3,628,700  Quality House Public
                 Company Limited(1)                                       806
                                                              ------------------
                                                                        3,505
                                                              ------------------

Shares                     ($ in Thousands)                             Value
--------------------------------------------------------------------------------

TURKEY -- 0.9%
 324,568,000  Turk Ekonomi Bankasi(1)                             $       490
 400,000,000  Vestel Elektronik Sanayi(1)                                 792
                                                              ------------------
                                                                        1,282
                                                              ------------------

TOTAL COMMON STOCKS & RIGHTS                                          138,535
                                                              ------------------
   (Cost $127,424)

PREFERRED STOCKS -- 1.9%

BRAZIL -- 1.9%
      89,000  Aracruz Celulose SA ADR                                   1,963
     256,000  Usinas Siderurgicas
                 de Minas Gerais SA Cl A                                  783
                                                              ------------------

TOTAL PREFERRED STOCKS                                                  2,746
                                                              ------------------
   (Cost $2,683)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $   141,281
                                                              ==================
   (Cost $130,107)

MARKET SECTOR DIVERSIFICATION (unaudited)

BASIC MATERIALS                                                       19.4%
COMMERCIAL SERVICES                                                    3.7%
CONSUMER SERVICES                                                      5.5%
CONSUMER (CYCLICAL)                                                    8.1%
CONSUMER (NON-CYCLICAL)                                                6.0%
ENERGY                                                                 8.1%
FINANCIAL                                                             13.3%
HEALTH CARE                                                            1.1%
INDUSTRIALS                                                            1.8%
TECHNOLOGY                                                            20.6%
TELECOMMUNICATIONS                                                     5.9%
TRANSPORTATION                                                         2.1%
UTILITY                                                                4.4%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements                 www.americancentury.com   19

Global Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2002

                             INVESTOR CLASS              ADVISOR CLASS
                          (INCEPTION 12/1/98)          (INCEPTION 2/5/99)
                        GLOBAL         MSCI          GLOBAL         MSCI
                        GROWTH      WORLD FREE       GROWTH      WORLD FREE
                        ------      ----------       ------      ----------

6 MONTHS(1) ..........   2.75%        -2.31%          2.60%        -2.31%
1 YEAR ............... -12.17%       -12.56%        -12.59%       -12.56%
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ..............   6.24%        -5.48%          5.93%        -5.48%
LIFE OF FUND .........  10.61%        -2.42%(2)       7.32%        -4.54%(3)

                          INSTITUTIONAL CLASS               C CLASS
                          (INCEPTION 8/1/00)           (INCEPTION 3/1/02)
                        GLOBAL         MSCI          GLOBAL         MSCI
                        GROWTH      WORLD FREE       GROWTH      WORLD FREE
                        ------      ----------       ------      ----------
6 MONTHS(1) ..........   2.91%        -2.31%           --            --
1 YEAR ............... -12.02%       -12.56%           --            --
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ..............    --            --             --            --
LIFE OF FUND ......... -17.27%       -15.12%(4)       2.09%(1)(5)   1.02%(1)(6)

(1) Returns for periods less than one year are not annualized.

(2) Since 11/30/98, the date nearest the class's inception for which data are available.

(3) Since 1/31/99, the date nearest the class's inception for which data are available.

(4) Since 7/31/00, the date nearest the class's inception for which data are available.

(5) Return reflects the deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
    Return would have been 3.09% if shares were not redeemed during the period.

(6) Since 2/28/02, the date nearest the class's inception for which data are available.

See pages 60-63 for information about share classes, the MSCI World Free Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI World Free Index is provided for comparison in each graph. Global Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI World Free Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

* Fund data from 12/1/98, the fund's inception date. Index data from 11/30/98, the date nearest the fund's inception for which data are available. Not annualized.

20    1-800-345-2021

Global Growth--Performance Review
--------------------------------------------------------------------------------

[photo of Matt Hudson and Henrik Strabo]

    A market overview and performance commentary by Matt Hudson and Henrik
Strabo, portfolio managers on the Global Growth team.

PERFORMANCE OVERVIEW

    Global Growth advanced 2.75%* during the six months ended May 31, 2002, while its benchmark, the Morgan Stanley Capital International World Free Index,
returned a negative 2.31%.

    The world's markets exhibited a wide range of behavior during the period, plunging in the aftermath of the September 11 terrorist attacks, and then rallying during the first part of the year before dipping again.

    Despite the volatility, Global Growth adhered to its time-tested process of searching for individual companies that meet our standards for earnings and revenue growth, which has allowed us to deliver solid results over time.

    Since its introduction on December 1, 1998, Global Growth has produced an average annual return of 10.61%, while the benchmark has returned a negative
2.42%.

    While there was mounting evidence during the period that a global economic recovery was under way, a number of large companies continued to be restrained in their outlook for growth and profits. With so little earnings visibility among multinationals, Global Growth reduced or eliminated its position in a number of large companies with broad exposure to the world's struggling economy, such as IBM and General Electric.

    In many cases, the firms where we found acceleration were smaller, more focused companies with predictable earnings growth. Regarding our team, analyst
Matt Hudson has been promoted and now co-manages Global Growth with Henrik
Strabo.

CONSUMERS STAY STRONG

    Our process led us to a variety of businesses supported primarily by consumer spending, a critical source of economic strength throughout the period.
Global Growth greatly increased its stake among companies that make cyclical consumer products, such as cars. The move paid off, with the sector turning in the period's top performance.

    Within the group, Global Growth's holdings in the motor vehicles industry included companies in Europe, Asia and the United States. From BMW and Porsche
in the luxury and performance arena, to General Motors and Hyundai, automakers surged as car companies boosted sales. GM brought people into the showrooms with special incentives, while Hyundai continued to gain market share with inexpensive and quality offerings. Those strong sales helped make the motor vehicles industry one of Global Growth's top contributors.

    We also increased our holdings among consumer noncyclicals, making it our third largest sector stake after financials and consumer cyclicals. Our search for companies with solid growth and steady earnings resulted in a much greater representation in the food and beverage industry. The United Kingdom's Diageo, for example, boosted the fund. Diageo owns a range of beverage companies, including Jose Cuervo tequila.

    Consumers played a key role in the company that became our largest position during the period, Yum! Brands Inc. Based in Kentucky, Yum! owns

* All fund returns referenced in this review are for Investor Class shares.

[right margin]

PORTFOLIO AT A GLANCE
                             AS OF 5/31/02
NET ASSETS                  $265.0 MILLION
                           5/31/02  11/30/01
NO. OF EQUITY SECURITIES     131       129
MEDIAN MARKET               $7.23     $14.2
  CAPITALIZATION           BILLION   BILLION
WEIGHTED AVERAGE            $19.3     $68.3
  MARKET CAPITALIZATION    BILLION   BILLION
PORTFOLIO TURNOVER          158%(1)   232%(2)
EXPENSE RATIO (FOR
  INVESTOR CLASS)          1.30%(3)    1.30%

(1) Six months ended 5/31/02.

(2) Year ended 11/30/01.

(3) Annualized.

INVESTMENTS BY COUNTRY
                       % OF FUND INVESTMENTS
                        AS OF        AS OF
                       5/31/02     11/30/01
UNITED STATES          41.1%(1)      48.7%
JAPAN                  10.6%          9.7%
UNITED KINGDOM         10.6%          9.6%
ITALY                   7.3%          2.7%
FRANCE                  5.8%          3.4%
SOUTH KOREA             4.1%          5.6%
GERMANY                 2.9%          4.2%
OTHER                  17.6%         16.1%

(1) Includes temporary cash investments.

Investment terms are defined in the Glossary on pages 63-64.

                                                  www.americancentury.com    21

Global Growth--Performance Review
--------------------------------------------------------------------------------
                                                                     (Continued)

PizzaHut, Taco Bell, and Kentucky Fried Chicken. The company had strong same-store sales growth, partly because its strategy of grouping businesses at one location in "combo restaurants" increased customer traffic.

   The period's top contributing stock, Germany's Puma, is also a consumer story. Puma's sporting goods are a staple on courts and campuses, and their popularity is driving sales and earnings.

FINANCIALS, ENERGY ADVANCE

   The financial sector, Global Growth's largest stake, advanced in an exceedingly challenging environment. The greatest contribution came from banks, the portfolio's largest industry stake. Banks benefited from low interest rates, which stimulated borrowing among consumers. The Royal Bank of Scotland, South
Korea's Hana Bank and such regional banks in the U.S. as Commerce Bancshares all contributed to performance.

   Thrifts also benefited from low rates, such as Washington Mutual, one of our largest positions. In addition to participating in the refinancing boom,
Washington Mutual benefited from acquisitions, allowing the Seattle-based company to tap into new customers in the Northeast with their already market-leading products.

   Elsewhere in the financial sector, we reduced our holdings among property and casualty insurance companies as their ability to continue raising premiums became questionable. Also, falling equity markets shrank the industry's capital base, limiting their ability to underwrite new business. We sold American
International Group Inc., a top-10 holding in our last report, partly because this challenged its earnings potential.

   Global Growth increased its energy holdings, and the sector turned in the second-best performance. With turbulence in the Middle East driving up the price of oil and creating concern over disruptions in supply, Russia is emerging as a key player in the world's energy sector. We found acceleration in Yukos
Holdings, a leading Russian firm in the oil services industry. Yukos, which is also benefiting from Russia's economic reform, was the period's second-biggest contributor to the fund.

BIG COMPANIES STRUGGLE

   As we mentioned earlier, such multinationals as IBM slowed the fund and have been eliminated from the portfolio. As we sold those positions, Global Growth's investments in the United States declined, but the U.S. remains our largest country weighting.

   Our industrial stake was hurt by Tyco, Global Growth's largest holding at the end of the previous period. We eliminated our position in the international conglomerate early this year due to profit concerns and a significant shift in corporate strategy.

   Nintendo, the second-largest holding in our last report, is no longer in the portfolio. We sold the Japanese company, one of the period's top detractors, as intense competition forced the company to cut the price of its Gamecube.

OUTLOOK

   We are cautiously optimistic. Consumer confidence and spending remained buoyant during the period, but businesses kept a tight rein on spending and economic data continued to be mixed.

   Regardless of the economic environment, we plan to follow our investment process. American Century adheres to the strategy that investing in successful businesses showing accelerating growth is the best way to generate superior results over time.

[left margin]

TOP TEN HOLDINGS
                                % OF FUND INVESTMENTS
                                AS OF           AS OF
                               5/31/02        11/30/01
YUM! BRANDS, INC.               1.7%             --
WASHINGTON
   MUTUAL, INC.                 1.6%            1.5%
BNP PARIBAS SA                  1.5%             --
AFFILIATED COMPUTER
   SERVICES INC.                1.4%            2.8%
GENERAL MOTORS CORP.            1.3%             --
UNICREDITO ITALIANO             1.3%             --
BANCA POPOLARE
   DI VERONA -- BANCO
   S. GEMINIANO ES
   PROSPERO SCRL                1.3%             --
ENI SPA                         1.3%            1.1%
PRECISION
   DRILLING CORP.               1.2%             --
RAYTHEON COMPANY                1.2%            0.7%

TOP FIVE SECTORS
                                % OF FUND INVESTMENTS
                                AS OF           AS OF
                               5/31/02        11/30/01
FINANCIAL                       23.4%           22.7%
CONSUMER (CYCLICAL)             17.8%           10.3%
CONSUMER
   (NON-CYCLICAL)               10.6%            3.9%
HEALTH CARE                      9.0%           12.6%
TECHNOLOGY                       8.7%           15.9%

TYPES OF INVESTMENTS IN THE PORTFOLIO
                        AS OF MAY 31, 2002
U.S. COMMON STOCKS              40.7%
FOREIGN COMMON STOCKS           58.0%
PREFERRED STOCKS                 0.9%
-------------------------------------------------------------------------------
  TOTAL EQUITY EXPOSURE         99.6%
TEMPORARY CASH INVESTMENTS       0.4%

22    1-800-345-2021

Global Growth--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.7%

AUSTRALIA -- 1.1%
     441,700  Coca-Cola Amatil Limited                            $     1,513
     395,900  James Hardie Industries NV(1)                             1,361
                                                              ------------------
                                                                        2,874
                                                              ------------------

AUSTRIA -- 1.2%
      42,000  Erste Bank Der Oesterreichischen
                 Sparkassen AG                                          3,021
                                                              ------------------

BELGIUM -- 0.6%
      47,836  Interbrew                                                 1,446
                                                              ------------------

CANADA -- 2.5%
      53,800  Cott Corp.(1)                                             1,019
      83,000  Precision Drilling Corp.(1)                               3,122
      50,486  Talisman Energy, Inc.                                     2,244
                                                              ------------------
                                                                        6,385
                                                              ------------------

FINLAND -- 0.8%
      76,132  Instrumentarium OY                                        1,936
                                                              ------------------

FRANCE -- 5.8%
      64,485  Accor SA                                                  2,619
      68,809  BNP Paribas SA                                            3,863
      34,000  Credit Lyonnais SA                                        1,431
      52,000  Neopost SA(1)                                             2,054
      30,400  Societe Generale Cl A                                     2,060
      17,800  TotalFinaElf SA Cl B                                      2,768
                                                              ------------------
                                                                       14,795
                                                              ------------------

GERMANY -- 2.0%
      49,867  Bayerische Motoren
                 Werke (BMW) AG                                         2,131
      48,600  Puma AG Rudolf Dassler Sport                              2,926
                                                              ------------------
                                                                        5,057
                                                              ------------------

HONG KONG -- 0.7%
   1,338,000  Cosco Pacific Limited                                     1,081
     610,000  Hong Kong and
                 China Gas Company Ltd.                                   813
                                                              ------------------
                                                                        1,894
                                                              ------------------

IRELAND -- 1.5%
     181,000  Bank of Ireland                                           2,293
     101,300  Irish Life & Permanent plc                                1,526
                                                              ------------------
                                                                        3,819
                                                              ------------------

ITALY -- 7.3%
     209,000  Autogrill SpA(1)                                          2,360
     203,700  Concessioni e Costruzioni
                 Autostrade SpA                                         1,651
     255,100  Banca Popolare di Verona --
                 Banco S. Geminiano
                 ES Prospero Scrl                                       3,242

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

      49,039  Davide Campari-Milano SpA                           $     1,736
     210,400  ENI SpA                                                   3,195
     170,000  Merloni Elettrodomestici SpA                              1,600
     202,200  Saipem SpA                                                1,364
     733,300  UniCredito Italiano                                       3,265
                                                              ------------------
                                                                       18,413
                                                              ------------------

JAPAN -- 10.6%
      37,000  Ariake Japan Co., Ltd.                                    1,504
      91,000  Bridgestone Corp.                                         1,320
      26,000  Canon, Inc.                                               1,000
      23,900  Fanuc Ltd.                                                1,235
      18,000  Hoya Corp.                                                1,334
      64,800  Lawson, Inc.                                              2,034
     897,000  Nippon Steel Corporation                                  1,458
     202,000  Nissan Motor Co., Ltd.                                    1,432
      93,000  Nomura Holdings Inc.                                      1,497
      36,100  Promise Co., Ltd.                                         1,999
      89,900  Sega Corporation(1)                                       2,242
      95,000  Sharp Corp.                                               1,229
      10,800  SMC Corp.                                                 1,260
      28,800  Sony Corp.                                                1,669
     202,000  Sumitomo Realty & Development                             1,340
     487,000  Tokyo Gas Co., Ltd.                                       1,333
      43,000  Uni-Charm Corporation                                     1,502
     233,000  Yasuda Fire & Marine Insurance                            1,538
                                                              ------------------
                                                                       26,926
                                                              ------------------

MEXICO -- 1.5%
      37,800  Fomento Economico
                 Mexicano SA de CV ADR                                  1,597
     467,000  Grupo Financiero Banorte
                 SA de CV Cl O(1)                                       1,195
     347,651  Wal-Mart de Mexico
                 SA de CV, Series V                                     1,007
                                                              ------------------
                                                                        3,799
                                                              ------------------

NORWAY -- 0.4%
      79,500  Tandberg ASA(1)                                             962
                                                              ------------------

RUSSIAN FEDERATION -- 2.2%
       19,000  Lukoil Holding ADR                                        1,346
       38,000  MMC Norilsk Nickel ADR                                      885
       89,200  Surgutneftegaz ADR                                        1,904
      143,500  Yukos                                                     1,478
                                                              ------------------
                                                                         5,613
                                                              ------------------

SINGAPORE -- 0.6%
      196,900  Singapore Airlines Limited                                1,398
                                                              ------------------

SOUTH KOREA -- 4.1%
       93,790  Hana Bank                                                 1,397
      256,832  Hanaro Telecom Inc.(1)                                    1,037
      117,100  Kia Motors Corp.(1)                                       1,131
       32,000  LG Electronics Inc.(1)                                    1,200
        7,548  LG Home Shopping Inc.                                       797

See Notes to Financial Statements                 www.americancentury.com    23

Global Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                             Value
--------------------------------------------------------------------------------

      21,377  Samsung Electro-Mechanics Co. Ltd.                  $     1,251
       5,230  Samsung Electronics                                       1,465
      20,620  Samsung Fire & Marine
                 Insurance Co., Ltd.                                    1,251
       5,090  Shinsegae Co., Ltd.                                         746
                                                              ------------------
                                                                       10,275
                                                              ------------------

SPAIN -- 1.1%
     132,600  Altadis, SA                                               2,844
                                                              ------------------

SWEDEN -- 0.8%
     257,800  Swedish Match AB                                          2,049
                                                              ------------------

SWITZERLAND -- 2.1%
      21,000  Adecco SA                                                 1,374
      40,600  Logitech International SA(1)                              1,956
      44,246  Novartis AG                                               1,892
                                                              ------------------
                                                                        5,222
                                                              ------------------

TAIWAN (REPUBLIC OF CHINA) -- 0.5%
      55,700  AU Optronics Corp. ADR(1)                                   657
     400,000  United Microelectronics Corp.(1)                            533
                                                              ------------------
                                                                        1,190
                                                              ------------------

UNITED KINGDOM -- 10.6%
     245,600  BPB plc                                                   1,356
     346,000  Bradford & Bingley plc                                    1,668
   1,986,000  Corus Group plc(1)                                        2,545
     215,003  Diageo plc                                                2,693
   1,527,253  Electronics Boutique plc                                  2,981
     122,205  Exel plc                                                  1,593
     413,342  Marks & Spencer plc                                       2,281
      89,985  Next plc                                                  1,309
     120,356  Reckitt Benckiser plc                                     2,124
     143,200  Reed Elsevier plc                                         1,370
     104,491  Royal Bank of Scotland Group plc                          3,028
      69,610  Willis Group Holdings(1)                                  2,264
     144,000  WPP Group plc                                             1,493
                                                              ------------------
                                                                       26,705
                                                              ------------------

UNITED STATES -- 40.7%
      65,600  Affiliated Computer Services Inc.(1)                      3,650
      30,900  Ambac Financial Group, Inc.                               2,081
      58,900  American Express Co.                                      2,504
      64,500  AnnTaylor Stores Corp.(1)                                 1,837
      33,300  Anthem, Inc.(1)                                           2,361
      27,300  Bank of America Corp.                                     2,070
      50,000  Blockbuster, Inc.                                         1,375
      29,900  Borg-Warner Automotive, Inc.                              1,926
      41,200  Bowater Inc.                                              2,157
      92,200  Caremark Rx Inc.(1)                                       1,783
      52,500  Clear Channel
                 Communications, Inc.(1)                                2,795
      25,900  Coach Inc.(1)                                             1,354
      31,700  Comerica Inc.                                             2,032
      53,000  Commerce Bancshares, Inc.                                 2,396
      67,500  Cullen/Frost Bankers, Inc.                                2,605

Shares                     ($ in Thousands)                             Value
--------------------------------------------------------------------------------

     121,100  Dana Corp.                                          $     2,582
      77,700  Dell Computer Corp.(1)                                    2,087
      73,000  Estee Lauder Companies, Inc. Cl A                         2,683
      76,500  Gallagher (Arthur J.) & Co.                               2,696
      54,500  General Motors Corp.                                      3,388
      57,600  Gillette Company                                          2,049
      91,800  Intel Corp.                                               2,533
      61,300  Interpublic Group of Companies, Inc.                      2,023
      55,200  Laboratory Corporation
                 of America Holdings(1)                                 2,708
      27,400  Lear Corporation(1)                                       1,266
      65,500  Limited, Inc. (The)                                       1,375
      54,700  Linear Technology Corp.                                   2,037
      46,500  Masco Corp.                                               1,240
      37,300  MBIA Inc.                                                 2,093
      65,539  McDonald's Corp.                                          1,962
      21,800  Northrop Grumman Corp.                                    2,645
      38,700  Phelps Dodge Corp.                                        1,510
      24,400  Procter & Gamble Co. (The)                                2,185
     113,350  Province Healthcare Co.(1)                                2,887
      69,400  Raytheon Company                                          3,067
      68,000  Ryder System, Inc.                                        2,033
      79,800  Shaw Group Inc. (The)(1)                                  2,669
      47,300  Sonic Corporation(1)                                      1,346
      16,600  St. Jude Medical, Inc.(1)                                 1,401
      38,500  Starwood Hotels &
                 Resorts Worldwide, Inc.                                1,363
      31,500  Tenet Healthcare Corp.(1)                                 2,347
      25,500  UnitedHealth Group Incorporated                           2,315
      47,500  Viad Corp.                                                1,409
     106,000  Washington Mutual, Inc.                                   4,120
      26,400  Wellpoint Health Networks Inc.(1)                         1,958
      65,800  Yum! Brands, Inc.(1)                                      4,205
                                                              ------------------
                                                                      103,108
                                                              ------------------

TOTAL COMMON STOCKS                                                   249,731
                                                              ------------------
   (Cost $224,025)

PREFERRED STOCKS -- 0.9%

GERMANY -- 0.9%
       4,500  Porsche AG                                                2,234
                                                              ------------------
   (Cost $1,712)

TEMPORARY CASH INVESTMENTS -- 0.4%

    Repurchase Agreement, Credit Suisse
       First Boston, Inc., (U.S. Treasury obligations),
       in a joint trading account at 1.74%,
       dated 5/31/02, due 6/3/02
       (Delivery value $1,100)                                          1,100
                                                              ------------------
   (Cost $1,100)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $   253,065
                                                              ==================
   (Cost $226,837)

24    1-800-345-2021                          See Notes to Financial Statements

Global Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

MARKET SECTOR DIVERSIFICATION (unaudited)

BASIC MATERIALS                                                        4.4%
COMMERCIAL SERVICES                                                    4.6%
CONSUMER SERVICES                                                      7.7%
CONSUMER (CYCLICAL)                                                   17.8%
CONSUMER (NON-CYCLICAL)                                               10.6%
ENERGY                                                                 6.9%
FINANCIAL                                                             23.4%
HEALTH CARE                                                            9.0%
INDUSTRIALS                                                            3.4%
TECHNOLOGY                                                             8.7%
TELECOMMUNICATIONS                                                     0.4%
TRANSPORTATION                                                         1.8%
UTILITY                                                                0.9%
TEMPORARY CASH INVESTMENTS                                             0.4%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements                 www.americancentury.com    25

International Opportunities--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2002

                                            INVESTOR CLASS (INCEPTION 6/1/01)
                                                                    SSB EMI
                                            INTERNATIONAL           GROWTH
                                            OPPORTUNITIES         WORLD EX US

6 MONTHS(1) ...............................    18.07%                7.60%
================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND ..............................    15.00%               -8.01%(2)

(1) Returns for periods less than one year are not annualized.

(2) Since 5/31/01, the date nearest the class's inception for which data are available.

See pages 60-63 for information about the SSB EMI Growth World Index and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund. The SSB EMI Growth World Index excluding the U.S. is provided for comparison in the graph. International Opportunities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the SSB EMI Growth World Index do not. Past performance does not guarantee future results. The graph and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

26    1-800-345-2021

International Opportunities--Performance Review
--------------------------------------------------------------------------------

[photo of Lynn Schroeder and Henrik Strabo]

    A market overview and performance commentary by Lynn Schroeder and Henrik
Strabo, portfolio managers on the International Opportunities team.

PERFORMANCE OVERVIEW

    International Opportunities advanced 18.07% for the six months ended May 31,
2002, outdistancing the 7.60% gain of its benchmark, the Salomon Smith Barney
(SSB) Extended Market Index (EMI) World Growth ex US Index. That performance compares favorably to International Opportunities' peers: The 99 small-cap international growth funds tracked by Lipper Inc. rose an average of 9.54%.

GROWTH AMIDST CHALLENGES

    The past six months have been both challenging and rewarding for international investors. Early on, companies in many nations struggled toward profitability against tides of recession, which restrained earnings and pressured stock prices in volatile world markets. Unfolding social and political dramas around the world added to the uncertainty. But by early 2002, monetary and fiscal policies began to effect change. Numerous foreign economies leaned toward growth in recoveries that reflected America's, setting stages around the world for improved earnings and fundamentals.

    Historically, compared to their larger counterparts, small-cap stocks tend to deliver their best performance in the early and middle stages of economic recoveries, a truism for this period and one factor behind our superior performance. Still, not every small company merits inclusion in the portfolio simply by virtue of its size. The most attractive companies to us are those with fundamental strength, combined with steadily improving and sustainable earnings growth. To find them, we scour foreign nations, evaluating each company on its own merits and building the portfolio one stock at a time.

    A prime example of our discipline at work against the backdrop of an improving economy was our success in South Korea. As that nation continued its steady climb out of recession, several companies captured our attention, one of which went on to become a top contributor during the period. CJ39 Shopping is a home-shopping network, a relatively new and well-received concept in this country. As the South Korean economy improved, increasingly confident consumers opened their wallets. That renewed willingness to spend buoyed profits at CJ39
Shopping.

CONSUMERS PERSEVERE

    Similar themes played out elsewhere in the portfolio. We took a significant stake in economically sensitive companies in the consumer cyclicals sector, our largest weighting.  Our confidence was well placed. Companies in this sector, which are closely tied to consumer spending, were the largest contributors to performance during the period, by far.

    Consumers also underpinned earnings in clothing manufacturers and retailers, such as Germany's Puma, the top-contributing stock during the period, and
China's Fountain Set, another strong performer. Puma designs, manufactures and markets sporting goods and apparel. The company enjoyed

[right margin]

PORTFOLIO AT A GLANCE
                               AS OF 5/31/02
NET ASSETS                     $21.1 MILLION
                             5/31/02    11/30/01
NO. OF EQUITY SECURITIES       74          63
MEDIAN MARKET                 $0.53      $0.56
  CAPITALIZATION             BILLION    BILLION
WEIGHTED AVERAGE              $0.59      $0.63
  MARKET CAPITALIZATION      BILLION    BILLION
PORTFOLIO TURNOVER           140%(1)    147%(2)
EXPENSE RATIO (FOR
  INVESTOR CLASS)            2.00%(3)   2.00%(3)

(1) Six months ended 5/31/02.

(2) For the period June 1, 2001 (inception) through November 30, 2001.

(3) Annualized.

INVESTMENTS BY COUNTRY
                                  % OF FUND INVESTMENTS
                                  AS OF           AS OF
                                 5/31/02        11/30/01
SWEDEN                            14.3%           5.2%
CANADA                            10.9%           8.3%
FRANCE                             9.0%          12.0%
UNITED KINGDOM                     8.8%          13.9%
GERMANY                            5.7%           3.5%
HONG KONG                          4.8%            --
SPAIN                              4.5%           1.6%
JAPAN                              4.0%           4.1%
ITALY                              3.5%           4.6%
TAIWAN
   (REPUBLIC OF CHINA)             3.3%            --
INDONESIA                          3.1%            --
DENMARK                            3.0%            --
OTHER*                            25.1%          46.8%

* Includes temporary cash investments.

Investment terms are defined in the Glossary on pages 63-64.

                                                  www.americancentury.com   27

International Opportunities--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

improved sales and earnings driven by a renewed popularity of its products.
Fountain Set, one of the world's largest manufacturers of cotton fabrics, sells to clients ranging from Wal-Mart to Polo Ralph Lauren. Both firms benefited from increased demand for their products that reflected more relaxed lifestyle trends, such as the business-casual workplace. In addition, Fountain Set prospered following China's inclusion in the World Trade Organization, a development that renewed the focus on China as a viable economic partner and improved the business outlook for the country's companies.

HEALTH CARE SHINES

    We also were pleased with the performance of our health care holdings, another area of strength during the period. We found several companies that are meeting the demand for health care delivered at reasonable, effectively managed cost. One was France's LVL Medical Groupe, which offers post-surgical home health services. Another was Sweden's Elekta, which develops specialized products used for non-invasive surgery. Other successful holdings included
Hungary's Egis Gyogzergyar, a generic drug maker that benefited from changes in the national system of payment for medicines. Also, Sweden's Nobel Biocare, which makes dental implants, boosted the portfolio as revenues increased following operational restructuring and the appointment of new management.

TECHNOLOGY ADVANCES

    Gains booked in the health care sector, especially from pharmaceutical companies, were redeployed in the technology sector, where we identified a number of rewarding opportunities. While technology companies have long suffered bleak business conditions, demand increased in late 2001 for electronic devices, especially laptop computers. In this environment, Taiwan's HannStar, which makes thin-film transistor liquid crystal display panels used in laptops, enjoyed improved pricing power that buoyed its earnings.

SOME DISAPPOINTMENTS

    Some of our holdings failed to meet our expectations. Finland's Nokian
Renkaat, which makes automobile tires, suffered in a legislative environment that had negative implications for its future sales. Investors swiftly punished the stock, despite Nokian's strong underlying growth.  Japan's FP Corp., which makes Styrofoam lunch containers and food packaging, also demonstrated compelling growth. But its stock tumbled when the firm announced higher expenses and lower earnings than investors expected. We eliminated both of these positions, but not before incurring losses.

    Both political and corporate events weighed on Indonesia's Aneka Tambang, a gold and nickel mining company. First, a brief strike at Aneka that had political overtones further troubled an uncertain market. Then, when the company indicated an interest in expanding its operations into coal mining, investors grew more uncertain.

DISCIPLINE AT WORK

    Our discipline of seeking fundamentally sound businesses demonstrating improving earnings will continue to guide our decisions, regardless of the economic environment. We base our discipline on the long-held belief that companies demonstrating accelerating revenues and earnings offer investors the best opportunity for delivering superior results over time.

[left margin]

TOP TEN HOLDINGS
                            % OF FUND INVESTMENTS
                            AS OF           AS OF
                           5/31/02        11/30/01

SLIGRO BEHEER N.V.          2.0%             --
VISCOFAN, INDUSTRIA
   NAVARRA DE
   ENVOLTURAS
   CELULOSICAS SA           2.0%             --
OKO BANK                    2.0%            1.7%
MAAX INC.                   1.9%             --
PT ASTRA AGRO
   LESTARI TBK              1.9%             --
PANVA GAS
   HOLDINGS LIMITED         1.9%             --
NEW LOOK GROUP PLC          1.9%             --
DAVIDE CAMPARI-
   MILANO SPA               1.8%             --
MASONITE
   INTERNATIONAL
   CORPORATION              1.8%             --
ELEKTA AB                   1.8%            0.7%

TOP FIVE SECTORS
                            % OF FUND INVESTMENTS
                            AS OF           AS OF
                           5/31/02        11/30/01
CONSUMER (CYCLICAL)         22.7%           15.1%
BASIC MATERIALS             13.3%            6.3%
COMMERCIAL SERVICES         11.8%           11.1%
INDUSTRIALS                 10.3%            6.4%
CONSUMER
   (NON-CYCLICAL)            9.9%            7.7%

TYPES OF INVESTMENTS IN THE PORTFOLIO
                          AS OF MAY 31, 2002
U.S. COMMON STOCKS                95.1%
PREFERRED STOCKS                   1.6%
-------------------------------------------------------------------------------
  TOTAL EQUITY EXPOSURE           96.7%
TEMPORARY CASH INVESTMENTS         3.3%

28    1-800-345-2021

International Opportunities--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                             Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.1%

AUSTRALIA -- 2.0%
      89,480  Ion Limited(1)                                        $     160
     285,458  Jubilee Mines NL(1)                                         275
                                                              ------------------
                                                                          435
                                                              ------------------

AUSTRIA -- 0.7%
       2,200  Mayr-Melnhof Karton AG                                      150
                                                              ------------------

BELGIUM -- 1.9%
       6,387  Creyf's NV(1)                                               134
      35,000  Melexis NV(1)                                               279
                                                              ------------------
                                                                          413
                                                              ------------------

CANADA -- 10.9%
      14,600  CHC Helicopter Corporation(1)                               289
      52,300  Cinram International Inc.                                   351
      10,200  Cott Corp.(1)                                               193
      22,000  Forzani Group Ltd. (The)(1)                                 351
      17,100  Intier Automotive Inc.                                      329
      31,900  Maax Inc.                                                   414
      20,400  Masonite International Corporation(1)                       389
                                                              ------------------
                                                                        2,316
                                                              ------------------

DENMARK -- 3.0%
      29,500  Auriga Industries A/S                                       318
      10,300  Topdanmark A/S(1)                                           319
                                                              ------------------
                                                                          637
                                                              ------------------

FINLAND -- 2.6%
       4,100  Amer Group Ltd.                                             139
      26,277  OKO Bank                                                    421
                                                              ------------------
                                                                          560
                                                              ------------------

FRANCE -- 9.0%
       2,620  Bacou-Dalloz                                                311
       2,647  Beneteau                                                    133
      12,941  Buffalo Grill SA(1)                                         201
       2,621  IPSOS                                                       190
       6,243  Neopost SA(1)                                               247
      27,436  Pinguely-Haulotte                                           294
         137  Societe Virbac SA(1)                                         19
       6,057  SR Teleperformance                                          156
       6,100  Vallourec SA                                                383
                                                              ------------------
                                                                        1,934
                                                              ------------------

GERMANY -- 4.1%
      11,155  DIS Deutscher Industrie Service AG                          289
       3,300  Puma AG Rudolf Dassler Sport                                199
      10,153  Stada Arzneimittel AG                                       384
                                                              ------------------
                                                                          872
                                                              ------------------

Shares                     ($ in Thousands)                             Value
--------------------------------------------------------------------------------

HONG KONG -- 4.8%
     110,000  ASM Pacific Technology Limited                        $     261
     740,000  Fountain Set Holdings Limited                               294
   1,944,000  Tack Fat Group International
                 Limited(1)                                               160
     390,000  Texwinca Holdings Limited                                   314
                                                              ------------------
                                                                        1,029
                                                              ------------------

INDONESIA -- 3.1%
   1,826,500  PT Aneka Tambang Tbk(1)                                     257
   1,814,000  PT Astra Agro Lestari Tbk(1)                                412
                                                              ------------------
                                                                          669
                                                              ------------------

IRELAND -- 1.2%
      14,400  Riverdeep Group plc ADR(1)                                  268
                                                              ------------------

ITALY -- 3.5%
      11,036  Davide Campari-Milano SpA                                   391
      39,300  Merloni Elettrodomestici SpA                                370
                                                              ------------------
                                                                          761
                                                              ------------------

JAPAN -- 4.0%
       9,100  Mimasu Semiconductor
                 Industry Co., Ltd.                                       123
      52,000  Nippon Thompson Co., Ltd.                                   326
          91  Round One Corp.(1)                                          153
      19,000  Yamaichi Electronics Co., Ltd.                              257
                                                              ------------------
                                                                          859
                                                              ------------------

MALAYSIA -- 1.2%
     112,000  MTD Capital Berhad(1)                                       196
      19,000  Unisem (M) Berhad                                            63
                                                              ------------------
                                                                          259
                                                              ------------------

NETHERLANDS -- 2.0%
      10,583  Sligro Beheer N.V.                                          434
                                                              ------------------

NORWAY -- 2.3%
      21,845  Ekornes ASA                                                 293
      17,000  Tandberg ASA(1)                                             206
                                                              ------------------
                                                                          499
                                                              ------------------

PEOPLE'S REPUBLIC OF CHINA -- 1.9%
     766,400  Panva Gas Holdings Limited(1)                               400
                                                              ------------------

RUSSIAN FEDERATION -- 2.5%
      21,300  Golden Telecom Inc.(1)                                      348
     152,200  Rostelecom                                                  192
                                                              ------------------
                                                                          540
                                                              ------------------

SOUTH KOREA -- 0.6%
       9,042  Hana Bank                                                   135
                                                              ------------------

SPAIN -- 4.5%
       9,500  Baron de Ley, SA(1)                                         265
      15,066  Compania de Distribucion
                 Integral Logista, SA                                     275
      49,800  Viscofan, Industria Navarra de
                 Envolturas Celulosicas SA                                434
                                                              ------------------
                                                                          974
                                                              ------------------

See Notes to Financial Statements                  www.americancentury.com    29

International Opportunities--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

Shares                     ($ in Thousands)                             Value
--------------------------------------------------------------------------------

SWEDEN -- 14.3%
      22,115  Axfood AB                                             $     363
      37,251  Billerud AB                                                 369
      37,800  Elekta AB(1)                                                384
      27,800  Kungsleden AB(1)                                            369
      14,739  Munters AB                                                  323
       3,648  Nobel Biocare AB                                            239
      20,371  PerBio Science AB(1)                                        361
      86,316  Proffice AB Cl B                                            309
     307,600  Rottneros AB                                                328
                                                              ------------------
                                                                        3,045
                                                              ------------------

SWITZERLAND -- 1.1%
       5,098  SEZ Holding AG(1)                                           243
                                                              ------------------

TAIWAN (REPUBLIC OF CHINA) -- 3.3%
     501,035  SinoPac Holdings Company(1)                                 234
     473,000  Uniglory Marine Corp Ltd.(1)                                155
     482,000  Wan Hai Lines Ltd.(1)                                       329
                                                              ------------------
                                                                          718
                                                              ------------------

THAILAND -- 1.8%
     206,200  Land & House Public
                 Company Limited(1)                                       380
                                                              ------------------

UNITED KINGDOM -- 8.8%
     113,000  Austin Reed Group plc                                       286
      57,300  De Vere Group plc                                           300
     123,915  Electronics Boutique plc                                    242
      23,200  Inchcape plc                                                267
     103,269  New Look Group plc                                          399
      74,900  Westbury plc                                                383
                                                              ------------------
                                                                        1,877
                                                              ------------------

TOTAL COMMON STOCKS                                                    20,407
                                                              ------------------
   (Cost $18,189)

PREFERRED STOCKS -- 1.6%

GERMANY -- 1.6%
       6,339  Krones AG                                                   341
                                                              ------------------
   (Cost $377)

                          ($ in Thousands)                              Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 3.3%

    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations),
       in a joint trading account at 1.73%,
       dated 5/31/02, due 6/3/02
       (Delivery value $700)                                        $     700
                                                              ------------------
  (Cost $700)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $  21,448
                                                              ==================
   (Cost $19,266)

MARKET SECTOR DIVERSIFICATION (unaudited)

BASIC MATERIALS                                                       13.3%
COMMERCIAL SERVICES                                                   11.8%
CONSUMER SERVICES                                                      4.3%
CONSUMER (CYCLICAL)                                                   22.7%
CONSUMER (NON-CYCLICAL)                                                9.9%
ENERGY                                                                 1.8%
FINANCIAL                                                              5.2%
HEALTH CARE                                                            4.8%
INDUSTRIALS                                                           10.3%
TECHNOLOGY                                                             7.2%
TELECOMMUNICATIONS                                                     2.5%
TRANSPORTATION                                                         2.9%
TEMPORARY CASH INVESTMENTS                                             3.3%

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
(1) Non-income producing.

30    1-800-345-2021                          See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                    INTERNATIONAL     INTERNATIONAL          EMERGING
MAY 31, 2002 (UNAUDITED)               GROWTH           DISCOVERY             MARKETS
------------------------               ------           ---------             -------

ASSETS                                               (In Thousands)
Investment securities,
  at value (cost of
  $3,273,845, $1,017,177,
  and $130,107,
  respectively) (Note 3) ....   $     3,596,743    $     1,198,776    $       141,281
Cash ........................              --                 --                 --
Foreign currency holdings,
  at value (cost of $10,499,
  $17,241, and $2,402,
  respectively) .............            10,499             17,229              2,401
Collateral for securities
  loaned (Note 5) ...........           828,575            150,467              9,924
Receivable for
  investments sold ..........            64,393             49,544              7,476
Receivable for
  capital shares sold .......             1,527               --                   33
Dividends, interest, and
  other income receivable ...            12,198              3,928                471
                                ---------------    ---------------    ---------------
                                      4,513,935          1,419,944            161,586
                                ---------------    ---------------    ---------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ....             5,113                 30                947
Payable for securities
  loaned (Note 5) ...........           828,575            150,467              9,924
Payable for
  investments purchased .....             9,417             24,459              4,313
Accrued management fees
  (Note 2) ..................             3,823              1,573                258
Distribution fees payable
  (Note 2) ..................                49               --                 --
Service fees payable (Note 2)                49               --                 --
                                ---------------    ---------------    ---------------
                                        847,026            176,529             15,442
                                ---------------    ---------------    ---------------

NET ASSETS ..................   $     3,666,909    $     1,243,415    $       146,144
                                ===============    ===============    ===============

NET ASSETS CONSIST OF:
Capital (par value and
  paid-in surplus) ..........   $     4,540,754    $     1,152,229    $       150,260
Accumulated undistributed
  net investment
  income (loss) .............            16,859              4,872               (213)
Accumulated net realized
  loss on investment
  and foreign currency
  transactions ..............        (1,213,847)           (95,475)           (15,077)
Net unrealized appreciation
  on investments and
  translation of assets
  and liabilities in
  foreign currencies
  (Note 3) ..................           323,143            181,789             11,174
                                ---------------    ---------------    ---------------

                                $     3,666,909    $     1,243,415    $       146,144
                                ===============    ===============    ===============

INVESTOR CLASS,
  $0.01 PAR VALUE
  ($ AND SHARES IN FULL)
Net assets ..................   $ 3,115,133,117    $ 1,043,893,049    $   119,194,558
Shares outstanding ..........       395,385,339         95,982,557         25,698,103
Net asset value per share ...   $          7.88    $         10.88    $          4.64

ADVISOR CLASS,
  $0.01 PAR VALUE
  ($ AND SHARES IN FULL)
Net assets ..................   $   223,666,951    $       245,136    $     1,488,350
Shares outstanding ..........        28,446,077             22,735            323,627
Net asset value per share ...   $          7.86    $         10.78    $          4.60

INSTITUTIONAL CLASS,
  $0.01 PAR VALUE
  ($ AND SHARES IN FULL)
Net assets ..................   $   327,245,835    $   199,277,081    $    25,426,714
Shares outstanding ..........        41,470,287         18,212,561          5,446,135
Net asset value per share ...   $          7.89    $         10.94    $          4.67

C CLASS, $0.01 PAR VALUE
  ($ AND SHARES IN FULL)
Net assets ..................   $       863,173                N/A    $        34,144
Shares outstanding ..........           110,211                N/A              7,394
Net asset value per share ...   $          7.83                N/A    $          4.62

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    31

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                                                                    (Continued)

                                                    GLOBAL      INTERNATIONAL
MAY 31, 2002 (UNAUDITED)                            GROWTH      OPPORTUNITIES
------------------------                            ------      -------------

ASSETS                                                     (In Thousands)
Investment securities, at value
  (cost of $226,837 and $19,266,
  respectively) (Note 3) ..................   $     253,065    $      21,448
Cash ......................................            --                108
Foreign currency holdings, at value
  (cost of $258 and $2, respectively) .....             258                2
Collateral for securities loaned (Note 5) .          36,797            1,157
Receivable for investments sold ...........          11,198              698
Receivable for capital shares sold ........             973             --
Dividends, interest, and
  other income receivable .................             519               21
                                              -------------    -------------
                                                    302,810           23,434
                                              -------------    -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ..................             753             --
Payable for securities loaned (Note 5) ....          36,797            1,157
Payable for investments purchased .........            --              1,113
Accrued management fees (Note 2) ..........             300               33
Distribution fees payable (Note 2) ........            --               --
Service fees payable (Note 2) .............            --               --
                                              -------------    -------------
                                                     37,850            2,303
                                              -------------    -------------

NET ASSETS ................................   $     264,960    $      21,131
                                              =============    =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ...   $     323,709    $      19,174
Undistributed net investment income .......             336               27
Accumulated net realized loss on investment
  and foreign currency transactions .......         (85,333)            (251)
Net unrealized appreciation
  on investments and translation
  of assets and liabilities
  in foreign currencies (Note 3) ..........          26,248            2,181
                                              -------------    -------------
                                              $     264,960    $      21,131
                                              =============    =============

INVESTOR CLASS, $0.01 PAR VALUE
  ($ AND SHARES IN FULL)
Net assets ................................   $ 260,160,101    $  21,131,113
Shares outstanding ........................      40,990,093        3,674,505
Net asset value per share .................   $        6.35    $        5.75

ADVISOR CLASS, $0.01 PAR VALUE
  ($ AND SHARES IN FULL)
Net assets ................................   $     920,424              N/A
Shares outstanding ........................         145,562              N/A
Net asset value per share .................   $        6.32              N/A

INSTITUTIONAL CLASS, $0.01 PAR VALUE
  ($ AND SHARES IN FULL)
Net assets ................................   $   3,855,103             --
Shares outstanding ........................         605,100             --
Net asset value per share .................   $        6.37             --

C CLASS, $0.01 PAR VALUE
  ($ AND SHARES IN FULL)
Net assets ................................   $      24,283              N/A
Shares outstanding ........................           3,835              N/A
Net asset value per share .................   $        6.33              N/A

                                              See Notes to Financial Statements
32    1-800-345-2021                 See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED MAY 31, 2002 (UNAUDITED)

                                            INTERNATIONAL  INTERNATIONAL    EMERGING
                                               GROWTH        DISCOVERY      MARKETS

INVESTMENT INCOME (LOSS)                                 (In Thousands)
INCOME:
Dividends (net of
  foreign taxes
  withheld of $5,498,
  $1,844, and $108,
  respectively) ............................   $  37,997    $  12,694    $   1,025
Interest ...................................       1,380          522            5
Securities lending .........................       1,759          690            8
                                               ---------    ---------    ---------
                                                  41,136       13,906        1,038
                                               ---------    ---------    ---------

EXPENSES (Note 2):
Management fees ............................      22,483        9,029        1,246
Distribution fees:
  Advisor Class ............................         271         --              2
  C Class ..................................           2         --           --
Service fees:
  Advisor Class ............................         271         --              2
  C Class ..................................           1         --           --
Directors' fees and expenses ...............          17            5            1
                                               ---------    ---------    ---------
                                                  23,045        9,034        1,251
                                               ---------    ---------    ---------

NET INVESTMENT INCOME (LOSS) ...............      18,091        4,872         (213)
                                               ---------    ---------    ---------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)
Net realized gain (loss) on:
Investment transactions ....................    (179,194)      71,362       15,042
Foreign currency transactions
  (net of foreign taxes
  withheld of $72, $-,
  and $49, respectively) ...................     (37,191)     (10,400)      (1,421)
                                               ---------    ---------    ---------
                                                (216,385)      60,962       13,621
                                               ---------    ---------    ---------

CHANGE IN NET UNREALIZED
  APPRECIATION ON:
Investments ................................     117,400      (21,802)      (1,848)
Translation of assets
  and liabilities in
  foreign currencies .......................     121,942       42,779        3,160
                                               ---------    ---------    ---------
                                                 239,342       20,977        1,312
                                               ---------    ---------    ---------

NET REALIZED AND
  UNREALIZED GAIN ..........................      22,957       81,939       14,933
                                               ---------    ---------    ---------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ................   $  41,048    $  86,811    $  14,720
                                               =========    =========    =========

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    33

Statement of Operations
--------------------------------------------------------------------------------
                                                                    (Continued)

                                                    GLOBAL        INTERNATIONAL
FOR THE SIX MONTHS ENDED MAY 31, 2002 (UNAUDITED)   GROWTH        OPPORTUNITIES
                                                    ------        -------------

INVESTMENT INCOME (LOSS)                                   (In Thousands)
INCOME:
Dividends (net of foreign taxes withheld
  of $210 and $22, respectively) ..............        $ 1,960          $   140
Interest ......................................             80                6
Securities lending ............................             47                2
                                                ---------------  ---------------
                                                         2,087              148
                                                ---------------  ---------------

EXPENSES (Note 2):
Management fees ...............................          1,748              121
Distribution fees:
  Advisor Class ...............................              1               --
  C Class .....................................             --               --
Service fees:
  Advisor Class ...............................              1               --
  C Class .....................................             --               --
Directors' fees and expenses ..................              1               --
                                                ---------------  ---------------
                                                         1,751              121
                                                ---------------  ---------------

NET INVESTMENT INCOME (LOSS) ..................            336               27
                                                ---------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS) (NOTE 3)
NET REALIZED GAIN (LOSS) ON:
Investment transactions .......................          2,399              694
Foreign currency transactions
  (net of foreign taxes withheld
  of $9 and $-, respectively) .................         (2,295)              22
                                                ---------------  ---------------
                                                           104              716
                                                ---------------  ---------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
Investments ...................................          2,119              655
Translation of assets and liabilities
  in foreign currencies .......................          5,619              602
                                                ---------------  ---------------
                                                         7,738            1,257
                                                ---------------  ---------------

NET REALIZED AND UNREALIZED GAIN ..............          7,842            1,973
                                                ---------------  ---------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ...................        $ 8,178           $2,000
                                                ===============  ===============

                                               See Notes to Financial Statements
34    1-800-345-2021                  See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED MAY 31, 2002 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2001

                                          INTERNATIONAL GROWTH         INTERNATIONAL DISCOVERY          EMERGING MARKETS
DECREASE IN NET ASSETS                     2002           2001           2002           2001           2002           2001

OPERATIONS                                                                    (In Thousands)
Net investment income .............   $    18,091    $    21,654    $     4,872    $     1,950    $      (213)   $      (250)
Net realized gain (loss) ..........      (216,385)      (839,001)        60,962       (141,533)        13,621        (25,655)
Change in net
  unrealized appreciation .........       239,342       (421,236)        20,977       (207,153)         1,312         14,471
                                      -----------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease)
  in net assets resulting
  from operations .................        41,048     (1,238,583)        86,811       (346,736)        14,720        (11,434)
                                      -----------    -----------    -----------    -----------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ..................       (12,811)          --             --             --             --             --
  Advisor Class ...................          (301)          --             --             --             --             --
  Institutional Class .............        (2,127)          --             --             --             --             --
  C Class .........................          --             --             --             --             --             --
From net realized gains:
  Investor Class ..................          --         (634,761)          --         (171,301)          --           (2,781)
  Advisor Class ...................          --          (26,334)          --              (58)          --               (9)
  Institutional Class .............          --          (53,730)          --          (27,699)          --             (782)
  C Class .........................          --             --             --             --             --             --
                                      -----------    -----------    -----------    -----------    -----------    -----------
Decrease in net assets
 from distributions ...............       (15,239)      (714,825)          --         (199,058)          --           (3,572)
                                      -----------    -----------    -----------    -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS (Note 4)
Net increase (decrease)
  in net assets
  from capital share
  transactions ....................      (208,788)       795,345        (56,859)       (61,053)        31,585         16,024
                                      -----------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE)
  IN NET ASSETS ...................      (182,979)    (1,158,063)        29,952       (606,847)        46,305          1,018

NET ASSETS
Beginning of period ...............     3,849,888      5,007,951      1,213,463      1,820,310         99,839         98,821
                                      -----------    -----------    -----------    -----------    -----------    -----------
End of period .....................   $ 3,666,909    $ 3,849,888    $ 1,243,415    $ 1,213,463    $   146,144    $    99,839
                                      ===========    ===========    ===========    ===========    ===========    ===========

Accumulated undistributed
  net investment
  income (loss) ...................   $    16,859    $    14,007    $     4,872           --      $      (213)          --
                                      ===========    ===========    ===========    ===========    ===========    ===========

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    35

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

SIX MONTHS ENDED MAY 31, 2002 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2001

                                            GLOBAL GROWTH      INTERNATIONAL OPPORTUNITIES
DECREASE IN NET ASSETS                     2002       2001         2002           2001
                                           ----       ----         ----           ----

OPERATIONS                                              (In Thousands)
Net investment income .............   $     336    $    (190)   $      27   $     (20)
Net realized gain (loss) ..........         104      (77,170)         716        (961)
Change in net
  unrealized appreciation .........       7,738      (15,492)       1,257         924
                                      ---------    ---------    ---------   ---------
Net increase (decrease)
  in net assets
  resulting from
  operations ......................       8,178      (92,852)       2,000         (57)
                                      ---------    ---------    ---------   ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ..................        --           --           --          --
  Advisor Class ...................        --           --           --          --
  Institutional Class .............        --           --           --          --
  C Class .........................        --           --           --          --
From net realized gains:
  Investor Class ..................        --        (30,630)        --          --
  Advisor Class ...................        --            (22)        --          --
  Institutional Class .............        --           (386)        --          --
  C Class .........................        --           --           --          --
                                      ---------    ---------    ---------   ---------
Decrease in net assets
  from distributions ..............        --        (31,038)        --          --
                                      ---------    ---------    ---------   ---------

CAPITAL SHARE TRANSACTIONS (Note 4)
Net increase (decrease)
  in net assets from
  capital share
  transactions ....................     (20,150)     (17,200)      12,562       6,626
                                      ---------    ---------    ---------   ---------

NET INCREASE (DECREASE)
  IN NET ASSETS ...................     (11,972)    (141,090)      14,562       6,569

NET ASSETS
Beginning of period ...............     276,932      418,022        6,569        --
                                      ---------    ---------    ---------   ---------
End of period .....................   $ 264,960    $ 276,932    $  21,131   $   6,569
                                      =========    =========    =========   =========

Undistributed net
  investment income ...............   $     336         --      $      27        --
                                      =========    =========    =========   =========

(1)  June 1, 2001 (inception) through November 30, 2001 for International
     Opportunities.

                                              See Notes to Financial Statements
36     1-800-345-2021                See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation)
is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Growth Fund (International
Growth), International Discovery Fund (International Discovery), Emerging
Markets Fund (Emerging Markets), Global Growth Fund (Global Growth) and
International Opportunities Fund (International Opportunities) (collectively, the funds) are five funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objectives are to seek capital growth by investing primarily in equity securities. International Growth seeks to achieve its investment objective by investing in securities of issuers in developed markets. International Discovery seeks to achieve its investment objective by investing in issuers having comparatively smaller market capitalizations. Emerging Markets seeks to achieve its investment objective by investing in issuers in emerging market countries. Global Growth seeks to achieve its investment objective by investing in U.S. and foreign equity securities of issuers in developed countries. International Opportunities seeks to achieve its investment objective by investing in foreign equity securities of smaller market capitalization companies in developed countries or emerging market countries. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of
America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- International Growth, Emerging Markets, and Global Growth
are authorized to issue the following classes of shares: the Investor Class, the
Advisor Class, the Institutional Class, and the C Class. International Discovery
is authorized to issue the following classes of shares: the Investor Class, the
Advisor Class, and the Institutional Class. International Opportunities is
authorized to issue the following classes of shares: the Investor Class and the
Institutional Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the C Class for Emerging Markets and Global Growth commenced
December 18, 2001 and March 1, 2002, respectively. Sale of the Institutional
Class for International Opportunities had not commenced as of May 31, 2002.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation
(depreciation) on investments, respectively.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Security lending income is recorded daily on an accrual basis.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency.
The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions. There were no open forward contracts at
May 31, 2002.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the

                                                  www.americancentury.com    37

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    CAPITAL LOSS CARRYOVERS -- At November 30, 2001, International Growth,
International Discovery, Emerging Markets, Global Growth, and International
Opportunities had accumulated net realized capital loss carryovers for federal income tax purposes of $880,802,280, $128,430,033, $26,774,355, $80,277,883, and
$891,111, respectively (expiring in 2009), which may be used to offset future taxable gains.

    International Growth, International Discovery, Emerging Markets, Global
Growth, and International Opportunities have elected to treat $67,198,747,
$10,746,422, $75,104, $2,543,874, and $33,622, respectively, of net capital and currency losses incurred in the one-month period ended November 30, 2001, as having been incurred in the following fiscal year for federal income tax purposes.

--------------------------------------------------------------------------------
2. FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the funds'
average daily closing net assets during the previous month.

    The annual management fee for the Investor Class and Institutional Class of
International Opportunities is 2.00% and 1.80%, respectively. Following are the annual management fee schedules for the remaining funds:

  The annual management fee schedule for each class of International Growth is as follows:

                                 INVESTOR   ADVISOR    INSTITUTIONAL      C
                                  CLASS      CLASS         CLASS        CLASS
                                  -----      -----         -----        -----
FUND AVERAGE NET ASSETS
First $1 billion ................ 1.50%      1.25%         1.30%        1.50%
Of the next $1 billion .......... 1.20%      0.95%         1.00%        1.20%
Over $2 billion ................. 1.10%      0.85%         0.90%        1.10%

  The annual management fee schedule for each class of International Discovery is as follows:

                                INVESTOR    ADVISOR    INSTITUTIONAL
                                  CLASS      CLASS         CLASS
                                  -----      -----         -----
FUND AVERAGE NET ASSETS
First $500 million .............. 1.75%      1.50%         1.55%
Of the next $500 million ........ 1.40%      1.15%         1.20%
Over $1 billion ................. 1.20%      0.95%         1.00%

38    1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

  The annual management fee schedule for each class of Emerging Markets is as follows:

                                INVESTOR    ADVISOR    INSTITUTIONAL      C
                                  CLASS      CLASS         CLASS        CLASS
                                  -----      -----         -----        -----
FUND AVERAGE NET ASSETS
First $500 million .............. 2.00%      1.75%         1.80%        2.00%
Of the next $500 million ........ 1.50%      1.25%         1.30%        1.50%
Over $1 billion ................. 1.25%      1.00%         1.05%        1.25%

  The annual management fee schedule for each class of Global Growth is as follows:

                                INVESTOR    ADVISOR    INSTITUTIONAL      C
                                  CLASS      CLASS         CLASS        CLASS
                                  -----      -----         -----        -----
FUND AVERAGE NET ASSETS
First $1 billion ................ 1.30%      1.05%         1.10%        1.30%
Of the next $1 billion .......... 1.15%      0.90%         0.95%        1.15%
Over $2 billion ................. 1.05%      0.80%         0.85%        1.05%

    The effective annual management fee for the six months ended May 31, 2002 for the Investor Class and C Class of International Growth, International
Discovery, Emerging Markets, and Global Growth was 1.24%, 1.51%, 2.00%, and
1.30%, respectively, as applicable. The effective annual management fee for the six months ended May 31, 2002 for the Advisor Class of International Growth,
International Discovery, Emerging Markets, and Global Growth was 0.99%, 1.26%,
1.75%, and 1.05%, respectively. The effective annual management fee for the six months ended May 31, 2002 for the Institutional Class of International Growth,
International Discovery, Emerging Markets, and Global Growth was 1.04%, 1.31%,
1.80%, and 1.10%, respectively.

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the six months ended May 31, 2002, are detailed in the Statement of
Operations.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

    During the six months ended May 31, 2002, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPM (See Note 6). The funds have a securities lending agreement with JPMorgan Chase Bank (Chase) (See Note 5). Chase is a wholly owned subsidiary of JPM.

                                                  www.americancentury.com    39

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the six months ended May 31, 2002, were as follows:

                     INTERNATIONAL   INTERNATIONAL     EMERGING         GLOBAL    INTERNATIONAL
                         GROWTH        DISCOVERY        MARKETS         GROWTH    OPPORTUNITIES
                         ------        ---------        -------         ------    -------------
                                                    (In Thousands)
Purchases ........... $4,167,979       $1,310,250       $245,706       $419,583       $28,579
                                                    (In Thousands)
Proceeds from sales . $4,365,879       $1,351,913       $213,341       $434,095       $16,287

    On May 31, 2002, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                     INTERNATIONAL   INTERNATIONAL     EMERGING         GLOBAL    INTERNATIONAL
                         GROWTH        DISCOVERY        MARKETS         GROWTH    OPPORTUNITIES
                         ------        ---------        -------         ------    -------------
                                                    (In Thousands)
Appreciation ......     $334,751         $188,755        $14,050        $28,152        $2,449
Depreciation ......      (62,527)         (24,444)        (4,722)        (4,615)         (310)
                     ------------     ------------   ------------    ------------   ------------
Net ...............     $272,224         $164,311        $ 9,328        $23,537        $2,139
                     ============     ============   ============    ============   ============
Federal Tax Cost ..   $3,324,519       $1,034,465       $131,953       $229,528       $19,309
                     ============     ============   ============    ============   ============

40    1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                   INTERNATIONAL GROWTH      INTERNATIONAL DISCOVERY        EMERGING MARKETS
                                   SHARES       AMOUNT         SHARES       AMOUNT         SHARES       AMOUNT
                                   ------       ------         ------       ------         ------       ------

INVESTOR CLASS                                                    (In Thousands)
SHARES AUTHORIZED .............   900,000                     400,000                       50,000
                                ===========                 ===========                 ===========
SIX MONTHS ENDED MAY 31, 2002
Sold ..........................   284,659    $ 2,200,710        3,324       $ 35,311        58,316     $ 272,574
Issued in reinvestment
  of distributions ............     1,335         10,348           --             --            --            --
Redeemed ......................  (309,306)    (2,407,860)      (8,163)       (85,518)      (52,451)     (246,588)
                                ----------- -------------   ----------- -------------   ----------- -------------
Net increase (decrease) .......   (23,312)   $  (196,802)      (4,839)      $(50,207)        5,865     $  25,986
                                =========== =============   =========== =============   =========== =============
YEAR ENDED NOVEMBER 30, 2001
Sold ..........................   516,626    $ 4,768,910        7,274      $  86,411        48,267     $ 209,448
Issued in reinvestment
  of distributions ............    47,617        506,189       12,292        158,931           571         2,678
Redeemed ......................  (515,437)    (4,720,716)     (29,030)      (330,405)      (45,510)     (196,804)
                                ----------- -------------   ----------- -------------   ----------- -------------
Net increase (decrease) .......    48,806    $   554,383       (9,464)     $ (85,063)        3,328     $  15,322
                                =========== =============   =========== =============   =========== =============

ADVISOR CLASS                                                     (In Thousands)
SHARES AUTHORIZED .............    75,000                       5,000                       12,500
                                ===========                 ===========                 ===========
SIX MONTHS ENDED MAY 31, 2002
Sold ..........................    46,285      $ 356,405            3           $ 23         1,551       $ 7,366
Issued in reinvestment
  of distributions ............        36            281           --             --            --            --
Redeemed ......................   (44,103)      (341,738)          (4)           (41)       (1,430)       (6,824)
                                ----------- -------------   ----------- -------------   ----------- -------------
Net increase (decrease) .......     2,218      $  14,948           (1)          $(18)          121       $   542
                                =========== =============   =========== =============   =========== =============
YEAR ENDED NOVEMBER 30, 2001
Sold ..........................    51,767      $ 462,609           11          $ 132           647       $ 2,759
Issued in reinvestment
  of distributions ............     2,271         24,141            4             58             2             8
Redeemed ......................   (42,888)      (379,100)         (27)          (311)         (492)       (2,153)
                                ----------- -------------   ----------- -------------   ----------- -------------
Net increase (decrease) .......    11,150      $ 107,650          (12)         $(121)          157       $   614
                                =========== =============   =========== =============   =========== =============

INSTITUTIONAL CLASS                                               (In Thousands)
SHARES AUTHORIZED .............   100,000                      50,000                       12,500
                                ===========                 ===========                 ===========
SIX MONTHS ENDED MAY 31, 2002
Sold ..........................    27,844      $ 216,669        5,234       $ 55,836         4,345      $ 20,159
Issued in reinvestment
  of distributions ............       241          1,869           --             --            --            --
Redeemed ......................   (31,460)      (246,178)      (5,899)       (62,470)       (3,461)      (15,136)
                                ----------- -------------   ----------- -------------   ----------- -------------
Net increase (decrease) .......    (3,375)     $ (27,640)        (665)      $ (6,634)          884      $  5,023
                                =========== =============   =========== =============   =========== =============
YEAR ENDED NOVEMBER 30, 2001
Sold ..........................    46,033      $ 410,044        9,293      $ 109,912         1,229       $ 5,413
Issued in reinvestment
  of distributions ............     4,635         49,267        2,137         27,699           166           782
Redeemed ......................   (36,572)      (326,144)     (10,152)      (113,480)       (1,374)       (6,107)
                                ----------- -------------   ----------- -------------   ----------- -------------
Net increase ..................    14,096      $ 133,167        1,278      $  24,131            21       $    88
                                =========== =============   =========== =============   =========== =============

C CLASS                                                           (In Thousands)
SHARES AUTHORIZED .............    50,000                         N/A                       12,500
                                ===========                 ===========                 ===========
SIX MONTHS ENDED MAY 31, 2002(1)
Sold ..........................        96           $737                                        10          $ 48
Redeemed ......................        (4)           (31)                                       (3)          (14)
                                ----------- -------------                               ----------- -------------
Net increase ..................        92            706                                         7          $ 34
                                =========== =============                               =========== =============
YEAR ENDED NOVEMBER 30, 2001(2)
Sold ..........................        18           $145
                                =========== =============

(1) December 18, 2001 (commencement of sale) through May 31, 2002 for
    Emerging Markets.

(2) June 4, 2001 (commencement of sale) through November 30, 2001 for
    International Growth.

                                                   www.americancentury.com    41

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                      GLOBAL GROWTH        INTERNATIONAL OPPORTUNITIES
                                   SHARES       AMOUNT         SHARES       AMOUNT
                                   ------       ------         ------       ------

INVESTOR CLASS                                   (In Thousands)
SHARES AUTHORIZED .............   135,000                     250,000
                                ===========                 ===========
SIX MONTHS ENDED MAY 31, 2002
Sold ..........................    52,739      $ 329,089        2,386       $ 12,879
Issued in reinvestment
  of distributions ............        --             --           --             --
Redeemed ......................   (55,848)      (349,386)          (61)         (317)
                                ----------- -------------   ----------- -------------
Net increase (decrease) .......    (3,109)      $(20,297)        2,325       $12,562
                                =========== =============   =========== =============
YEAR ENDED NOVEMBER 30, 2001(1)
Sold ..........................    93,648      $ 667,575         1,388        $6,793
Issued in reinvestment
  of distributions ............     3,579         29,565            --            --
Redeemed ......................  (100,379)      (715,489)          (38)         (167)
                                ----------- -------------   ----------- -------------
Net increase (decrease) .......    (3,152)     $ (18,349)        1,350        $6,626
                                =========== =============   =========== =============

ADVISOR CLASS                                    (In Thousands)
SHARES AUTHORIZED .............    10,000                         N/A
                                ===========                 ===========
SIX MONTHS ENDED MAY 31, 2002
Sold ..........................       191         $1,203
Issued in reinvestment
  of distributions ............        --             --
Redeemed ......................      (146)          (918)
                                ----------- -------------
Net increase ..................        45         $  285
                                =========== =============
YEAR ENDED NOVEMBER 30, 2001
Sold ..........................     5,395       $ 39,591
Issued in reinvestment
  of distributions ............         3             22
Redeemed ......................    (5,332)       (38,965)
                                ----------- -------------
Net increase ..................        66       $    648
                                =========== =============

INSTITUTIONAL CLASS                              (In Thousands)
SHARES AUTHORIZED .............    10,000                      50,000
                                ===========                 ===========
SIX MONTHS ENDED MAY 31, 2002
Sold ..........................       128          $ 801
Issued in reinvestment
  of distributions ............        --             --
Redeemed ......................      (154)          (963)
                                ----------- -------------
Net decrease ..................       (26)         $(162)
                                =========== =============
YEAR ENDED NOVEMBER 30, 2001
Sold ..........................       304        $ 2,202
Issued in reinvestment
  of distributions ............        47            386
Redeemed ......................      (302)        (2,087)
                                ----------- -------------
Net increase ..................        49        $   501
                                =========== =============

C CLASS                                          (In Thousands)
SHARES AUTHORIZED .............    10,000                         N/A
                                ===========                 ===========
SIX MONTHS ENDED MAY 31, 2002(2)
Sold ..........................         4            $24
                                =========== =============

(1) June 1, 2001 (inception) through November 30, 2001 for
    International Opportunities.

(2) March 1, 2002 (commencement of sale) through May 31, 2002 for
    Global Growth.

42    1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

--------------------------------------------------------------------------------
5. SECURITIES LENDING

    At May 31, 2002, securities in International Growth, International
Discovery, Emerging Markets, Global Growth, and International Opportunities
valued at $786,068,022, $149,770,693, $9,616,836, $35,526,917, and $1,097,055,
respectively, were on loan through the lending agent, Chase, to certain approved borrowers. Chase receives and maintains collateral in the form of cash, U.S.
Treasury or Government Agency securities and/or letters of credit for the fund.
The value of cash collateral at period end is disclosed in the Statement of
Asset's and Liabilities. The total value of collateral, at this date, was valued at $828,575,364, $157,751,215, $9,924,037, $36,797,303, and $1,157,450,
respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

--------------------------------------------------------------------------------
6. BANK LOANS

    The funds, along with certain other funds managed by ACIM, have a
$650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from $520,000,000 effective December 18, 2001. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended May 31, 2002.

                                                  www.americancentury.com    43

International Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                     Investor Class
                                         2002(1)       2001         2000         1999         1998         1997
=================================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period .   $7.86       $12.05       $13.02        $9.25        $9.22        $8.73
                                      ----------   ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income (Loss)(2) ....    0.04         0.04        (0.02)       (0.01)        0.03         --(3)
  Net Realized and
    Unrealized Gain (Loss) ...........    0.01        (2.50)       (0.22)        3.95         1.31         1.41
                                      ----------   ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations ...    0.05        (2.46)       (0.24)        3.94         1.34         1.41
                                      ----------   ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income .........   (0.03)          --        (0.01)       (0.02)       (0.03)          --
  From Net Realized Gains ............      --        (1.73)       (0.72)       (0.15)       (1.28)       (0.92)
                                      ----------   ----------   ----------   ----------   ----------   ----------
  Total Distributions ................   (0.03)       (1.73)       (0.73)       (0.17)       (1.31)       (0.92)
                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period .......   $7.88        $7.86       $12.05       $13.02        $9.25        $9.22
                                      ==========   ==========   ==========   ==========   ==========   ==========
  TOTAL RETURN(4) ....................    0.66%      (24.18)%      (2.47)%      43.22%       16.74%       18.12%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............  1.24%(5)       1.21%        1.20%        1.27%      1.33%        1.38%(6)
Ratio of Net Investment Income (Loss)
  to Average Net Assets ..............  1.01%(5)       0.48%      (0.16)%      (0.06)%      0.33%          0.04%
Portfolio Turnover Rate ..............     116%         178%         116%         117%       190%           163%
Net Assets, End of Period
  (in thousands) ................... $3,115,133   $3,290,867   $4,455,433   $3,701,903 $2,448,162     $1,728,617

(1) Six months ended May 31, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.56% for the year ended November 30,
    1997.

                                               See Notes to Financial Statements
44    1-800-345-2021                  See Glossary for a Definition of the Table

International Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                     Advisor Class
                                         2002(1)      2001         2000         1999         1998         1997
=================================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period .   $7.83      $12.02        $12.99        $9.24       $9.20        $8.72
                                      ----------   ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income (Loss)(2) ....    0.03        0.02         (0.05)       (0.04)       --(3)       (0.03)
  Net Realized and
    Unrealized Gain (Loss) ...........    0.01       (2.51)        (0.23)        3.94        1.33         1.43
                                      ----------   ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations ...    0.04       (2.49)        (0.28)        3.90        1.33         1.40
                                      ----------   ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income .........   (0.01)         --          --(3)        --(3)      (0.01)          --
  From Net Realized Gains ............      --       (1.70)        (0.69)       (0.15)      (1.28)       (0.92)
                                      ----------   ----------   ----------   ----------   ----------   ----------
  Total Distributions ................   (0.01)      (1.70)        (0.69)       (0.15)      (1.29)       (0.92)
                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period .......   $7.86       $7.83        $12.02       $12.99       $9.24        $9.20
                                      ==========   ==========   ==========   ==========   ==========   ==========
  TOTAL RETURN(4) ....................    0.53%     (24.45)%       (2.72)%      42.86%      16.58%       17.97%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............   1.49%(5)     1.46%         1.45%        1.52%       1.58%        1.63%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ..............   0.76%(5)     0.23%       (0.41)%      (0.31)%       0.08%      (0.21)%
Portfolio Turnover Rate ..............      116%       178%          116%         117%        190%         163%
Net Assets, End of Period
  (in thousands) .....................  $223,667   $205,483      $181,263      $61,317     $21,635       $9,111

(1) Six months ended May 31, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    45

International Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                 Institutional Class
                                         2002(1)      2001        2000         1999         1998        1997(2)
=================================================================================================================

PER-SHARE DATA
Net Asset Value, Beginning of Period     $7.88       $12.07       $13.05        $9.28        $9.22        $9.26
                                      ----------   ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income (Loss)(3) ...     0.05         0.06         0.01         --(4)        0.05         --(4)
  Net Realized and
    Unrealized Gain (Loss) ..........     0.01        (2.50)       (0.24)        3.96         1.32        (0.04)
                                      ----------   ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations ..     0.06        (2.44)       (0.23)        3.96         1.37        (0.04)
                                      ----------   ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ........    (0.05)          --        (0.03)       (0.04)       (0.03)          --
  From Net Realized Gains ...........       --        (1.75)       (0.72)       (0.15)       (1.28)          --
                                      ----------   ----------   ----------   ----------   ----------   ----------
  Total Distributions ...............    (0.05)       (1.75)       (0.75)       (0.19)       (1.31)          --
                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period ......    $7.89        $7.88       $12.07       $13.05        $9.28        $9.22
                                      ==========   ==========   ==========   ==========   ==========   ==========
  TOTAL RETURN(5) ...................     0.74%      (23.96)%      (2.35)%      43.40%       17.14%       (0.43)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............   1.04%(6)       1.01%        1.00%        1.07%        1.13%      1.18%(6)
Ratio of Net Investment Income (Loss)
  to Average Net Assets .............   1.21%(6)       0.68%        0.04%        0.14%        0.53%    (0.53)%(6)
Portfolio Turnover Rate .............      116%         178%         116%         117%         190%       163%(7)
Net Assets, End of Period
  (in thousands) ....................  $327,246     $353,399     $371,255     $132,031      $13,562      $18,846

(1) Six months ended May 31, 2002 (unaudited).

(2) November 20, 1997 (commencement of sale) through November 30, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 1997.

                                              See Notes to Financial Statements
46    1-800-345-2021                 See Glossary for a Definition of the Table

International Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED (AS NOTED)

                                                                     C Class
                                                              2002(1)       2001(2)
====================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period .....................     $7.82         $9.16
                                                            ----------    ----------
Income From Investment Operations
  Net Investment Income (Loss)(3) ........................      0.03         (0.04)
  Net Realized and Unrealized Loss .......................     (0.02)        (1.30)
                                                            ----------    ----------
  Total From Investment Operations .......................      0.01         (1.34)
                                                            ----------    ----------
Net Asset Value, End of Period ...........................     $7.83         $7.82
                                                            ==========    ==========
  TOTAL RETURN(4) ........................................      0.13%       (14.63)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .........    2.24%(5)      2.23%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets .  0.01%(5)    (0.99)%(5)
Portfolio Turnover Rate .....................................     116%        178%(6)
Net Assets, End of Period ................................... $863,173      $138,307

(1) Six months ended May 31, 2002 (unaudited).

(2) June 4, 2001 (commencement of sale) through November 30, 2001.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2001.

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    47

International Discovery--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                     Investor Class
                                         2002(1)       2001         2000         1999         1998         1997
=================================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period .  $10.13       $14.23       $15.20        $9.24        $8.54        $7.60
                                      ----------   ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income (Loss)(2) ....    0.04         0.01        (0.12)       (0.07)       (0.03)       (0.03)
  Net Realized and
    Unrealized Gain (Loss) ...........    0.71        (2.54)        0.03         6.06         1.22         1.31
                                      ----------   ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations ...    0.75        (2.53)       (0.09)        5.99         1.19         1.28
                                      ----------   ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income ........       --           --           --           --        (0.02)       (0.02)
  From Net Realized Gains ...........       --        (1.57)       (0.88)       (0.03)       (0.47)       (0.32)
                                      ----------   ----------   ----------   ----------   ----------   ----------
  Total Distributions ...............       --        (1.57)       (0.88)       (0.03)       (0.49)       (0.34)
                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period ......   $10.88       $10.13       $14.23       $15.20        $9.24        $8.54
                                      ==========   ==========   ==========   ==========   ==========   ==========
  TOTAL RETURN(3) ...................     7.40%      (20.17)%      (1.27)%      65.12%       14.79%       17.76%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............   1.51%(4)       1.45%        1.36%        1.55%        1.64%      1.70%(5)
Ratio of Net Investment Income (Loss)
  to Average Net Assets .............   0.76%(4)       0.10%      (0.64)%      (0.65)%      (0.36)%      (0.37)%
Portfolio Turnover Rate .............      113%         180%         113%         110%         178%         146%
Net Assets, End of Period
  (in thousands) ................... $1,043,893   $1,021,063   $1,568,872   $1,408,624     $781,551     $626,327

(1) Six months ended May 31, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.87% for the year ended November 30,
    1997.

                                              See Notes to Financial Statements
48    1-800-345-2021                 See Glossary for a Definition of the Table

International Discovery--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                 Advisor Class
                                          2002(1)       2001         2000        1999        1998(2)
=======================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period ...  $10.05       $14.17       $15.14        $9.22       $10.10
                                         ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income (Loss)(3) ......    0.03         --(4)       (0.12)       (0.07)       (0.02)
  Net Realized and Unrealized Gain (Loss)   0.70        (2.55)       (0.01)        6.02        (0.86)
                                         ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations .....    0.73        (2.55)       (0.13)        5.95        (0.88)
                                         ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Realized Gains ..............      --        (1.57)       (0.84)       (0.03)         --
                                         ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period .........  $10.78       $10.05       $14.17       $15.14        $9.22
                                         ==========   ==========   ==========   ==========   ==========
  TOTAL RETURN(5) ......................    7.26%      (20.43)%      (1.53)%      64.82%       (8.71)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................  1.76%(6)       1.70%         1.61%        1.80%       1.89%(6)
Ratio of Net Investment Income (Loss)
  to Average Net Assets ................  0.51%(6)     (0.15)%       (0.87)%      (0.90)%     (0.60)%(6)
Portfolio Turnover Rate ................     113%         180%          113%         110%        178%(7)
Net Assets, End of Period
  (in thousands) .......................     $245         $244          $509          $57           $11

(1) Six months ended May 31, 2002 (unaudited).

(2) April 28, 1998 (commencement of sale) through November 30, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 1998.

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    49

International Discovery--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                  Institutional Class
                                               2002(1)       2001         2000         1999        1998(2)
===========================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period .......  $10.18       $14.26       $15.24         $9.25       $8.18
                                             ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income (Loss)(3) ..........    0.05         0.04        (0.08)        (0.04)       --(4)
  Net Realized and Unrealized Gain (Loss) ..    0.71        (2.55)        0.01          6.06        1.07
                                             ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations .........    0.76        (2.51)       (0.07)         6.02        1.07
                                             ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Realized Gains ..................      --        (1.57)       (0.91)        (0.03)         --
                                             ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period .............  $10.94       $10.18       $14.26        $15.24       $9.25
                                             ==========   ==========   ==========   ==========   ==========
  TOTAL RETURN(5) ..........................    7.47%      (19.97)%      (1.13)%       65.37%      13.08%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ....................  1.31%(6)       1.25%        1.16%         1.35%      1.44%(6)
Ratio of Net Investment Income (Loss)
  to Average Net Assets ....................  0.96%(6)       0.30%      (0.44)%       (0.45)%      0.00%(6)
Portfolio Turnover Rate ....................     113%         180%         113%          110%       178%(7)
Net Assets, End of Period (in thousands) ... $199,277     $192,155     $250,930      $182,222      $60,918

(1) Six months ended May 31, 2002 (unaudited).

(2) January 2, 1998 (commencement of sale) through November 30, 1998.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 1998.

                                              See Notes to Financial Statements
50     1-800-345-2021                See Glossary for a Definition of the Table

Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                    Investor Class
                                         2002(1)       2001        2000         1999         1998        1997(2)
=================================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period .   $4.06        $4.68        $5.62        $3.49        $4.15        $5.00
                                      ----------   ----------   ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Loss(3) ............    (0.01)       (0.02)       (0.06)       (0.01)        --(4)       (0.01)
  Net Realized and
    Unrealized Gain (Loss) ..........     0.59        (0.43)       (0.88)        2.14        (0.66)       (0.84)
                                      ----------   ----------   ----------   ----------   ----------   ----------
  Total From Investment Operations ..     0.58        (0.45)       (0.94)        2.13        (0.66)       (0.85)
                                      ----------   ----------   ----------   ----------   ----------   ----------
Distributions
  From Net Realized Gains ...........       --        (0.17)         --           --           --           --
                                      ----------   ----------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period ......    $4.64        $4.06        $4.68        $5.62        $3.49        $4.15
                                      ==========   ==========   ==========   ==========   ==========   ==========
  TOTAL RETURN(5) ...................    14.57%      (10.28)%     (16.73)%      61.03%      (15.90)%     (17.00)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Asset ..............   2.00%(6)       2.00%        2.00%        2.00%        2.00%      2.00%(6)
Ratio of Net Investment Loss
  to Average Net Assets ............. (0.36)%(6)     (0.27)%      (0.88)%      (0.33)%      (0.03)%    (0.74)%(6)
Portfolio Turnover Rate .............      173%         326%         196%         168%         270%          36%
Net Assets, End of Period
  (in thousands) ....................  $119,195      $80,422      $77,279      $82,359      $21,124      $11,830

(1) Six months ended May 31, 2002 (unaudited).

(2) September 30, 1997 (inception) through November 30, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    51

Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                    Advisor Class
                                                  2002(1)        2001          2000       1999(2)
===================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period .........    $4.03         $4.66         $5.61        $4.44
                                               ----------    ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income (Loss)(3) ............    (0.01)        (0.04)        (0.08)        --(4)
  Net Realized and Unrealized Gain (Loss) ....     0.58         (0.42)        (0.87)        1.17
                                               ----------    ----------    ----------    ----------
  Total From Investment Operations ...........     0.57         (0.46)        (0.95)        1.17
                                               ----------    ----------    ----------    ----------
Distributions
  From Net Realized Gains ....................      --          (0.17)          --           --
                                               ----------    ----------    ----------    ----------
Net Asset Value, End of Period ...............    $4.60         $4.03         $4.66        $5.61
                                               ==========    ==========    ==========    ==========
  TOTAL RETURN(5) ............................    14.14%       (10.32)%      (16.93)%      26.35%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ......................   2.25%(6)        2.25%         2.25%      2.25%(6)
Ratio of Net Investment Income (Loss)
  to Average Net Assets ...................... (0.61)%(6)      (0.52)%       (1.13)%      0.02%(6)
Portfolio Turnover Rate ......................      173%          326%          196%       168%(7)
Net Assets, End of Period (in thousands) .....    $1,488          $815          $212         $143

(1) Six months ended May 31, 2002 (unaudited).

(2) May 12, 1999 (commencement of sale) through November 30, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 1999.

                                              See Notes to Financial Statements
52    1-800-345-2021                 See Glossary for a Definition of the Table

Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                Institutional Class
                                                  2002(1)        2001          2000        1999(2)
===================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period .........    $4.08         $4.70         $5.63         $3.39
                                               ----------    ----------    ----------    ----------
Income From Investment Operations
  Net Investment Loss(3) .....................     --(4)        (0.01)        (0.05)         --(4)
  Net Realized and Unrealized Gain (Loss) ....     0.59         (0.44)        (0.88)         2.24
                                               ----------    ----------    ----------    ----------
  Total From Investment Operations ...........     0.59         (0.45)        (0.93)         2.24
                                               ----------    ----------    ----------    ----------
Distributions
  From Net Realized Gains ....................      --          (0.17)          --            --
                                               ----------    ----------    ----------    ----------
Net Asset Value, End of Period ...............    $4.67         $4.08         $4.70         $5.63
                                               ==========    ==========    ==========    ==========
  TOTAL RETURN(5) ............................    14.46%       (10.01)%      (16.52)%       66.08%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ......................   1.80%(6)        1.80%         1.80%       1.80%(6)
Ratio of Net Investment Loss
  to Average Net Assets ...................... (0.16)%(6)      (0.07)%       (0.68)%     (0.05)%(6)
Portfolio Turnover Rate ......................      173%          326%          196%        168%(7)
Net Assets, End of Period (in thousands) .....   $25,427       $18,602       $21,330       $16,507

(1) Six months ended May 31, 2002 (unaudited).

(2) January 28, 1999 (commencement of sale) through November 30, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 1999.

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    53

Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED (AS NOTED)

                                                                        C Class
                                                                        2002(1)
================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period .............................       $4.24
                                                                     -----------
Income From Investment Operations
  Net Investment Loss(2) .........................................       (0.03)
  Net Realized and Unrealized Gain ...............................        0.41
                                                                     -----------
  Total From Investment Operations ...............................        0.38
                                                                     -----------
Net Asset Value, End of Period ...................................       $4.62
                                                                     ===========
  TOTAL RETURN(3) ................................................        8.96%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ................     3.00%(4)
Ratio of Net Investment Loss to Average Net Assets ...............   (1.21)%(4)
Portfolio Turnover Rate ..........................................      173%(5)
Net Assets, End of Period ........................................     $34,144

(1) December 18, 2001 (commencement of sale) through May 31, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the six months ended May 31, 2002.

                                              See Notes to Financial Statements
54     1-800-345-2021                See Glossary for a Definition of the Table

Global Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                  Investor Class
                                                  2002(1)       2001          2000         1999(2)
===================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period .........   $6.18         $8.73         $8.33         $5.00
                                               ----------    ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income (Loss)(3) ............    0.01          --(4)        (0.05)        (0.01)
  Net Realized and Unrealized Gain (Loss) ....    0.16         (1.90)         0.81          3.34
                                               ----------    ----------    ----------    ----------
  Total From Investment Operations ...........    0.17         (1.90)         0.76          3.33
                                               ----------    ----------    ----------    ----------
Distributions
  From Net Realized Gains ....................      --         (0.65)        (0.36)          --
                                               ----------    ----------    ----------    ----------
Net Asset Value, End of Period ...............   $6.35         $6.18         $8.73         $8.33
                                               ==========    ==========    ==========    ==========
  TOTAL RETURN(5) ............................    2.75%       (23.62)%        8.81%        66.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .....................  1.30%(6)        1.30%         1.30%         1.30%(6)
Ratio of Net Investment Income (Loss)
  to Average Net Assets .....................  0.25%(6)      (0.06)%       (0.48)%       (0.20)%(6)
Portfolio Turnover Rate .....................     158%          232%          123%            133%
Net Assets, End of Period (in thousands) .... $260,160      $272,402      $412,631        $233,823

(1) Six months ended May 31, 2002 (unaudited).

(2) December 1, 1998 (inception) through November 30, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    55

Global Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                 Advisor Class
                                               2002(1)        2001          2000         1999(2)
=================================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period .......   $6.16         $8.72         $8.31         $5.58
                                             ----------    ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income (Loss)(3) ..........    --(4)         --(4)        (0.06)        (0.03)
  Net Realized and Unrealized Gain (Loss) ..    0.16         (1.93)         0.82          2.76
                                             ----------    ----------    ----------    ----------
  Total From Investment Operations .........    0.16         (1.93)         0.76          2.73
                                             ----------    ----------    ----------    ----------
Distributions
  From Net Realized Gains ..................     --          (0.63)        (0.35)          --
                                             ----------    ----------    ----------    ----------
Net Asset Value, End of Period .............   $6.32         $6.16         $8.72         $8.31
                                             ==========    ==========    ==========    ==========
  TOTAL RETURN(5) ..........................    2.60%       (23.97)%        8.79%        48.92%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ....................  1.55%(6)        1.55%         1.55%       1.55%(6)
Ratio of Net Investment Income (Loss)
  to Average Net Assets ....................  0.00%(6)      (0.31)%       (0.73)%     (0.40)%(6)
Portfolio Turnover Rate ....................     158%          232%          123%        133%(7)
Net Assets, End of Period (in thousands) ...     $920          $623          $301          $112

(1) Six months ended May 31, 2002 (unaudited).

(2) February 5, 1999 (commencement of sale) through November 30, 1999.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 1999.

                                              See Notes to Financial Statements
56    1-800-345-2021                 See Glossary for a Definition of the Table

Global Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                       Institutional Class
                                                2002(1)        2001        2000(2)
===================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period .......    $6.19         $8.74        $9.73
                                             ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income (Loss)(3) ..........     0.01          0.01        (0.01)
  Net Realized and Unrealized Gain (Loss) ..     0.17         (1.90)       (0.98)
                                             ----------    ----------    ----------
  Total From Investment Operations .........     0.18         (1.89)       (0.99)
                                             ----------    ----------    ----------
Distributions
  From Net Realized Gains ..................     --           (0.66)         --
                                             ----------    ----------    ----------
Net Asset Value, End of Period .............    $6.37         $6.19        $8.74
                                             ==========    ==========    ==========
  TOTAL RETURN(4) ..........................     2.91%       (23.53)%     (10.17)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...................... 1.10%(5)        1.10%      1.10%(5)
Ratio of Net Investment Income (Loss)
  to Average Net Assets ...................... 0.45%(5)        0.14%    (0.43)%(5)
Portfolio Turnover Rate ......................    158%          232%       123%(6)
Net Assets, End of Period (in thousands) .....  $3,855        $3,907       $5,090

(1) Six months ended May 31, 2002 (unaudited).

(2) August 1, 2000 (commencement of sale) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2000.

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    57

Global Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED (AS NOTED)

                                                                        C Class
                                                                        2002(1)
================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period ...............................     $6.14
                                                                     -----------
Income From Investment Operations
  Net Investment Income(2) .........................................      --(3)
  Net Realized and Unrealized Gain (Loss) ..........................      0.19
                                                                     -----------
  Total From Investment Operations .................................      0.19
                                                                     -----------
Net Asset Value, End of Period .....................................     $6.33
                                                                     ===========
  TOTAL RETURN(4) ..................................................      3.09%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ..................   2.30%(5)
Ratio of Net Investment Income to Average Net Assets ...............   0.24%(5)
Portfolio Turnover Rate ............................................    158%(6)
Net Assets, End of Period ..........................................   $24,283

(1) March 1, 2002 (commencement of sale) through May 31, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the six months ended May 31, 2002.

                                              See Notes to Financial Statements
58    1-800-345-2021                 See Glossary for a Definition of the Table

International Opportunities--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                Investor Class
                                                              2002(1)       2001(2)
====================================================================================
PER-SHARE DATA
Net Asset Value, Beginning of Period .......................   $4.87         $5.00
                                                             ----------   ----------
Income From Investment Operations
  Net Investment Income (Loss)(3) ..........................    0.01         (0.02)
  Net Realized and Unrealized Gain (Loss) ..................    0.87         (0.11)
                                                             ----------   ----------
  Total From Investment Operations .........................    0.88         (0.13)
                                                             ----------   ----------
Net Asset Value, End of Period .............................   $5.75         $4.87
                                                             ==========   ==========
  TOTAL RETURN(4) ..........................................   18.07%        (2.60)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ..........  2.00%(5)         2.00%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets . 0.47%(5)       (0.75)%(5)
Portfolio Turnover Rate ....................................     140%             147%
Net Assets, End of Period (in thousands) ...................  $21,131           $6,569

(1) Six months ended May 31, 2002 (unaudited).

(2) June 1, 2001 (inception) through November 30, 2001.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year and not annualized.

(5) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com    59

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Four classes of shares are authorized for sale by International Growth,
Emerging Markets, and Global Growth: Investor Class, Advisor Class,
Institutional Class, and C Class. Three classes of shares are authorized for sale by International Discovery: Investor Class, Advisor Class, and
Institutional Class. Two classes of shares are authorized for sale by
International Opportunities: Investor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which the C Class shares are purchased. The total expense ratio of the C Class share is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to
us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

60    1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

    American Century offers more than a dozen growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

    In addition to these principles, each fund has its own investment policies:

    INTERNATIONAL GROWTH invests primarily in the equity securities of foreign companies. These companies will be located primarily in developed countries.

    INTERNATIONAL DISCOVERY invests primarily in equity securities of companies that are small- to medium-sized at the time of purchase and are located in foreign developed countries or emerging market countries.

    EMERGING MARKETS invests primarily in the equity securities of companies in emerging market countries. The companies may be located in emerging market countries or may derive a significant portion of their business from emerging market countries. This fund may experience greater share price fluctuation and short-term risk than either International Growth or International Discovery.

    GLOBAL GROWTH invests primarily in equity securities of both U.S. and foreign companies. These companies will be primarily in developed countries.

    INTERNATIONAL OPPORTUNITIES invests primarily in equity securities of companies that are small-sized at the time of purchase and are located in foreign developed countries or emerging market countries .

    International investing involves special risks, including political instability and economic risk. Investing in emerging markets may accentuate these risks. Historically, share prices of small companies have been more volatile than those of large companies.

HOW CURRENCY RETURNS AFFECT FUND PERFORMANCE

    For U.S. investors, the total return from international stocks includes the effects of currency fluctuations--the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when income, gains, and losses from international stocks are converted into
U.S. dollars.

    Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. As a result, the value of your investment could change based solely upon changes in the exchange rates between foreign currencies and the
U.S. dollar. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. (The weakened foreign currency buys fewer dollars.) Conversely, the dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, currency devaluations and political developments.

                                                  www.americancentury.com    61

Background Information
--------------------------------------------------------------------------------
                                                                    (Continued)

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the
EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE(reg.sm)), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices,
MSCI EUROPE and MSCI FAR EAST, which measure stock performance in 14 European countries and four Asian countries, respectively.

     The MSCI EMERGING MARKETS FREE INDEX (EMF(reg.sm)) represents the performance of stocks in 26 emerging market countries in Europe, Latin America, and the Pacific Basin. Within this index is a narrower index, MSCI EMERGING
LATIN AMERICA, which measures the performance of stocks in seven Latin American countries.

     The MSCI WORLD FREE INDEX represents the performance of stocks in developed market countries (including the United States) that are available for purchase by global investors.

     The SALOMON SMITH BARNEY EXTENDED MARKET INDEX (SSB EMI) represents the global small-capitalization stock universe. The SSB EMI GROWTH WORLD EX US INDEX is a subset of the SSB EMI. The Growth designation is based on a stock's relative magnitude of three growth characteristics: 5-year historical earnings per share growth rate; 5-year historical sales per share growth rate; and 5-year average annual internal growth rate. The World ex US designation indicates that the companies included in the index are located in 49 countries worldwide, excluding the United States.

[left margin]

PORTFOLIO MANAGERS
  International Growth
       HENRIK STRABO
       MARK KOPINSKI
       KEITH CREVELING
========================================
  International Discovery
       MARK KOPINSKI
       BRIAN BRADY
       TREVOR GURWICH
========================================
  Emerging Markets
       MICHAEL DONNELLY, CFA
       RAYMOND KONG
========================================
  Global Growth
       HENRIK STRABO
       MATT HUDSON
========================================
  International Opportunities
       HENRIK STRABO
       LYNN SCHROEDER

62    1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial
Highlights" on pages 44-59.

INVESTMENT TERMS

*   MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

*   WEIGHTED AVERAGE MARKET CAPITALIZATION -- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

*   NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

*   PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

*   PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

*   PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's
P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

*   BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

*   CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*   GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $10.7 billion. This is Lipper's market capitalization breakpoint as of May
31, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.4 billion and $10.7 billion. This is Lipper's market capitalization breakpoint as of May 31, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.4 billion. This is Lipper's market capitalization breakpoint as of May
31, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

*   VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

                                                  www.americancentury.com    63

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

64    1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term Tax-Free
   Ginnie Mae                      AZ Municipal Bond
   Inflation-Adjusted Bond         FL Municipal Bond
   Limited-Term Bond               Tax-Free Bond
   Short-Term Government           CA Limited-Term Tax-Free
   Short-Term Treasury             Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

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[graphic of rowers]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85  billion for roughly 2 million individuals, institutions, and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

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P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                   PRSRT STD
P.O. Box 419200                                            U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                  AMERICAN CENTURY
www.americancentury.com                                        COMPANIES

0207                              American Century Investment Services, Inc.
SH-SAN-30290S                     (c)2002 American Century Services Corporation